UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Advantus Series Fund, Inc.
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.  REPORT TO STOCKHOLDERS.

Discover Value.

Annual Report
Advantus Series Fund, Inc.

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

December 31, 2010

Equities

Index 400 Mid-Cap Portfolio

Index 500 Portfolio

Real Estate Securities Portfolio

Fixed Income

International Bond Portfolio

Bond Portfolio

Mortgage Securities Portfolio

Money Market

Money Market Portfolio

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How to Use this Report

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 30.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses—whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your financial advisor, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

Letter from the President

Confidence in the economy increased over the year, improving the outlook for the year ahead. Employment indicators improved modestly by year's end, and retail sales picked up. A political compromise resolved the uncertainty over taxes, at least for now. Continued growth outside the U.S. also provided a positive force.

Many forecasters increased their 2011 growth estimates. Rising stock prices have helped create a wealth effect, lifting the moods of consumers and investors and pushing the economy and markets up in a "virtuous cycle."

Across the pond in Europe, the European sovereign debt crisis went through a second round with Ireland's financial problems (Greece was the initial round), but the markets did not react as negatively as they did the first time through. European debt problems are likely to keep flaring up from time to time in 2011 and will continue to nag the markets.

In the fixed income markets, Treasury yields spiked in the year's final quarter, driving prices down. The move out of Treasuries reflected greater economic confidence, rather than inflation concerns. The desire for safety that drove the demand for Treasuries over the past two years has ebbed, at least for now.

For stocks, 2010 was the second consecutive year of double-digit equity gains. The Standard & Poor's 500 Index finished up 15 percent. Small company stocks, represented by the Russell 2000 Index, were up 25.3 for the year, boosted by strong performance from technology companies and increased merger and acquisition activity. The continuing strength in corporate profits supported the market's gains. Companies proved adept at managing in a challenging economic environment.

Commercial real estate turned in a strong performance. The Wilshire Real Estate Securities Index was up 29.1 percent for the year, finishing 2010 as one of the market's top performing sectors. Expectations for improved occupancy and rental rates have ratcheted up. An open spigot of capital is flowing to commercial real estate, and banks and insurance companies have reentered the commercial lending space. If GDP and job growth continues, the commercial real estate picture should continue to get brighter.

On the residential side, the long slog of working through a huge inventory of foreclosed homes continues. An estimated 9 percent of homes are in foreclosure, compared to 1 percent in normal times. The one piece of modestly good news is that the number is not moving up. On the other hand, it's not moving down.

Our 2011 outlook

Confidence in the economy continues to build, economic indicator by economic indicator. In 2011 we expect to see modest growth, low inflation, and a slow improvement in employment. Steady gains were made this year, but the recovery is still more modest than robust. Investors can, however, be thankful that we've reached a point where optimism is somewhat supported by facts. That was not the case a year ago. The economy could still fall back, but the odds now favor the upside.

Sincerely,

Gregory S. Strong
President, Advantus Series Fund, Inc.

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Performance Update

Chris Sebald, CFA, David Land, CFA and Tom Houghton
Portfolio Managers

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Bond Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Bond Portfolio

How did the Portfolio perform during 2010?

The Portfolio's performance for the year ended December 31, 2010, for each class of shares offered was as follows:

Class 1	9.69 percent*
Class 2	9.41 percent*

The Portfolio's benchmark, the Barclays Capital U.S. Aggregate Bond Index**, returned 6.54 percent for the same period.

What influenced the Portfolio's return during the past 12 months?

The financial markets continued to heal in 2010 and interest rates fell. Except for three- month bills, Treasury yields fell at all maturities. Yields fell in all major segments of the bond market and prices rose significantly as investors became more convinced that the economy would continue to recover, credit conditions would improve and inflation would not rise too much. Commercial mortgage-backed securities (CMBS) had the greatest returns, followed by corporate bonds, Treasuries and agency mortgage backed-securities (MBS).

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Policy makers continue to support the financial markets. Short-term interest rates are low. After the Fed completed its MBS purchase program, it announced another round of purchases, focusing this time on Treasury securities. This likely kept interest rates low but also increased investor risk appetites. The highest risk and highest-yielding securities had the year's highest returns. In general, the lowest-rated securities in the market performed best. Investors, believing the recovery would continue, focused on getting higher yields in a low rate environment.

What strategies and techniques did you employ that specifically affected Portfolio performance?

Based on our views of economic growth, inflation and interest rates, we adjusted the portfolio's bond maturities. In the first quarter, most investors were sure we would see a lasting recovery through the end of the year. We remained skeptical that growth would continue in the face of significant fiscal deficit, high unemployment and a long recovery ahead in housing. We lengthened bond portfolio maturities to protect against falling interest rates should the recovery stumble. It did, with interest rates falling as low as 2.39 percent on the 10-year Treasury.

We shortened maturities in the fourth quarter when it looked like the recovery was bouncing back. We also actively managed our agency MBS strategy. After the Fed completed its purchase program, relative yields on agency MBS rose and we increased the portfolio's holdings. We also actively traded corporate bond holdings throughout the year as the spreads between industrials, financials and utilities moved with the changing prospects for the economy.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

We emphasized corporate bonds and CMBS, holding a higher weight than our benchmark in these classes for the entire year. Corporate bond credit quality fundamentals remain strong and continue to improve. Many companies are showing strong gains in sales while maintaining restraint both in hiring new employees and capital investment. Commercial real estate, particularly CMBS, was probably the market's biggest surprise this year. Government financing programs put in place during the crisis and bank mortgage extensions significantly reduced the market's concern, and yields fell significantly on the highest-yielding investment grade sector.

As the economy expands, it would be normal for interest rates to rise at this point in the cycle. We don't, however, believe the Federal Reserve is likely to raise the target lending rate in 2011, and think long-term rates are still not likely to rise significantly.

Although U.S. growth will likely improve over 2010, it will continue to suffer from the effects of deleveraging that are part of a long housing and banking recovery, which will serve as an anchor against inflation. While inflation is certainly rising in emerging markets, rising food and energy prices are unlikely to overcome the negative effects of an unemployment rate of more than 9 percent and a mortgage delinquency rate also around 9 percent.

This again could set up as a very good environment for corporate bonds, agency MBS and even CMBS relative to Treasuries, as low inflation and reasonable growth support strong profit margins, a recovering banking sector and improved real estate rental prospects.

In spite of the recent market run up, we will likely remain concerned about major indebtedness issues, including the U.S. deficit (and growing debt) and the debt situations of peripheral European countries. These all point to continuing deteriorating credit fundamentals for mature sovereign governments that show no signs of reversing.

Of our domestic concerns for 2011, energy costs could hurt the recovery. Should energy prices rise like they did in 2008, they could derail economic growth. Also, we believe home prices are likely to fall 5 to 10 percent in 2011, continuing the recent downward run. The overhang in supply from the delinquent mortgage backlog was not resolved by government modification programs. State and municipal fiscal and pension issues will likely be an ongoing problem in 2011, and become a crisis as states struggle with debt funding against poor budget and pension fundamentals.

Ten Largest Bond Holdings

Security description	Market value	% of bond portfolio
U.S. Treasury Bond 5.375%, 02/15/31	$8,305,653	2.3%
Federal National Mortgage Association 4.500%, 01/01/26	7,337,967	2.1%
Federal Home Loan Mortgage Corporation 4.500%, 01/01/41	7,034,483	2.0%
U.S. Treasury Note 0.625%, 12/31/12	7,003,829	2.0%
Federal Home Loan Mortgage Corporation 4.000%, 01/01/41	6,898,959	1.9%
HSBC USA, Inc. 3.125%, 12/16/11	5,354,702	1.5%
U.S. Treasury Note 0.750%, 09/15/13	5,033,825	1.4%
Federal National Mortgage Association 4.000%, 01/01/41	4,973,440	1.4%
Federal National Mortgage Association 4.500%, 01/01/41	4,793,316	1.3%
Federal National Mortgage Association 3.500%, 01/01/26	4,732,312	1.3%
	$61,468,486	17.3%

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)†

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Bond Portfolio,
Barclays Capital U.S. Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the Bond Portfolio's Class 1 shares total return compared to the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2010, assuming reinvestment of distributions, if any.

On the chart above you can see how the Bond Portfolio's Class 2 shares total return compared to the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2000 through December 31, 2010, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

†Credit quality classifications determined by ratings assigned by Moody's Investors Services. If an issue is not rated by Moody's, classification is based on ratings assigned by Standard and Poor's or by Fitch, in that order. "Other" classification consists of all securities rated Ba and below.

Performance Update

Tom Houghton and
Chris Sebald, CFA, Portfolio Managers

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Portfolio.

Money Market Portfolio

How did the Portfolio perform during the period?

For the year ended December 31, 2010 the Portfolio had a net return of 0.03 percent*. This return reflects the waiver, reimbursement or payment of certain of the Portfolio's expenses by its investment adviser and principle underwriter.+ The Portfolio's benchmark, the Three-Month Treasury Bill Index, returned 0.13 percent for the same period. The Portfolio, however, performed in the top third of its peer group for the year.

Why did the Portfolio underperform its benchmark index during the period?

The return on the Portfolio for the year was 0.23 percent before expenses. While higher than the return of the three-month Treasury bill, the return was not large enough to compensate for the expenses of managing the fund.

What other market conditions or events influenced the Portfolio's performance during the period?

The short end of the Treasury yield curve barely budged during the year. Money market rates have been yielding near zero percent for over two years now. The Federal Reserve Board, true to its word, kept its target funds rate at or near zero for the second straight year. After seeing growth pick up in the latter half of 2009 and into early 2010, the economy started showing signs of fatigue during the second and third quarters of 2010.

This forced the Fed to be even more aggressive and initiate another round of "quantitative easing" in the fourth quarter of the year. In response, rates in the longer end of the curve picked up markedly in the fourth quarter, but rates in the short end of the curve did not respond. The three-month Treasury bill started the year at 0.04 percent and finished it at 0.12 percent. This acted as an anchor on all other money market rates. Yields on 90-day commercial paper ranged from about 0.15 percent to 0.25 percent all year. Yields on short-dated asset-backed securities collapsed from well over 0.50 percent to about 0.30 percent to 0.35 percent. As a result, many money market portfolios returned less than zero percent after fees were deducted.

What strategies and techniques did you employ that specifically affected Portfolio performance?

The Portfolio's performance continues to be mainly driven by its strategy of investing primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity and continues to offer slightly better yields than government agency discount notes and Treasury bills of similar maturities. The Portfolio's holdings continue to be well-diversified over a variety of stable industries and companies.

Additionally, the Portfolio continues to invest in short-dated asset-backed securities. These securities are backed by high quality auto loan receivables and are rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's. They generally have average lives of around 90 days and yields that are comparable to 90-day commercial paper and higher than agency discount notes and Treasury bills of similar duration. The weighted average days to maturity for the Portfolio was 49 days on December 31, 2010. We continue to carefully manage the portfolio's risk exposure.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

We invested primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high quality, short-dated asset-backed securities. We also invested in short-term discount notes issued primarily by the government sponsored agencies Fannie Mae and Freddie Mac. Also, the portfolio benefitted from its holdings in several longer-dated securities of high quality financial firms.

The Fed is expected to complete its second round of quantitative easing by June 2011. With economic growth picking up, expectations for a third round of easing have declined. However, this does not imply short-term rates are moving up any time soon. Given the stubborn weakness in the labor market and continued very low core consumer price inflation, the Fed is still expected to keep its target Funds rate close to zero throughout the remainder of 2011 at least. Until the Fed starts to raise its target Fed Funds rate, yields in the portfolio will remain near zero as well.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

+ Effective October 29, 2009, the Board of Directors of the Fund approved an Amended and Restated Net Investment Income Maintenance Agreement among the Fund (on behalf of the Money Market Portfolio), Advantus Capital Management, Inc. ("Advantus Capital") and Securian Financial Services, Inc. ("Securian Financial"). Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Portfolio expenses so that the Portfolio's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Portfolio's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Portfolio unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Portfolio. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Portfolio would cause the Portfolio's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Portfolio's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Portfolio cannot cause the Portfolio's expense ratio to exceed 1.25%. As of December 31, 2010, Advantus Capital and Securian Financial have collectively waived $821,964 pursuant to the Agreement. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Portfolio's future yield will be negatively affected for an indefinite period.

Performance Update

Chris Sebald, CFA and David Land, CFA
Portfolio Managers

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Mortgage Securities Portfolio

How did the Portfolio perform during 2010?

The Portfolio's performance for the year ended December 31, 2010, for each class of shares offered was as follows:

Class 1	7.02 percent*
Class 2	6.76 percent*

The Portfolio's benchmark, the Barclays Capital U.S. Mortgage Backed Securities Index**, returned 5.37 percent for the same period.

What influenced the Portfolio's return during the past 12 months?

The financial markets continued to heal in 2010. This has translated into higher asset prices, especially in CMBS and ABS, which helped our return. Residential real estate is stable for now but still contends with massive foreclosures that will likely weigh on the market for a year or two. A resolution to the foreclosure crisis is necessary before we would be comfortable that home prices have bottomed.

What other market conditions or events influenced the Portfolio's return during the past 12 months?

Policy makers continue to be supportive of the financial markets. Short-term interest rates are low and the Fed announced another round of asset purchases. Investors appear to be more focused on return than risk. Commercial real estate bonds had a significant price recovery. In fact, we believe some of these bonds are now overpriced and may eventually disappoint their holders. Other areas of the securitized market are also recovering but regulatory uncertainty is limiting the new issue market.

What strategies and techniques did you employ that specifically affected Portfolio performance?

We continue to focus on agency mortgages, given the uncertainty surrounding the housing market. Our agency mortgages strategy is largely unchanged. We focus on pools in which borrowers are less likely to refinance their mortgage. These pools offer investors greater income stability than other agency mortgages. We are also finding value in agency bonds with multi-family housing as the underlying collateral. These securities offer strong prepayment protection and, compared to agency pass-throughs, should perform well over a range of interest rate scenarios.

What industries or sectors did you emphasize during the last 12 months and what is your outlook going forward?

We added to our agency pass-through holdings while maintaining exposures to non-agency mortgages, commercial real estate, and asset-backed securities (ABS).

The housing market remains a major issue. The foreclosure crisis is still with us, and the legal challenges to foreclosures are rising. It appears sloppy and careless paperwork will force lenders to re-file their paperwork and extend the foreclosure timeline. Many investors think lenders also did a sloppy job of originating loans. Investors are challenging originators about the quality of loans they purchased. Fannie Mae and Freddie Mac most notably have been successful at "putting back" loans to the originator for breaching representations about the quality of the loans they guarantee. Private investors are also looking to pursue similar action, but unfortunately, their hurdle in pursuing these claims is significantly higher. Investors and their attorneys still continue to explore their legal remedies. In addition, Government-Sponsored Enterprise (GSE) reform will be front and center in 2011. Lawmakers wish to reduce the size of such GSEs as Fannie Mae and Freddie Mac. However, the private market for residential mortgages is thin. Consequently, the overwhelming majority of mortgages originated in 2010 were by GSEs. GSE reform may grab headlines in 2011, but real reform may take many years given the complexity of the underlying issues.

We feel the foreclosure crisis and GSE reform will be dominant issues in 2011 and both stories will take a long time to play out. We foresee a slow resolution to foreclosures and a parallel recovery in home prices. It also appears the government will guarantee mortgages for some time to come.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)†

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

†Credit quality classifications determined by ratings assigned by Moody's Investors Services. If an issue is not rated by Moody's, classification is based on ratings assigned by Standard and Poor's or by Fitch, in that order. "Other" classification consists of all securities rated Ba and below.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Mortgage Securities Portfolio,
Lehman Brothers Mortgage-Backed Securities Index and Consumer Price Index

On the chart above you can see how the Mortgage Securities Portfolio's Class 1 shares total return compared to the Barclays Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2010, assuming reinvestment of distributions, if any.

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Barclays Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2000 through December 31, 2010, assuming reinvestment of distributions, if any.

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Performance Update

James Seifert
Portfolio Manager

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Index 500 Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Index 500 Portfolio

How did the portfolio perform during 2010?

The Portfolio's performance for the year ended December 31, 2010, for each class of shares offered was as follows:

Class 1	14.82 percent*
Class 2	14.54 percent*

The Portfolio's benchmark, the Standard & Poor's 500 Index**, returned 15.06 percent for the same period.

What helped the Portfolio outperform (underperform) its benchmark index during the period?

The Advantus Series Fund Index 500 Portfolio is passively managed. The Portfolio is fully invested and holds all 500 names at published float index weights. The Portfolio seeks investment results, before fees and expenses, which correspond generally to the price and yield performance of the S&P 500 Index.

All 11 sectors posted positive returns. The transportation sector, the smallest sector in terms of weight, ended the year with the strongest return of 32.2 percent. Capital goods names followed with a 27.85 percent return.

In terms of size, all decile segments (decile segments consist of 50 names) ended the period with positive double-digit returns. The smaller capitalized names within the index were the strongest performers. Decile 10, stocks with market caps $3.4 billion and below, ended the period with a return of 29.3 percent. The largest cap names, decile 1, ended the period with a return of 10.75 percent.

What other market conditions or events influenced the Portfolio's performance during the period?

While 2010 was the second consecutive year of double-digit equity gains, once burned individual investors have yet to come back to stocks in significant numbers. Mutual fund investments serve as a good indicator of individual investor sentiments, and net domestic equity withdrawals totaled more than $70 billion in 2010, according to the Investment Company Institute. Modest withdrawals continued in December, despite positive market performance.

The continuing strength in corporate profits supported the market's gains. Third quarter profits reached record levels, as companies proved adept at managing in a challenging economic environment.

What will affect the Portfolio going forward?

Confidence in the economy continues to build, economic indicator by economic indicator. In 2011 we expect to see modest growth, low inflation, and a slow improvement in employment. Steady gains were made this year, but the recovery is still more modest than robust. Investors can, however, be thankful that we've reached a point where optimism is somewhat supported by facts. That was not the case a year ago. The economy could still fall back, but the odds now favor the upside.

+"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Exxon Mobil Corp.	195,953	$14,328,083	3.2%
Apple, Inc.	35,647	11,498,296	2.6%
Microsoft Corp.	292,570	8,168,554	1.8%
General Electric Co.	414,040	7,572,792	1.7%
Chevron Corp.	78,203	7,136,024	1.6%
International Business Machines Corp.	48,278	7,085,279	1.6%
The Procter & Gamble Co.	108,776	6,997,560	1.6%
AT&T, Inc.	229,661	6,747,440	1.5%
Johnson & Johnson	106,719	6,600,570	1.5%
JPMorgan Chase & Co.	151,910	6,444,024	1.5%
		$82,578,622	18.6%

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which together represent about 75% of the total U.S. stock market.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 500 Portfolio,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the Index 500 Portfolio's Class 1 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2010, assuming reinvestment of distributions, if any.

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2000 through December 31, 2010, assuming reinvestment of distributions, if any.

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Performance Update

Michael Hastenstab, Ph.D.
Portfolio Manager
Franklin Advisers, Inc.

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Franklin Advisers, Inc. provided investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, differences in accounting standards when investing in foreign markets, and difficulty in sustaining returns that equal or exceed the benchmark index.

International Bond Portfolio

How did the Portfolio perform during 2010?

The Portfolio's performance for the year ended December 31, 2010, for each class of shares offered was as follows:

Class 1	14.19 percent*
Class 2	13.90 percent*

The Portfolio's benchmarks, the Citigroup Non-U.S. World Government Bond Index**, and the Citigroup World Government Bond Index*** returned 5.21 percent and 5.17 percent, respectively, for the same period.

What influenced the Portfolio's return during the past 12 months?

In 2010, the Portfolio's relative outperformance was primarily due to its interest rate strategies, followed by currency positions. Sovereign credit exposures contributed slightly. Currency exposure to Europe benefited relative performance because of our lower exposure to the euro and the British pound, and our higher exposure to the Israeli shekel, Norwegian krone and Swedish krona. In Asia, our underweighted position in the Japanese yen hurt relative returns, but our overweighted positions in the Australian dollar, Indonesian rupiah, Indian rupee, South Korean won, Malaysian ringgit and Philippine peso benefited performance. Currency exposures to the Americas also contributed to relative performance, led by the Brazilian real, Chilean peso and Mexican peso. Within the Portfolio's key interest-rate strategies, our overweighted duration exposures to Poland, Indonesia, Brazil and Mexico benefited relative performance. On the other hand, underweighted duration exposures to the UK and Japan hampered results.

What other market conditions or events influenced the Portfolio's return during the last 12 months?

Market performance was varied and driven in large part by continued divergence in global growth and inflation dynamics. Policymakers in much of the developed world, including the U.S., Japan and the European Union (EU), continued to implement accommodative monetary policy as they struggled to reduce output gaps and return to sustainable levels of growth. Many other countries, including China, Brazil and Australia, tightened policy in an attempt to cool growth, reduce inflationary pressures and limit capital inflows.

The year under review was also marked by currency tensions. Prolonged monetary and fiscal easing in the West led to significant currency appreciation in developing and commodity-producing countries. A weak U.S. dollar in the latter half of the year and large inflows of foreign capital have supported relatively strong growth in recipient economies. Central banks in Asia and Latin America have also been forced to impose administrative controls on banks to try to stem currency volatility and prevent asset price bubbles.

Robust demand, loose monetary policy and a massive inflow of foreign money looking for comparatively high yields ensured that most emerging-market bonds performed strongly during the year.

What strategies and techniques did you employ that affected the Portfolio's performance?

While the prospect of higher interest rates is a challenge for many fixed income investors, our strategies have been cushioned from rising yields. The average duration is approximately half of their respective benchmarks, we have no exposure to U.S. Treasuries or Japanese government bonds, and minimal exposure to eurozone government bonds. Additionally, we believe there can be opportunities to potentially capitalize on rising yields in the U.S. by positioning long the dollar against the Japanese yen. We believe this strategy could benefit from an increase in interest rate differentials between the U.S. and Japan.

Actively managed global fixed income investing in a rising interest rate environment can, in our view, also offer the opportunity to pursue relatively high yields without taking what we consider much duration or credit risk. We have continued to favor short maturity bonds in places like Australia, Israel and South Korea. Although these positions are exposed to currency risk, we think that exposure could further enhance return potential. We expect that the currencies of economies with relatively strong growth, where policy is likely to be tightened over the short term, should appreciate against the currencies of the G-3 (i.e., the U.S., the eurozone and Japan), where monetary policy is likely to remain loose over an extended period.

What sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

Despite many valuations having recovered from depressed levels, we continue to see several very attractive opportunities in currencies and fixed income markets that are underpinned by relative economic strength.

Fears of a hard landing in China and other emerging markets early in 2010 turned out to be drastically overstated. We expect emerging markets to continue leading the global recovery going forward. In contrast, risks to the biggest developed economies remain skewed toward below-trend growth over the short to medium term. Despite these weaknesses, the recoveries in developed markets have been ongoing, albeit at a modest and uneven pace. We believe this trend will continue in 2011. Furthermore, given the backdrop of relatively strong growth in other parts of the world, we believe long-term contagion from the eurozone should not disrupt the global recovery.

Tensions over currency valuations have been rising, and we expect that trend to continue in 2011. Grandstanding by politicians aside, we expect more currency appreciation for emerging markets against the Japanese yen, euro and U.S. dollar because it appears to be in the developing economies' self-interest.

We expect the global recovery to lead to rising bond yields in most economies. Even in the U.S., where we expect the recovery to be moderate, we believe historically low bond yields are likely to rise as improving economic activity combines with the historically large financing needs of the public sector.

Ten Largest Bond Holdings

Security description	Market value	% of bond portfolio
Mexican Bonos (MXN)—10.000%, 12/05/24	$5,538,648	5.8%
Malaysia Government Bond (MYR)—3.756%, 04/28/11	4,412,870	4.6%
Sweden Government Bond (SEK)—5.250%, 03/15/11	4,027,892	4.2%
Norway Government Bond (NOK)—6.000%, 05/16/11	4,004,486	4.2%
Korea Treasury Bond (KRW)—5.250%, 09/10/12	3,801,653	4.0%
Russia Foreign Bond—144A Issue (USD)—7.500%, 03/31/30	3,680,061	3.9%
Australia Government Bond (AUD)—5.750%, 04/15/12	2,587,713	2.7%
Brazil Notas do Tesouro Nacional Serie B (BRL)—6.000%, 05/15/45	2,564,319	2.7%
Brazil Notas do Tesouro Nacional Serie B (BRL)—6.000%, 05/15/15	2,518,036	2.6%
Western Australia Treasury Corp. (AUD)—5.500%, 07/17/12	2,411,771	2.5%
	$35,547,449	37.2%

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in International Bond Portfolio,
Citigroup Non-U.S. World Government Bond Index, Citigroup World
Government Bond Index and Consumer Price Index

On the chart above you can see how the International Bond Portfolio's Class 1 shares total return compared to the Citigroup World Government Bond Index, the Citigroup Non-US World Government Bond Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of Class, through December 31, 2010, assuming reinvestment of distributions, if any.

On the chart above you can see how the International Bond Portfolio's total return compared to the Citigroup World Government Bond Index, the Citigroup Non-US World Government Bond Index and the Consumer Price Index. The four lines represent the total return of a hypothetical $10,000 investment made on December 31, 2000 through December 31, 2010, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup Non-U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from twenty-three countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Performance Update

James Seifert
Portfolio Manager

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified Portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Index 400 Mid-Cap Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Index 400 Mid-Cap Portfolio

How did the Portfolio perform during 2010?

The Portfolio's performance for the year ended December 31, 2010, for each class of shares offered was as follows:

Class 1	26.24 percent*
Class 2	25.93 percent*

The Portfolio's benchmark, the Standard and Poor's MidCap 400 Index** returned 26.64 percent for the same period.

What helped the Portfolio outperform (underperform) its benchmark index during the period?

The Advantus Series Fund Index 400 Mid-Cap Portfolio is passively managed. The Portfolio is fully invested and holds all 400 names at published free float index weights. The Portfolio seeks investment results, before fees and expenses, which correspond generally to the price and yield performance of the S&P 400 Index.

All 11 sectors posted positive returns. Technology names led all sectors with a 12 month return of 41.15 percent. The energy sector had the second best performance for the year with a return of 34.34 percent. Over a two-year period, the energy sector is up over 111 percent.

In terms of size, all decile segments (deciles consist of 40 names per segment) ended the period with positive double-digit returns. The smaller capitalized names within the index were the strongest performers. Decile 10, stocks with market caps $1 billion and below, ended the period with a return of 38.06 percent. The 40 largest cap names, decile 1, ended the period with a return of 26.98 percent.

What other market conditions or events influenced the Portfolio's performance during the period?

While 2010 was the second consecutive year of double-digit equity gains, once burned individual investors have yet to come back to stocks in significant numbers. Mutual fund investments serve as a good indicator of individual investor sentiments, and net domestic equity withdrawals totaled more than $70 billion in 2010, according to the Investment Company Institute. Modest withdrawals continued in December, despite positive market performance.

The continuing strength in corporate profits supported the market's gains. Third quarter profits reached record levels, as companies proved adept at managing in a challenging economic environment.

What will affect the Portfolio going forward?

Confidence in the economy continues to build, economic indicator by economic indicator. In 2011 we expect to see modest growth, low inflation, and a slow improvement in employment. Steady gains were made this year, but the recovery is still more modest than robust. Investors can, however, be thankful that we've reached a point where optimism is somewhat supported by facts. That was not the case a year ago. The economy could still fall back, but the odds now favor the upside.

+"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Edwards Lifesciences Corp.	18,281	$1,477,836	0.8%
Joy Global, Inc.	16,561	1,436,667	0.8%
Borgwarner, Inc.	18,183	1,315,722	0.7%
New York Community Bancorp.	69,743	1,314,656	0.7%
Cimarex Energy Co.	13,585	1,202,680	0.7%
Bucyrus International, Inc.	12,990	1,161,306	0.7%
Cree, Inc.	17,428	1,148,331	0.6%
Vertex Pharmaceuticals, Inc.	32,525	1,139,351	0.6%
Dollar Tree, Inc.	20,049	1,124,348	0.6%
Lubrizol Corp.	10,508	1,123,095	0.6%
		$12,443,992	6.8%

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $2.52 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 400 Mid-Cap Portfolio,
S&P MidCap 400® Index and Consumer Price Index

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 1 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2010, assuming reinvestment of distributions, if any.

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 2 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2000 through December 31, 2010, assuming reinvestment of distributions, if any.

(This page has been left blank intentionally.)

Performance Update

Joe Betlej, CFA
Portfolio Manager

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Securities Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, differences in real estate market value, and difficulty in sustaining returns that equal or exceed the benchmark index.

Real Estate Securities Portfolio

How did the Portfolio perform during 2010?

The Portfolio's performance for the year ended December 31, 2010, for each class of shares offered was as follows:

Class 1	29.23 percent*
Class 2	28.91 percent*

The Portfolio's benchmark, the Dow Jones Wilshire Real Estate Securities Index**, returned 29.12 percent for the same period. It was a strong year of returns for REITs and the broader equity environment.

What influenced the Portfolio's return during the past 12 months?

The year was marked by a significant change in investor outlooks. Confidence in the economy, jobs, and the real estate markets was weak initially but built up as the year continued. Yet actual results remain tentative as we look into 2011. Economic growth is expected to be positive in 2011, with greater expectations for strength in the first half. While corporate earnings have been growing, companies are slow to hire permanent employees with memories of the recent recession still at the forefront. Additionally, the earnings growth has been more of a factor of expense management. If revenue-generated earnings growth continues, we would expect to see job growth in 2011. Leading indicators of employment (temporary hiring statistics, average hourly wages and average hours worked) continue to slowly move in a positive direction.

Confidence in the economy and the employment situation is beginning to translate into better fundamentals for commercial real estate. Occupancy rates have bottomed and have begun to rebound for most property types during the year. Rental rate growth is prevalent in sectors that have shown occupancy improvement, with dramatic progress in apartments and hotels in recent months. Office markets have yet to improve, with the exception of New York and Washington, D.C.

The big story for commercial real estate is the rebound of capital availability to the sector. With the better outlook for commercial real estate, capital flow has gone from "hard to get" to quite robust during the year. Roughly $31 billion of equity was issued by publicly-traded North American REITs. An additional $21 billion of senior unsecured debt was also raised by these companies, along with mortgage debt. Another surprise was the re-emergence of the commercial mortgage-backed securities (CMBS) market—a positive for improving valuations to the sector. While debt was expensive and scarce at the beginning of the year, it was much easier to access and cheaper by year end. This capital allowed companies to restructure their balance sheets, but much of the more recent capital raises by REITs were used to acquire new assets.

Dividend increases were also quite prevalent in 2010 as 52 REITs raised their dividends in the range of 1 to 200 percent, signaling a rebound in earnings growth and durability. As REIT earnings begin to build, further dividend increases will be necessary as many REITs are paying out only the minimum required to qualify as a REIT.

Best performing sectors were the apartment, hotel and regional mall property types. Apartments are benefiting from increasing demand due to better jobs outlook and changing demand from home ownership. Hotels are enjoying a better-than-expected rebound in property level revenues that are driving operating earnings. Regional malls performed well as retail sales steadily improved throughout the year. Due to better availability of capital, many over-leveraged companies did well with the ability to restructure their balance sheets with less expensive capital. Worst performers were the suburban office and health care real estate companies. Suburban office did not fare well due to falling demand and rental rates for that property type. Health care real estate is considered defensive and stable, and would not be expected to perform well in a market that shifted its demand into outsized growth opportunities.

What strategies and techniques did you employ that specifically affected Portfolio performance?

The real estate securities sector experienced a fair amount of price fluctuation during the year due to conflicting economic outlooks, overall market volatility, the elections, quantitative easing discussion, and a roughly 140 basis point drop in the 10-year Treasury yield that was followed by a rise of 100 basis points. Many positions were added and sold during the year as we remained disciplined in our buy/sell strategy. Companies with short lease terms (apartments, hotels, and self-storage) were added when valuations were appropriate. As capital availability became more predictable, we had the opportunity to buy lesser quality companies that were restructuring their balance sheets and lowering their cost of capital. Defensive names (health care and net lease) were reduced through the year as the investors became more aggressive. The large number of equity issuances also provided opportunities to buy companies that were issuing at a discount. Overall, stock picking contributed the vast majority of our excess performance.

What is your outlook going forward?

The table has been set for solid operating fundamentals for commercial real estate in 2011, should the economic recovery be deemed durable. The economy and jobs are in early stages of recovery, with the risk to growth expectations on the upside. New supply remains virtually non-existent in most property types, allowing any incremental new demand to absorb market vacancies. Capital is attractively priced, allowing companies to continue to restructure balance sheets and fund new accretive acquisition opportunities.

Much of the expected growth is largely priced into the stocks. Stocks are trading at cash flow multiples that are above long-term averages. But that should be expected, as we are in front of a wave of cash flow growth that we expect will justify current valuations. While we saw similar multiples in this group in 2006, that was a time of peaking occupancies and rental rates—a much different situation from the growth environment that we are in today. Barring macro-economic weakness, real estate stocks should perform well, particularly with the expectation of significant dividend growth for these companies. Additionally, a spike in interest rates could also derail the REIT recovery due to their strong dependence on financing, as higher cost of capital would impact valuations and the ability to buy assets accretively.

2011 should be a year where stock picking will be rewarded versus the momentum-oriented markets of the last few years. Outsized performance will be rewarded to companies that have strong property operations expertise. This strength should result in better-than-average operating cash flow growth, translating into accelerating dividend growth over the next few years. Many investors are seeking income opportunities with growth in today's market, favoring REITs with solid dividends. In addition, while they are difficult to find, those companies that can source acquisitions that exceed their cost of capital should also generate strong earnings growth. Expectations for lender-owned foreclosed properties coming to market for sale may finally come to fruition in the next few years, rewarding the patience of the REITs with available acquisition capital and low cost of capital. Overall, increased flows to equities should also benefit REITs.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	83,079	$8,265,530	8.5%
HCP, Inc.	125,400	4,613,466	4.7%
Equity Residential	87,400	4,540,430	4.7%
ProLogis	216,376	3,124,470	3.2%
Vornado Realty Trust	37,186	3,098,709	3.2%
The Macerich Co.	63,869	3,025,474	3.1%
Host Hotels & Resorts, Inc.	160,046	2,860,022	2.9%
Digital Realty Trust, Inc.	55,000	2,834,700	2.9%
Boston Properties, Inc.	30,821	2,653,688	2.7%
Brookfield Properties Corp.	151,000	2,647,030	2.7%
		$37,663,519	38.6%

Sector Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Real Estate Securities Portfolio,
Dow Jones Wilshire Associates Real Estate Securities Index and Consumer Price Index

On the chart above you can see how the Real Estate Securities Portfolio's Class 1 shares total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on February 11, 2008, inception date of class, through December 31, 2010, assuming reinvestment of distributions, if any.

On the chart above you can see how the Real Estate Securities Portfolio's Class 2 shares total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2000 through December 31, 2010, assuming reinvestment of distributions, if any.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios), each a series of Advantus Series Fund, Inc. as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios as of December 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis Minnesota
February 25, 2011

Bond Portfolio
Investments in Securities

December 31, 2010

(Percentages of each investment category relate to total net assets)

Principal		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (97.1%)
Government Obligations (53.2%)
Other Government Obligations (0.3%)
Provincial or Local Government Obligation (0.3%)
$1,050,000	New Jersey Transportation Trust Fund Authority	5.754%	12/15/28	$1,012,232
U.S. Government Agencies and Obligations (52.9%)
Federal Deposit Insurance Corporation (FDIC) (5.9%)
2,785,000	Citibank NA (b)	0.289%	07/12/11	2,785,451
4,000,000	Citibank NA (b)	0.453%	03/30/11	4,001,480
3,475,000	General Electric Capital Corp. (c)	1.625%	01/07/11	3,475,135
455,000	General Electric Capital Corp.	3.000%	12/09/11	465,939
1,815,000	General Electric Capital Corp.	5.875%	01/14/38	1,884,059
5,220,000	HSBC USA, Inc.	3.125%	12/16/11	5,354,702
1,740,000	Sovereign Bank	2.750%	01/17/12	1,779,536
1,815,000	The Goldman Sachs Group, Inc. (b)	0.382%	03/15/11	1,815,434
				21,561,736
Federal Home Loan Mortgage Corporation (FHLMC) (15.1%)
1,714,788		3.342%	12/25/19	1,741,176
987,853	(d)	3.500%	10/01/25	995,262
1,496,135		4.000%	10/01/40	1,486,807
2,286,810		4.000%	11/01/40	2,276,840
6,950,000	(d)	4.000%	01/01/41	6,898,959
6,865,000	(d)	4.500%	01/01/41	7,034,483
1,330,000	(c)	4.875%	11/15/13	1,474,237
835,843	(c)	5.000%	04/01/35	880,803
460,858		5.000%	08/01/35	485,647
1,493,098	(c)	5.000%	11/01/35	1,573,412
1,510,154		5.000%	11/01/39	1,601,768
1,935,566		5.000%	03/01/40	2,052,988
1,428,387		5.000%	03/01/40	1,520,397
1,900,694		5.000%	03/01/40	2,006,496
1,400,907		5.000%	03/01/40	1,491,147
1,441,948		5.000%	04/01/40	1,519,510
974,529		5.000%	08/01/40	1,022,686
295,294	(c)	5.500%	12/01/17	321,756
586,529	(c)	5.500%	06/01/20	634,826
837,686	(c)	5.500%	10/01/20	900,381
658,028		5.500%	11/01/23	705,632
1,123,128	(c)	5.500%	05/01/34	1,217,937
1,771,202	(c)	5.500%	05/01/34	1,920,719
1,321,323	(c)	5.500%	10/01/34	1,427,082
1,009,973	(c)	5.500%	07/01/35	1,082,606
1,174,262	(c)	5.500%	07/01/35	1,260,544
2,094,909	(c)	5.500%	10/01/35	2,262,586
2,453,006	(c)	5.500%	12/01/38	2,633,248
1,564,142	(c)	6.000%	11/01/33	1,718,980
208,250	(c)	6.500%	09/01/32	237,105

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$1,463,601		6.500%	06/01/36	$1,650,727
1,117,045	(c)	7.000%	12/01/37	1,261,782
				55,298,529
Federal National Mortgage Association (FNMA) (21.6%)
3,705,000		2.806%	07/25/20	3,581,353
993,130		3.500%	11/01/25	1,002,286
4,700,000	(d)	3.500%	01/01/26	4,732,312
1,000,000	(d)	4.000%	12/01/40	995,796
5,000,000	(d)	4.000%	01/01/41	4,973,440
7,000,000	(d)	4.500%	01/01/26	7,337,967
4,670,000	(d)	4.500%	01/01/41	4,793,316
2,389,611		4.500%	04/01/40	2,467,791
122,512		5.000%	05/01/18	132,298
253,658		5.000%	06/01/18	271,164
561,121		5.000%	07/01/18	606,072
800,195		5.000%	07/01/23	852,133
427,275		5.000%	11/01/33	451,908
182,126		5.000%	05/01/34	192,398
2,212,386		5.000%	12/01/34	2,339,932
1,217,648	(c)	5.000%	08/01/35	1,285,564
859,421		5.000%	04/01/38	917,025
931,326		5.000%	12/01/39	993,750
358,356	(c)	5.500%	01/01/17	385,960
85,464		5.500%	09/01/17	93,195
337,024		5.500%	02/01/18	367,638
632,001		5.500%	03/01/18	681,475
315,576		5.500%	04/01/33	339,764
1,887,861	(c)	5.500%	04/01/33	2,039,805
797,090		5.500%	05/01/33	861,178
353,766		5.500%	05/01/33	381,324
703,544		5.500%	10/01/33	758,349
526,105	(c)	5.500%	12/01/33	568,304
793,696		5.500%	01/01/34	855,524
262,740		5.500%	01/01/34	283,207
587,533		5.500%	02/01/34	636,973
454,499		5.500%	03/01/34	489,193
1,192,854		5.500%	03/01/34	1,298,450
1,745,247	(c)	5.500%	04/01/34	1,899,742
229,071		5.500%	04/01/34	246,557
1,161,521		5.500%	04/01/34	1,250,187
215,805		5.500%	04/01/34	232,279
212,211		5.500%	09/01/34	230,068
975,558	(c)	5.500%	02/01/35	1,055,211
1,622,968	(c)	5.500%	04/01/35	1,748,887
811,268		5.500%	06/01/35	872,436
1,198,385	(c)	5.500%	08/01/35	1,290,239
1,252,883		5.500%	10/01/35	1,363,792
899,048		5.500%	11/01/35	966,834
816,875		5.500%	12/01/39	880,253

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$440,132	(c)	6.000%	09/01/17	$481,233
555,141		6.000%	08/01/23	608,834
685,549	(c)	6.000%	10/01/32	761,432
599,127		6.000%	10/01/32	660,380
879,276		6.000%	11/01/32	969,161
1,048,905		6.000%	03/01/33	1,160,528
152,489		6.000%	04/01/33	167,982
631,584		6.000%	12/01/33	695,755
585,935		6.000%	01/01/36	644,735
691,824		6.000%	08/01/37	756,710
935,335		6.000%	09/01/37	1,034,168
865,050		6.000%	10/01/38	959,699
1,002,187		6.000%	12/01/38	1,098,688
293,494		6.500%	12/01/31	330,454
93,153	(c)	6.500%	02/01/32	104,884
477,102		6.500%	04/01/32	537,196
186,839		6.500%	05/01/32	210,373
403,206		6.500%	07/01/32	453,976
554,958		6.500%	08/01/32	624,837
269,653		6.500%	09/01/32	303,610
129,858		6.500%	09/01/32	146,209
471,893		6.500%	10/01/32	531,305
796,709		6.500%	11/01/36	888,363
224,373		6.500%	08/01/37	251,166
573,185	(c)	6.500%	08/01/37	644,678
863,745		6.500%	11/01/37	967,969
839,275		6.500%	11/01/39	933,203
314,882	(c)	7.000%	07/01/31	358,512
422,007	(c)	7.000%	09/01/31	480,441
43,869		7.000%	09/01/31	50,257
535,343	(c)	7.000%	11/01/31	613,658
115,323		7.000%	02/01/32	131,312
70,414		7.000%	03/01/32	80,198
280,133		7.000%	07/01/32	319,148
276,870		7.500%	04/01/31	318,651
68,646		7.500%	05/01/31	79,065
				79,362,099
Government National Mortgage Association (GNMA) (1.7%)
19,482,724	(b) (e)	0.691%	06/17/45	558,124
988,038		2.629%	09/16/33	1,011,640
195,323		4.408%	01/16/25	197,084
76,100		5.000%	12/15/39	82,100
1,868,367		5.000%	01/15/40	2,000,509
1,133,091		5.500%	07/15/38	1,239,844
949,821		5.500%	10/15/38	1,046,431
20,672		8.500%	10/15/22	21,670
				6,157,402

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
U.S. Treasury (8.6%)
$3,010,000	U.S. Treasury Bond	3.875%	08/15/40	$2,772,493
7,115,000	U.S. Treasury Bond (f)	5.375%	02/15/31	8,305,653
7,000,000	U.S. Treasury Note	0.625%	12/31/12	7,003,829
5,050,000	U.S. Treasury Note	0.750%	09/15/13	5,033,825
4,400,000	U.S. Treasury Note	1.375%	11/30/15	4,275,907
1,250,309	U.S. Treasury Note (g)	1.875%	07/15/13	1,333,239
2,895,000	U.S. Treasury Note	2.625%	11/15/20	2,730,798
				31,455,744
	Total government obligations (cost: $189,510,835)			194,847,742
Asset-Backed Securities (5.1%)
39,532	Associates Manufactured Housing Pass Through Ctfs (b)	7.725%	06/15/28	39,626
1,295,000	Capital Auto Receivables Asset Trust	5.310%	06/15/12	1,319,093
1,180,000	Chrysler Financial Auto Securitization Trust	1.650%	11/08/13	1,179,067
1,745,000	Citibank Omni Master Trust - 144A Issue (h)	4.900%	11/15/18	1,858,248
300,655	Conseco Financial Corp.	6.400%	10/15/18	302,158
1,755,000	Countryplace Manufactured Housing Contract Trust - 144A Issue (b) (i) (j)	5.200%	12/15/35	1,102,085
2,210,474	Countrywide Asset-Backed Certificates (b)	5.934%	05/25/37	762,865
836,716	Countrywide Asset-Backed Certificates (b)	5.962%	03/25/34	281,393
1,800,341	Ford Credit Auto Lease Trust - 144A Issue (h)	1.040%	03/15/13	1,801,846
603,240	Ford Credit Auto Owner Trust	2.790%	08/15/13	611,172
2,165,000	GE Capital Credit Card Master Note Trust	3.690%	07/15/15	2,248,928
3,095,000	GMAC Mortgage Corp. Loan Trust (b) (c)	5.952%	08/25/37	1,856,440
1,519,056	GMAC Mortgage Corp. Loan Trust (c) (k)	6.088%	10/25/36	931,891
341,759	Harley-Davidson Motorcycle Trust	1.160%	10/15/12	342,131
345,155	JPMorgan Auto Receivables Trust - 144A Issue (j)	7.090%	02/15/14	345,196
86,260	National Collegiate Trust (i)	7.240%	09/20/14	40,341
540,000	Origen Manufactured Housing	5.605%	05/15/22	559,396
1,500,000	Origen Manufactured Housing (b)	5.700%	01/15/35	1,572,468
637,661	Origen Manufactured Housing (b)	5.730%	11/15/35	636,241
711,866	Origen Manufactured Housing (b)	5.860%	06/15/36	718,728
	Total asset-backed securities (cost: $22,784,937)			18,509,313
Other Mortgage-Backed Securities (9.8%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.0%)
1,479,545	Banc of America Alternative Loan Trust (b)	5.648%	11/25/35	198,826
740,935	Banc of America Alternative Loan Trust (b)	5.648%	11/25/35	44,313
1,568,154	Banc of America Alternative Loan Trust (b)	5.769%	01/25/36	137,334
757,098	Banc of America Mortgage Securities, Inc.	6.000%	03/25/37	7
57,000	BHN I Mortgage Fund - 144A Issue (j) (l) (m)	7.916%	07/01/11	—
89,069	BlackRock Capital Finance LP - 144A Issue (h) (i)	7.750%	09/25/26	17,967
1,543,158	Citimortgage Alternative Loan Trust	6.250%	07/25/37	83,721
475,582	Credit-Based Asset Servicing and Securitization LLC - 144A Issue (h)	6.240%	10/25/36	481,812
861,235	Global Mortgage Securitization Ltd. (c) (l)	5.250%	04/25/32	657,230

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Other Mortgage-Backed Securities—continued
$471,508	Global Mortgage Securitization Ltd. - 144A Issue (j) (l)	5.250%	11/25/32	$374,889
1,090,362	Global Mortgage Securitization Ltd. - 144A Issue (j) (l)	5.250%	11/25/32	848,648
1,185,205	JP Morgan Mortgage Trust (b)	2.973%	11/25/33	1,013,474
736,628	JP Morgan Mortgage Trust (b)	5.621%	04/25/37	676,562
62,729	Mellon Residential Funding Corp.	6.750%	06/25/28	60,244
1,847,254	RESI Finance LP - 144A Issue (b) (i) (j) (l)	1.663%	09/10/35	1,403,913
1,769,892	Residential Accredit Loans, Inc.	5.750%	05/25/33	1,300,414
				7,299,354
Commercial Mortgage-Backed Securities (7.8%)
262,310	Asset Securitization Corp. (b) (e)	8.621%	08/13/29	29,768
2,445,000	Asset Securitization Corp. (b)	7.427%	02/14/43	2,580,299
4,846,390	Asset Securitization Corp. - 144A Issue (b) (e) (h)	1.452%	10/13/26	36,143
1,603,873	Bear Stearns Commercial Mortgage Securities	4.320%	02/13/46	1,621,622
319,939	Carey Commercial Mortgage Trust - 144A Issue (h)	5.970%	09/20/19	325,118
3,605,000	Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue (b) (j)	5.618%	01/15/46	3,280,550
1,000,000	Commercial Mortgage Asset Trust (b)	6.975%	01/17/32	1,079,021
2,000,000	Extended Stay America Trust - 144A Issue (h)	4.221%	11/05/27	1,966,330
950,000	First Union National Bank Commercial Mortgage - 144A Issue (h) (b)	7.171%	12/12/33	962,935
1,115,000	GE Capital Commercial Mortgage Corp. - 144A Issue (b) (c) (h)	6.314%	08/11/36	1,091,060
2,271,216	Hometown Commercial Mortgage - 144A Issue (j)	5.506%	11/11/38	1,101,435
2,047,962	Hometown Commercial Mortgage - 144A Issue (j)	6.057%	06/11/39	588,561
2,165,000	JP Morgan Chase Commercial Mortgage Securities Corp. - 144A Issue (h)	5.633%	12/05/27	2,321,504
880,272	JPMorgan Chase Commercial Mortgage Securities Corp.	4.625%	03/15/46	892,947
11,245,975	JPMorgan Chase Commercial Mortgage Securities Corp. - 144A Issue (b) (e) (j)	2.000%	12/05/27	1,441,048
899,208	LB-UBS Commercial Mortgage Trust	4.547%	08/15/29	900,895
2,352,182	Morgan Stanley Capital I (b)	5.598%	04/12/49	2,440,936
7,307,497	Multi Security Asset Trust - 144A Issue (b) (e) (j)	1.150%	11/28/35	80,383
615,000	Multi Security Asset Trust - 144A Issue (b) (j)	5.880%	11/28/35	150,675
925,000	Multi Security Asset Trust - 144A Issue (b) (j)	5.880%	11/28/35	53,188
1,595,000	OBP Depositor LLC Trust - 144A Issue (h)	4.646%	07/15/45	1,627,472
2,515,000	Timberstar Trust - 144A Issue (h)	6.208%	10/15/36	2,546,704
1,475,000	Vornado DP LLC - 144A Issue (h)	4.004%	09/13/28	1,430,093
				28,548,687
	Total other mortgage-backed securities (cost: $46,913,756)			35,848,041

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Corporate Obligations (29.0%)
Basic Materials (0.8%)
Agricultural Products (0.4%)
$1,245,000	Cargill, Inc. - 144A Issue (h)	5.200%	01/22/13	$1,343,205
Chemicals (0.4%)
1,485,000	PPG Industries, Inc.	5.500%	11/15/40	1,457,116
Capital Goods (1.6%)
Containers — Metal/Glass (0.3%)
1,100,000	Ball Corp.	7.125%	09/01/16	1,185,250
Electronics — Military (0.8%)
2,715,000	L-3 Communications Corp.	5.875%	01/15/15	2,765,906
Manufacturing (0.5%)
1,225,000	Tyco International Finance SA (l)	8.500%	01/15/19	1,567,980
300,000	Valmont Industries, Inc.	6.625%	04/20/20	312,086
				1,880,066
Communications (0.6%)
Communications Equipment (0.6%)
1,605,000	Frontier Communications Corp.	7.875%	04/15/15	1,753,462
320,000	Frontier Communications Corp.	8.250%	04/15/17	351,200
				2,104,662
Consumer Cyclical (0.5%)
Retail (0.5%)
1,750,000	Wal-Mart Stores, Inc.	5.000%	10/25/40	1,699,714
Consumer Staples (1.3%)
Tobacco (1.3%)
2,600,000	Altria Group, Inc.	10.200%	02/06/39	3,757,741
1,015,000	Reynolds American, Inc.	7.625%	06/01/16	1,179,658
				4,937,399
Energy (3.0%)
Pipelines (3.0%)
2,275,000	El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	2,357,737
1,280,000	Kinder Morgan Energy Partners LP	9.000%	02/01/19	1,611,911
1,520,000	Kinder Morgan Finance Co. LLC - 144A Issue (h)	6.000%	01/15/18	1,493,400
2,000,000	NuStar Logistics LP	7.650%	04/15/18	2,291,950
2,150,000	Sunoco Logistics Partners Operations LP	6.850%	02/15/40	2,262,125
700,000	Williams Partners LP/Williams Partners Finance Corp.	7.250%	02/01/17	813,763
				10,830,886
Financial (12.6%)
Banks (4.3%)
1,440,000	Bank of America Corp.	7.375%	05/15/14	1,600,675
3,410,000	Citigroup, Inc.	6.125%	05/15/18	3,735,747
795,000	Morgan Stanley	5.500%	07/24/20	803,168
2,215,000	Morgan Stanley	6.000%	05/13/14	2,393,263

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Financial—continued
$1,835,000	Morgan Stanley	6.250%	08/28/17	$1,976,600
1,650,000	The Goldman Sachs Group, Inc.	5.150%	01/15/14	1,777,156
1,835,000	The Goldman Sachs Group, Inc.	6.150%	04/01/18	2,020,689
1,505,000	US Bank NA	3.778%	04/29/20	1,526,941
				15,834,239
Finance — Diversified (1.2%)
2,000,000	Allied Capital Corp. (j)	6.625%	07/15/11	2,037,500
805,000	Discover Financial Services	6.450%	06/12/17	838,167
1,270,000	International Lease Finance Corp. - 144A Issue (h)	6.500%	09/01/14	1,346,200
				4,221,867
Insurance (4.3%)
2,005,000	Allied World Assurance Co. Holdings, Ltd.	7.500%	08/01/16	2,219,970
1,945,000	Liberty Mutual Group, Inc. - 144A Issue (j)	7.800%	03/07/87	1,915,825
1,480,000	Metropolitan Life Global Funding I - 144A Issue (h)	2.500%	09/29/15	1,458,512
1,358,000	OneBeacon US Holdings, Inc. (j)	5.875%	05/15/13	1,407,151
2,050,000	StanCorp Financial Group, Inc. (j)	6.875%	10/01/12	2,160,436
1,000,000	StanCorp Financial Group, Inc. (b) (j)	6.900%	06/01/67	946,497
1,710,000	Symetra Financial Corp. - 144A Issue (j)	6.125%	04/01/16	1,724,598
1,050,000	Symetra Financial Corp. - 144A Issue (b) (j)	8.300%	10/15/37	997,500
2,125,000	Unum Group	7.125%	09/30/16	2,386,821
470,000	XL Capital Finance Europe PLC (l)	6.500%	01/15/12	485,472
				15,702,782
Real Estate Investment Trust — Apartments (0.4%)
1,615,000	BRE Properties, Inc.	5.200%	03/15/21	1,629,512
Real Estate Investment Trust — Health Care (1.4%)
2,170,000	Health Care REIT, Inc.	4.700%	09/15/17	2,161,984
1,585,000	Healthcare Realty Trust, Inc.	5.125%	04/01/14	1,659,614
1,290,000	Nationwide Health Properties, Inc.	6.250%	02/01/13	1,383,662
				5,205,260
Real Estate Investment Trust — Mortgage (0.5%)
1,780,000	Dexus Property Group - 144A Issue (j) (l)	7.125%	10/15/14	1,965,145
Real Estate Investment Trust — Retail (0.5%)
1,580,000	WEA Finance LLC/WT Finance Aust Pty Ltd. - 144A Issue (h)	7.500%	06/02/14	1,793,235
Health Care (3.1%)
Drugs (0.7%)
2,350,000	Medco Health Solutions, Inc.	7.125%	03/15/18	2,757,718
Medical Labs & Testing Services (0.3%)
1,060,000	Quest Diagnostics, Inc.	5.750%	01/30/40	1,009,733

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Health Care—continued
Medical Products/Supplies (1.7%)
$2,700,000	Bio-Rad Laboratories, Inc.	4.875%	12/15/20	$2,621,640
880,000	Boston Scientific Corp.	5.450%	06/15/14	933,958
2,765,000	Laboratory Corp. of America Holdings	4.625%	11/15/20	2,740,060
				6,295,658
Medical — Biomedical/Genetics (0.4%)
1,445,000	Genzyme Corp.	3.625%	06/15/15	1,483,488
Technology (2.2%)
Computer Networking (0.2%)
780,000	Cisco Systems, Inc.	5.500%	01/15/40	814,845
Computer Software & Services (1.0%)
2,115,000	Fiserv, Inc.	4.625%	10/01/20	2,054,268
1,505,000	Intuit, Inc.	5.750%	03/15/17	1,640,743
				3,695,011
Software (1.0%)
940,000	Dun & Bradstreet Corp.	2.875%	11/15/15	918,880
2,605,000	Oracle Corp. - 144A Issue (h)	5.375%	07/15/40	2,637,857
				3,556,737
Transportation (2.1%)
Airlines (1.6%)
622,409	America West Airlines 2000-1 Pass Through Trust	8.057%	07/02/20	658,198
1,085,000	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	01/12/21	1,085,000
1,992,487	United Air Lines, Inc.	10.400%	05/01/18	2,301,322
1,815,000	US Airways 2010-1 Class A Pass Through Trust	6.250%	04/22/23	1,805,925
				5,850,445
Transport — Rail (0.5%)
1,830,000	BNSF Funding Trust I	6.613%	12/15/55	1,894,050
Utilities (1.2%)
Electric Companies (1.2%)
1,725,000	CMS Energy Corp.	8.750%	06/15/19	2,028,965
2,230,000	Southwestern Electric Power Co.	5.550%	01/15/17	2,370,158
				4,399,123
	Total corporate obligations (cost: $102,596,992)			106,313,052
	Total long-term debt securities (cost: $361,806,520)			355,518,148

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Short-Term Securities (12.6%)
Investment Companies (12.6%)
28,384,712	Dreyfus Treasury Cash Management Fund, current rate 0.000%	$28,384,712
17,000,000	JPMorgan U.S. Government Money Market Fund, current rate 0.000%	17,000,000
746,592	SEI Investments Treasury Mutual Funds, current rate 0.010%	746,592
	Total short-term securities (cost: $46,131,304)	46,131,304
	Total investments in securities (cost: $407,937,824) (n)	$401,649,452
	Liabilities in excess of cash and other assets (-9.7%)	(35,395,005)
	Total net assets (100.0%)	$366,254,447

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2010.

(d)  At December 31, 2010 the total cost of investments issued on a when-issued or forward commitment basis was $37,172,853.

(e)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(f)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2010, securities with an aggregate market value of $467,125 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
2 Year U.S. Treasury Note	March 2011	32	Long	$—	$13,564
5 Year U.S. Treasury Note	March 2011	175	Long	—	312,850
10 Year U.S. Treasury Note	March 2011	59	Long	—	35,641
		266		$0	$362,055

(g)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(i)  These securities are being fair-valued according to procedures approved by the Board of Directors.

See accompanying notes to financial statements.

Bond Portfolio
Investments in Securities – continued

(j)  Represents ownership in an illiquid security. (See Note 5 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2010, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Allied Capital Corp.	7/20/06	$1,999,963
BHN I Mortgage Fund - 144A Issue*	Various	69,485
Citigroup/Deutsche Bank Commercial Mortgage Trust - 144A Issue*	2/28/06	3,563,973
Countryplace Manufactured Housing Contract Trust - 144A Issue*	6/29/05	1,754,856
Dexus Property Group - 144A Issue*	9/28/09	1,773,804
Global Mortgage Securitization Ltd. - 144A Issue*	11/24/04	469,450
Global Mortgage Securitization Ltd. - 144A Issue*	11/24/04	1,080,491
Hometown Commercial Mortgage - 144A Issue*	11/28/06	2,290,665
Hometown Commercial Mortgage - 144A Issue*	6/7/07	2,046,033
JPMorgan Auto Receivables Trust - 144A Issue*	11/7/07	339,348
JPMorgan Chase Commercial Mortgage Securities Corp. - 144A Issue*	3/22/10	1,466,366
Liberty Mutual Group, Inc. - 144A Issue*	2/28/07	1,956,397
Multi Security Asset Trust - 144A Issue*	2/24/05	210,177
Multi Security Asset Trust - 144A Issue*	2/24/05	617,169
Multi Security Asset Trust - 144A Issue*	2/24/05	905,457
OneBeacon US Holdings, Inc.	Various	1,353,168
RESI Finance LP - 144A Issue*	5/27/09	831,079
StanCorp Financial Group, Inc.	9/20/02	2,047,074
StanCorp Financial Group, Inc.	5/23/07	998,587
Symetra Financial Corp. - 144A Issue*	Various	1,707,007
Symetra Financial Corp. - 144A Issue*	10/4/07	1,048,609
		$28,529,158

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(k)  Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.

(l)  The Portfolio held 2.0% of net assets in foreign securities at December 31, 2010.

(m)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(n)  At December 31, 2010 the cost of securities for federal income tax purposes was $408,061,298. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$12,378,661
Gross unrealized depreciation	(18,790,507)
Net unrealized depreciation	$6,411,846

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities

December 31, 2010

(Percentages of each investment category relate to total net assets)

Principal		Rate	Maturity	Fair Value(a)
Commercial Paper (32.7%)
Consumer Staples (11.2%)
Beverages (1.4%)
$1,500,000	Coca-Cola Co. (b)	0.193%	01/10/11	$1,499,929
Food (3.3%)
1,000,000	Nestle Capital Corp. (b)	0.152%	02/11/11	999,829
2,500,000	Nestle Capital Corp. (b)	0.162%	02/25/11	2,499,389
				3,499,218
Personal Care (6.5%)
2,000,000	Johnson & Johnson (b)	0.162%	01/05/11	1,999,964
1,500,000	Johnson & Johnson (b)	0.183%	02/03/11	1,499,752
2,000,000	Procter & Gamble (b)	0.223%	01/20/11	1,999,768
1,500,000	Procter & Gamble (b)	0.223%	03/08/11	1,499,395
				6,998,879
Financial (11.2%)
Auto Finance (3.2%)
1,000,000	American Honda Finance	0.223%	02/22/11	999,682
2,500,000	American Honda Finance	0.264%	02/15/11	2,499,188
				3,498,870
Banks (4.7%)
1,500,000	Goldman Sachs & Co.	0.254%	01/04/11	1,499,969
1,500,000	JPMorgan Chase & Co.	0.183%	02/01/11	1,499,767
2,000,000	JPMorgan Chase & Co.	0.213%	03/07/11	1,999,242
				4,998,978
Insurance (3.3%)
1,500,000	New York Life Cap Corp. (b)	0.203%	01/14/11	1,499,892
2,000,000	New York Life Cap Corp. (b)	0.243%	01/06/11	1,999,933
				3,499,825
Health Care (6.1%)
Drugs (3.3%)
2,000,000	Abbott Laboratories (b)	0.203%	01/31/11	1,999,667
1,500,000	Novartis Finance Corp. (b)	0.244%	05/09/11	1,498,720
				3,498,387
Health Care Equipment (2.8%)
2,000,000	Medtronic, Inc. (b)	0.203%	01/21/11	1,999,778
1,000,000	Medtronic, Inc. (b)	0.213%	03/22/11	999,533
				2,999,311
Industrials (1.9%)
Transportation (1.9%)
2,000,000	United Parcel Service, Inc. (b)	0.122%	01/07/11	1,999,960

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Fair Value(a)
Technology (2.3%)
Computer Hardware (2.3%)
$1,500,000	Hewlett-Packard Co. (b)	0.162%	01/03/11	$1,499,987
1,000,000	International Business Machines Corp. (b)	0.152%	01/12/11	999,954
				2,499,941
	Total commercial paper (cost: $34,993,298)			34,993,298
Corporate Bonds & Notes (9.8%)
Financial (4.9%)
Banks (4.0%)
3,235,000	Morgan Stanley (c)	0.539%	01/18/11	3,235,003
1,080,000	Wells Fargo & Co. (c)	0.389%	01/12/11	1,080,001
				4,315,004
Diversified Financial Service (0.9%)
935,000	John Deere Capital Corp. (c)	0.989%	01/18/11	935,301
Health Care (4.9%)
Insurance (3.4%)
2,100,000	MassMutual Global Funding II - 144A Issue (c) (d)	0.289%	04/21/11	2,100,000
1,500,000	MetLife Institutional Funding II - 144A Issue (c) (d)	0.454%	09/20/11	1,500,000
				3,600,000
Medical — Drugs (1.5%)
1,660,000	Pfizer, Inc. (c)	2.252%	03/15/11	1,666,700
	Total corporate bonds & notes (cost: $10,517,005)			10,517,005
U.S. Government Obligations (46.8%)
Discount Notes (29.2%)
1,500,000	Federal Home Loan Mortgage Corporation	0.132%	03/02/11	1,499,675
3,000,000	Federal Home Loan Mortgage Corporation	0.147%	02/24/11	2,999,348
2,000,000	Federal Home Loan Mortgage Corporation	0.152%	03/16/11	1,999,383
2,000,000	Federal Home Loan Mortgage Corporation	0.162%	01/11/11	1,999,911
2,500,000	Federal Home Loan Mortgage Corporation	0.162%	02/14/11	2,499,511
2,000,000	Federal Home Loan Mortgage Corporation	0.178%	02/07/11	1,999,640
1,250,000	Federal Home Loan Mortgage Corporation	0.188%	02/28/11	1,249,628
1,500,000	Federal National Mortgage Association	0.101%	02/23/11	1,499,779
2,000,000	Federal National Mortgage Association	0.112%	02/23/11	1,999,676
2,000,000	Federal National Mortgage Association	0.142%	01/26/11	1,999,806
2,500,000	Federal National Mortgage Association	0.142%	02/16/11	2,499,553
1,500,000	Federal National Mortgage Association	0.157%	02/09/11	1,499,748
3,500,000	Federal National Mortgage Association	0.157%	03/09/11	3,498,990
1,000,000	Federal National Mortgage Association	0.162%	01/19/11	999,920
1,500,000	Federal National Mortgage Association	0.183%	04/27/11	1,499,130
1,500,000	Federal National Mortgage Association	0.193%	03/14/11	1,499,430
				31,243,128

See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities – continued

Principal		Rate	Maturity	Fair Value(a)
U.S. Treasury (17.6%)
$2,000,000	U.S. Treasury Bill	0.091%	01/13/11	$1,999,940
2,000,000	U.S. Treasury Bill	0.119%	02/17/11	1,999,695
2,750,000	U.S. Treasury Bill	0.121%	02/10/11	2,749,635
3,000,000	U.S. Treasury Bill	0.122%	03/10/11	2,999,320
1,000,000	U.S. Treasury Bill	0.130%	03/31/11	999,683
2,000,000	U.S. Treasury Bill	0.132%	01/27/11	1,999,812
3,500,000	U.S. Treasury Bill	0.132%	03/03/11	3,499,226
2,500,000	U.S. Treasury Bill	0.136%	03/17/11	2,499,299
				18,746,610
	Total U.S. government obligations (cost: $49,989,738)			49,989,738
Other Short-Term Investments (3.8%)
Asset Backed Securities (3.8%)
197,385	Ally Auto Receivables Trust	0.403%	08/15/11	197,385
1,609,803	AmeriCredit Automobile Receivables Trust	0.311%	10/11/11	1,609,803
606,818	CNH Equipment Trust	0.427%	12/09/11	606,818
289,820	CNH Equipment Trust	0.576%	09/02/11	289,820
813,735	Ford Credit Auto Lease Trust - 144A Issue (c) (d)	0.383%	11/15/11	813,735
522,613	Hyundai Auto Receivables Trust	0.371%	09/15/11	522,613
1,599	Nissan Auto Lease Trust	0.561%	06/15/11	1,599
	Total other short-term investments (cost: $4,041,773)			4,041,773

Shares
Investment Companies (7.1%)
2,550,000	Federated Government Obligations Fund, current rate 0.020%	2,550,000
5,031,085	Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	5,031,085
	Total investment companies (cost: $7,581,085)	7,581,085
	Total investments in securities (cost: $107,122,899) (e)	$107,122,899
	Liabilities in excess of cash and other assets (-0.2%)	(221,928)
	Total net assets (100.0%)	$106,900,971

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 24.8% of the Portfolio's net assets as of December 31, 2010.

(c)  Variable rate security.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(e)  Also represents the cost of securities for federal income tax purposes at December 31, 2010.

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities

December 31, 2010

(Percentages of each investment category relate to total net assets)

Principal		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (96.9%)
Government Obligations (84.2%)
U.S. Government Agencies and Obligations (84.2%)
Federal Home Loan Mortgage Corporation (FHLMC) (13.8%)
$229,325		2.757%	05/25/20	$226,904
493,927	(b)	3.500%	10/01/25	497,631
995,594		4.000%	09/01/40	990,320
500,000	(b)	4.000%	01/01/41	496,328
994,435		4.500%	09/01/40	1,019,978
1,830,000	(b)	4.500%	01/01/41	1,875,179
921,653	(c)	5.000%	04/15/17	942,857
392,109		5.000%	03/01/23	416,775
265,852		5.000%	05/01/29	278,989
189,895		5.000%	05/15/31	194,759
507,187		5.000%	08/01/35	534,469
621,429	(c)	5.000%	11/01/35	654,856
1,852,950	(c)	5.000%	11/01/39	1,965,360
466,969		5.000%	03/01/40	497,049
476,129		5.000%	03/01/40	506,799
391,019	(c)	5.500%	06/01/20	423,217
467,769		5.500%	10/01/20	502,778
658,028		5.500%	11/01/23	705,633
264,803	(c)	5.500%	05/01/34	287,156
414,316	(c)	5.500%	05/01/34	449,291
456,415	(c)	6.000%	09/01/22	500,987
809,706	(c)	6.000%	11/01/33	889,861
408,237		6.250%	12/15/23	468,835
199,986		6.500%	11/01/32	224,867
				15,550,878
Federal National Mortgage Association (FNMA) (52.6%)
1,500,000		3.140%	08/01/15	1,531,947
219,466		3.500%	11/01/25	221,489
1,170,000	(b)	3.500%	01/01/26	1,178,044
174,592		3.500%	06/25/33	176,780
1,270,000	(b)	4.000%	01/01/41	1,263,254
64,449		4.500%	04/01/21	67,792
332,484		4.500%	11/01/23	350,804
865,013		4.500%	04/01/25	908,804
2,490,000	(b)	4.500%	01/01/26	2,610,220
1,029,004		4.500%	04/01/40	1,062,669
3,500,000	(b)	4.500%	01/01/41	3,592,421
575,806		5.000%	05/01/18	621,803
337,064	(c)	5.000%	10/01/20	360,079
1,480,468	(c)	5.000%	11/01/33	1,565,819
1,048,321		5.000%	03/01/34	1,107,448
1,541,496		5.000%	03/01/34	1,628,438
371,525		5.000%	05/01/34	392,480
348,987		5.000%	12/01/34	369,107
740,938		5.000%	07/01/35	783,654

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$768,666		5.000%	07/01/35	$812,020
1,117,014		5.000%	07/01/35	1,180,015
908,797		5.000%	06/01/39	969,710
805,597		5.000%	12/01/39	859,593
298,630		5.500%	01/01/17	321,634
364,350		5.500%	02/01/18	397,446
797,902	(c)	5.500%	03/01/18	860,362
468,172		5.500%	08/01/23	506,460
540,591		5.500%	02/01/24	584,801
286,718		5.500%	04/01/33	308,694
1,348,472	(c)	5.500%	04/01/33	1,457,003
175,499		5.500%	05/01/33	189,170
271,249		5.500%	05/01/33	293,058
319,880		5.500%	05/01/33	344,798
1,407,088	(c)	5.500%	10/01/33	1,516,698
119,185		5.500%	01/01/34	128,470
237,836		5.500%	01/01/34	256,363
214,422		5.500%	02/01/34	231,125
2,249,844	(c)	5.500%	03/01/34	2,449,008
290,108		5.500%	04/01/34	312,253
587,012		5.500%	04/01/34	631,822
1,745,247	(c)	5.500%	04/01/34	1,899,742
140,896		5.500%	05/01/34	151,651
707,369		5.500%	09/01/34	766,893
529,614		5.500%	10/01/34	570,790
736,479		5.500%	01/01/35	796,611
455,603		5.500%	02/01/35	493,941
487,779		5.500%	02/01/35	527,605
103,788		5.500%	06/01/35	111,614
506,752		5.500%	08/01/35	545,593
200,806		5.500%	10/01/35	218,582
1,448,337	(c)	5.500%	09/01/36	1,558,897
131,412		5.500%	05/01/38	140,683
106,170		6.000%	09/01/32	117,029
247,915		6.000%	10/01/32	273,261
912,339		6.000%	10/01/32	1,013,325
121,784		6.000%	11/01/32	134,233
763,008	(c)	6.000%	11/01/32	841,007
300,526		6.000%	03/01/33	331,235
690,069		6.000%	03/01/33	763,505
384,660		6.000%	04/01/33	423,743
306,791		6.000%	12/01/33	341,164
351,252		6.000%	08/01/34	386,642
207,278		6.000%	09/01/34	227,367
97,108		6.000%	11/01/34	106,519
1,087,506		6.000%	12/01/34	1,192,902
210,805		6.000%	11/01/36	231,103
1,559,045		6.000%	01/01/37	1,705,268
691,824		6.000%	08/01/37	756,710

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
$633,635		6.000%	09/01/37	$700,588
345,572		6.000%	12/01/37	377,983
609,578		6.000%	12/01/38	668,274
265,897		6.500%	11/01/23	289,813
186,027		6.500%	02/01/32	209,458
229,479		6.500%	02/01/32	258,378
383,688		6.500%	02/01/32	432,011
292,898		6.500%	04/01/32	329,791
133,457		6.500%	05/01/32	150,266
274,767		6.500%	07/01/32	309,366
770,966		6.500%	07/01/32	868,043
18,693		6.500%	09/01/32	21,019
71,750		6.500%	09/01/34	80,453
48,257		6.500%	11/01/34	54,110
514,641		6.500%	03/01/35	578,671
249,228		6.500%	02/01/36	280,314
384,964		6.500%	06/01/36	431,415
144,907		6.500%	08/01/37	162,212
815,258	(c)	6.500%	09/01/37	912,918
393,394		7.000%	09/01/31	450,675
52,485		7.000%	11/01/31	60,163
262,570		7.000%	02/01/32	298,928
47,860	(c)	7.000%	07/01/32	54,520
18,063		7.000%	10/01/37	20,455
27,487	(c)	7.000%	10/01/37	31,127
92,858		7.500%	04/01/31	106,871
				59,168,992
Government National Mortgage Association (GNMA) (16.9%)
8,501,581	(d) (e)	0.012%	03/16/42	6,457
6,149,736	(d) (e)	0.564%	03/16/34	130,582
4,281,724	(d) (e)	0.643%	07/16/40	89,653
13,616,824	(d) (e)	0.691%	06/17/45	390,083
1,976,077		2.629%	09/16/33	2,023,279
1,000,000	(b)	4.000%	01/01/41	1,006,719
481,509	(c)	4.287%	01/16/30	490,472
299,080		4.385%	08/16/30	302,995
195,323		4.408%	01/16/25	197,084
1,850,000	(b)	4.500%	01/01/41	1,920,531
538,407	(c)	5.000%	05/15/33	574,635
209,274		5.000%	12/15/39	225,776
2,802,551		5.000%	01/15/40	3,000,764
1,940,432		5.000%	07/15/40	2,064,330
4,165,000	(b)	5.000%	01/01/41	4,427,916
892,871	(d)	5.429%	12/16/23	920,457
592,899	(c)	5.500%	07/15/38	648,759
500,317		5.500%	10/15/38	551,206
				18,971,698

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Government Obligations—continued
Vendee Mortgage Trust (0.1%)
$97,574	Vendee Mortgage Trust	7.793%	02/15/25	$112,164
U.S. Treasury (0.8%)
1,000,000	U.S. Treasury Note	2.625%	11/15/20	943,281
	Total government obligations (cost: $92,693,833)			94,747,013
Asset-Backed Securities (5.1%)
321,892	ABFS Mortgage Loan Trust (f)	7.490%	12/25/31	165,032
839,789	BankAmerica Manufactured Housing Contract Trust (c)	7.800%	10/10/26	846,366
595,000	Citibank Omni Master Trust - 144A Issue (g)	4.900%	11/15/18	633,615
116,072	Conseco Financial Corp.	8.300%	11/15/19	117,878
1,071,164	Countryplace Manufactured Housing Contract Trust - 144A Issue (d) (h) (i)	4.800%	12/15/35	862,287
815,283	Credit-Based Asset Servicing and Securitization LLC - 144A Issue (c) (f) (g)	5.970%	10/25/36	855,344
499,547	Origen Manufactured Housing	4.750%	08/15/21	503,415
535,000	Origen Manufactured Housing	5.605%	05/15/22	554,216
550,000	Origen Manufactured Housing	5.910%	01/15/37	557,711
471,257	Residential Asset Mortgage Products, Inc. (d)	5.145%	01/25/35	165,528
319,731	Residential Asset Mortgage Products, Inc. (f)	5.597%	12/25/33	196,799
101,480	Structured Asset Securities Corp. (f)	6.290%	11/25/32	71,882
187,515	Vanderbilt Mortgage Finance (d)	6.555%	03/07/23	189,544
	Total asset-backed securities (cost: $6,425,623)			5,719,617
Other Mortgage-Backed Securities (7.6%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (3.5%)
45,466	Banc of America Alternative Loan Trust (d) (k)	6.206%	05/25/46	296
373,075	Bear Stearns Mortgage Securities, Inc. (i)	8.000%	11/25/29	341,597
10,000	BHN I Mortgage Fund - 144A Issue (d) (h) (i) (j) (k)	1.711%	03/25/11	—
425	BHN I Mortgage Fund - 144A Issue (h) (i) (j) (k)	7.540%	05/31/17	—
50,980	BHN I Mortgage Fund - 144A Issue (h) (i) (j) (k)	7.916%	07/01/11	—
849,584	BlackRock Capital Finance LP - 144A Issue (g) (i)	7.750%	09/25/26	171,377
552,733	Global Mortgage Securitization Ltd. (j)	5.250%	04/25/32	421,804
404,909	Global Mortgage Securitization Ltd. (d) (j)	5.405%	04/25/32	179,332
412,570	Global Mortgage Securitization Ltd. - 144A Issue (h) (j)	5.250%	11/25/32	328,028
884,078	Global Mortgage Securitization Ltd. - 144A Issue (h) (j)	5.250%	11/25/32	688,094
294,984	JPMorgan Mortgage Trust (d)	2.973%	11/25/33	275,246
955,539	JPMorgan Mortgage Trust (d)	3.726%	07/25/35	32,831
139,759	JPMorgan Mortgage Trust (d)	5.996%	08/25/36	1
5,522	Prudential Home Mortgage Securities - 144A Issue (d) (g)	7.852%	09/28/24	3,850
24,054	Prudential Home Mortgage Securities - 144A Issue (g)	7.900%	04/28/22	22,923
72,428	Prudential Home Mortgage Securities - 144A Issue (g)	7.900%	04/28/22	58,894

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Principal		Coupon	Maturity	Fair Value(a)
Other Mortgage-Backed Securities—continued
$580,917	RESI Finance LP - 144A Issue (d) (h) (i) (j)	1.663%	09/10/35	$441,497
61,965	Residential Accredit Loans, Inc. - 144A Issue (g)	6.250%	03/25/14	51,994
1,065,000	Structured Adjustable Rate Mortgage Loan Trust (d)	5.400%	11/25/35	156,457
17,378	Structured Asset Mortgage Investments, Inc. (d)	4.780%	05/02/30	10,544
11,247	Structured Asset Mortgage Investments, Inc. (d)	4.780%	05/02/30	6,892
1,982,750	Structured Asset Securities Corp. (f)	6.000%	06/25/34	752,011
				3,943,668
Commercial Mortgage-Backed Securities (4.1%)
620,993	Asset Securitization Corp. (e) (h) (i)	2.433%	08/13/29	70,473
935,482	Asset Securitization Corp. (d) (e)	8.621%	08/13/29	106,162
6,242,757	Asset Securitization Corp. - 144A Issue (d) (e) (g)	1.452%	10/13/26	46,557
165,130	Carey Commercial Mortgage Trust - 144A Issue (g)	5.970%	09/20/19	167,803
700,000	Extended Stay America Trust (g)	4.221%	11/05/27	688,216
500,000	First Union National Bank Commercial Mortgage (d) (g)	7.171%	12/12/33	506,808
25,732	GMAC Commercial Mortgage Sec. (h) (i)	5.940%	07/01/13	27,249
1,203,109	Hometown Commercial Mortgage - 144A Issue (h)	5.506%	11/11/38	583,452
180,878	JPMorgan Chase Commercial Mortgage Securities Corp.	4.625%	03/15/46	183,482
3,735,464	JPMorgan Chase Commercial Mortgage Securities Corp. - 144A Issue (d) (e) (h)	2.000%	12/05/27	478,659
500,000	LB-UBS Commercial Mortgage Trust (d)	5.258%	06/15/36	511,543
203,569	Merrill Lynch Mortgage Trust	4.893%	11/12/35	210,116
273,223	Morgan Stanley Capital I	4.690%	06/13/41	273,071
6,183,812	Multi Security Asset Trust - 144A Issue (d) (e) (h)	1.150%	11/28/35	68,022
330,000	Multi Security Asset Trust - 144A Issue (d) (h)	5.880%	11/28/35	80,850
660,000	Multi Security Asset Trust - 144A Issue (d) (h)	5.880%	11/28/35	37,950
489,777	Vornado DP LLC (g)	2.970%	09/13/28	482,822
				4,523,235
	Total other mortgage-backed securities (cost: $16,568,464)			8,466,903
	Total long-term debt securities (cost: $115,687,920)			108,933,533

Shares
Short-Term Securities (19.7%)
Investment Companies (19.7%)
3,837,103	Dreyfus Treasury Cash Management Fund, current rate 0.000%	3,837,103
6,550,000	Federated Government Obligations Fund, current rate 0.010%	6,550,000
11,800,000	JPMorgan U.S. Government Money Market Fund, current rate 0.000%	11,800,000
	Total short-term securities (cost: $22,187,103)	22,187,103
	Total investments in securities (cost: $137,875,023) (l)	$131,120,636
	Liabilities in excess of cash and other assets (-16.6%)	(18,619,966)
	Total net assets (100.0%)	$112,500,670

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2010 the total cost of investments issued on a when-issued or forward commitment basis was $18,268,927.

(c)  Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2010.

(d)  Variable rate security.

(e)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(f)  Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.

(g)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(h)  Represents ownership in an illiquid security. (See Note 5 of the Notes to Financial Statements.) Information concerning the illiquid securities held at December 31, 2010, which includes cost and acquisition date, is as follows:

Security:	Acquisition Date	Acquisition Cost
Asset Securitization Corp.†	Various	$622,325
BHN I Mortgage Fund - 144A Issue*	5/18/00	375
BHN I Mortgage Fund - 144A Issue*	9/06/02	1,073
BHN I Mortgage Fund - 144A Issue*	Various	61,027
Countryplace Manufactured Housing Contract Trust - 144A Issue*	6/29/05	1,071,041
GMAC Commercial Mortgage Sec.†	Various	25,372
Global Mortgage Securitization Ltd. - 144A Issue*	11/24/04	410,769
Global Mortgage Securitization Ltd. - 144A Issue*	11/24/04	876,073
Hometown Commercial Mortgage - 144A Issue*	11/28/06	1,214,527
JPMorgan Chase Commercial Mortgage Securities Corp. - 144A Issue*	3/22/10	487,051
Multi Security Asset Trust - 144A Issue*	2/24/05	176,594
Multi Security Asset Trust - 144A Issue*	2/24/05	331,164
Multi Security Asset Trust - 144A Issue*	2/24/05	646,056
RESI Finance LP - 144A Issue*	6/01/06	590,027
		$6,513,474

*  A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

†  Represents a private placement security.

(i)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(j)  The Portfolio held 1.8% of net assets in foreign securities at December 31, 2010.

(k)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

See accompanying notes to financial statements.

Mortgage Securities Portfolio
Investments in Securities – continued

(l)  At December 31, 2010 the cost of securities for federal income tax purposes was $137,875,532. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$3,524,007
Gross unrealized depreciation	(10,278,903)
Net unrealized depreciation	$6,754,896

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities

December 31, 2010

(Percentages of each investment category relate to total net assets)

Shares		Fair Value(a)
Common Stocks (98.2%)
Consumer Discretionary (10.4%)
Auto Components (0.2%)
26,206	Johnson Controls, Inc.	$1,001,069
9,439	The Goodyear Tire & Rubber Co. (b)	111,852
		1,112,921
Automobiles (0.6%)
145,594	Ford Motor Co. (b)	2,444,523
9,153	Harley-Davidson, Inc.	317,335
		2,761,858
Distributors (0.1%)
6,122	Genuine Parts Co.	314,303
Diversified Consumer Services (0.1%)
4,892	Apollo Group, Inc. - Class A (b)	193,185
2,426	DeVry, Inc.	116,400
11,988	H&R Block, Inc.	142,777
		452,362
Hotels, Restaurants & Leisure (1.7%)
16,736	Carnival Corp.	771,697
5,375	Darden Restaurants, Inc.	249,615
11,587	International Game Technology	204,974
11,182	Marriott International, Inc. - Class A	464,500
41,056	McDonald's Corp.	3,151,459
28,799	Starbucks Corp.	925,312
7,409	Starwood Hotels & Resorts Worldwide, Inc.	450,319
6,799	Wyndham Worldwide Corp.	203,698
2,979	Wynn Resorts Ltd.	309,339
18,209	Yum! Brands, Inc.	893,151
		7,624,064
Household Durables (0.4%)
10,904	DR Horton, Inc.	130,085
5,924	Fortune Brands, Inc.	356,921
2,661	Harman International Industries, Inc. (b)	123,204
5,690	Leggett & Platt, Inc.	129,504
6,180	Lennar Corp. - Class A	115,875
11,280	Newell Rubbermaid, Inc.	205,071
13,070	Pulte Homes, Inc. (b)	98,286

Shares		Fair Value(a)
Consumer Discretionary—continued
6,491	Stanley Black & Decker, Inc.	$434,053
3,002	Whirlpool Corp.	266,668
		1,859,667
Internet & Catalog Retail (0.8%)
13,779	Amazon.com, Inc. (b)	2,480,220
7,859	Expedia, Inc.	197,182
1,686	NetFlix, Inc. (b)	296,230
1,920	priceline.com, Inc. (b)	767,136
		3,740,768
Leisure Equipment & Products (0.1%)
5,293	Hasbro, Inc.	249,724
13,944	Mattel, Inc.	354,596
		604,320
Media (3.1%)
9,328	Cablevision Systems Corp.	315,660
26,459	CBS Corp. - Class B	504,044
108,423	Comcast Corp. - Class A (c)	2,382,053
11,048	Discovery Communications, Inc. (b)	460,702
9,284	Gannett Co., Inc.	140,096
18,992	Interpublic Group of Cos., Inc. (b)	201,695
1,356	Meredith Corp.	46,985
88,743	News Corp. - Class A	1,292,098
11,706	Omnicom Group, Inc.	536,135
3,467	Scripps Networks Interactive, Inc. - Class A	179,417
32,398	The DIRECTV Group, Inc. - Class A (b)	1,293,652
11,930	The McGraw-Hill Cos., Inc.	434,371
73,584	The Walt Disney Co.	2,760,136
220	The Washington Post Co. - Class B	96,690
13,824	Time Warner Cable, Inc. - Class A	912,799
43,107	Time Warner, Inc.	1,386,752
23,492	Viacom, Inc. - Class B	930,518
		13,873,803

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Consumer Discretionary—continued
Multiline Retail (0.8%)
2,887	Big Lots, Inc. (b)	$87,938
4,892	Family Dollar Stores, Inc.	243,181
9,188	JC Penney Co., Inc.	296,864
11,369	Kohl's Corp. (b)	617,792
16,456	Macy's, Inc.	416,337
6,525	Nordstrom, Inc.	276,530
1,751	Sears Holdings Corp. (b)	129,136
27,516	Target Corp.	1,654,537
		3,722,315
Specialty Retail (1.9%)
3,434	Abercrombie & Fitch Co. - Class A	197,901
2,389	AutoNation, Inc. (b)	67,370
1,058	AutoZone, Inc. (b)	288,400
10,069	Bed Bath & Beyond, Inc. (b)	494,891
12,832	Best Buy Co., Inc.	440,009
8,738	CarMax, Inc. (b)	278,567
5,845	GameStop Corp. - Class A (b)	133,734
63,684	Home Depot, Inc.	2,232,761
53,626	Lowe's Cos., Inc.	1,344,940
10,278	Ltd. Brands, Inc.	315,843
5,487	O'Reilly Automotive, Inc. (b)	331,525
4,423	RadioShack Corp.	81,781
4,663	Ross Stores, Inc.	294,935
28,103	Staples, Inc.	639,905
17,075	The Gap, Inc.	378,041
4,892	Tiffany & Co.	304,625
15,381	TJX Cos., Inc.	682,763
4,991	Urban Outfitters, Inc. (b)	178,728
		8,686,719
Textiles, Apparel & Luxury Goods (0.6%)
11,517	Coach, Inc.	637,005
14,856	NIKE, Inc. - Class B	1,269,000
2,578	Polo Ralph Lauren Corp.	285,952
3,417	VF Corp.	294,477
		2,486,434

Shares		Fair Value(a)
Consumer Staples (10.4%)
Beverages (2.5%)
4,004	Brown-Forman Corp. - Class B	$278,758
13,165	Coca-Cola Enterprises, Inc.	329,520
6,906	Constellation Brands, Inc. - Class A (b)	152,968
8,825	Dr Pepper Snapple Group, Inc.	310,287
6,147	Molson Coors Brewing Co. - Class B	308,518
61,587	PepsiCo, Inc.	4,023,479
90,234	The Coca-Cola Co.	5,934,690
		11,338,220
Food & Staples Retailing (2.3%)
16,801	Costco Wholesale Corp.	1,213,200
52,803	CVS Caremark Corp.	1,835,960
14,486	Safeway, Inc.	325,790
8,244	SUPERVALU, Inc.	79,390
22,736	Sysco Corp.	668,438
24,782	The Kroger Co.	554,126
76,130	Wal-Mart Stores, Inc.	4,105,691
35,975	Walgreen Co.	1,401,586
5,677	Whole Foods Market, Inc. (b)	287,199
		10,471,380
Food Products (1.7%)
24,827	Archer-Daniels-Midland Co.	746,796
7,442	Campbell Soup Co.	258,610
17,087	ConAgra Foods, Inc.	385,825
7,079	Dean Foods Co. (b)	62,578
24,882	General Mills, Inc.	885,550
12,464	HJ Heinz Co.	616,469
2,730	Hormel Foods Corp.	139,940
9,873	Kellogg Co.	504,313
67,879	Kraft Foods, Inc. - Class A	2,138,867
5,144	McCormick & Co., Inc.	239,350
7,950	Mead Johnson Nutrition Co.	494,888
24,841	Sara Lee Corp.	434,966
6,007	The Hershey Co.	283,230
4,611	The JM Smucker Co.	302,712
11,580	Tyson Foods, Inc. - Class A	199,408
		7,693,502

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Consumer Staples—continued
Household Products (2.2%)
5,394	Clorox Co.	$341,332
18,757	Colgate-Palmolive Co.	1,507,500
15,847	Kimberly-Clark Corp.	998,995
108,776	The Procter & Gamble Co.	6,997,560
		9,845,387
Personal Care (0.2%)
16,678	Avon Products, Inc.	484,663
4,413	The Estee Lauder Cos., Inc. - Class A	356,129
		840,792
Tobacco (1.5%)
81,132	Altria Group, Inc.	1,997,470
5,814	Lorillard, Inc.	477,097
70,507	Philip Morris International, Inc.	4,126,775
13,141	Reynolds American, Inc.	428,659
		7,030,001
Energy (11.8%)
Energy Equipment & Services (2.1%)
16,759	Baker Hughes, Inc.	958,112
9,426	Cameron International Corp. (b)	478,181
2,696	Diamond Offshore Drilling, Inc.	180,282
4,645	FMC Technologies, Inc. (b)	412,987
35,344	Halliburton Co.	1,443,096
4,150	Helmerich & Payne, Inc.	201,192
11,090	Nabors Industries, Ltd. (b) (d)	260,171
16,307	National Oilwell Varco, Inc.	1,096,645
4,888	Rowan Cos., Inc. (b)	170,640
53,020	Schlumberger, Ltd.	4,427,170
		9,628,476
Oil, Gas & Consumable Fuels (9.7%)
19,259	Anadarko Petroleum Corp.	1,466,766
14,851	Apache Corp.	1,770,685
4,005	Cabot Oil & Gas Corp. - Class A	151,589

Shares		Fair Value(a)
Energy—continued
25,411	Chesapeake Energy Corp.	$658,399
78,203	Chevron Corp.	7,136,024
57,094	ConocoPhillips	3,888,101
8,776	Consol Energy, Inc.	427,742
15,531	Denbury Resources, Inc. (b)	296,487
16,784	Devon Energy Corp.	1,317,712
27,362	El Paso Corp.	376,501
9,871	EOG Resources, Inc.	902,308
5,822	EQT Corp.	261,059
195,953	Exxon Mobil Corp.	14,328,083
11,659	Hess Corp.	892,380
27,587	Marathon Oil Corp.	1,021,547
3,937	Massey Energy Co.	211,220
7,476	Murphy Oil Corp.	557,336
5,203	Newfield Exploration Co. (b)	375,188
6,804	Noble Energy, Inc.	585,688
31,577	Occidental Petroleum Corp.	3,097,704
10,478	Peabody Energy Corp.	670,382
4,486	Pioneer Natural Resources Co.	389,475
6,824	QEP Resources, Inc.	247,779
6,220	Range Resources Corp.	279,776
13,476	Southwestern Energy Co. (b)	504,407
25,189	Spectra Energy Corp.	629,473
4,667	Sunoco, Inc.	188,127
5,543	Tesoro Corp. (b)	102,767
22,724	The Williams Cos., Inc.	561,737
22,002	Valero Energy Corp.	508,686
		43,805,128
Financial (15.8%)
Capital Markets (2.5%)
9,636	Ameriprise Financial, Inc.	554,552
7,722	E*Trade Financial Corp. (b)	123,552
3,483	Federated Investors, Inc. - Class B	91,150
5,658	Franklin Resources, Inc.	629,226
17,955	Invesco, Ltd.	431,997
7,140	Janus Capital Group, Inc.	92,606
5,945	Legg Mason, Inc.	215,625
58,790	Morgan Stanley	1,599,676

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Financial—continued
9,412	Northern Trust Corp.	$521,519
19,509	State Street Corp.	904,047
9,965	T Rowe Price Group, Inc.	643,141
48,203	The Bank of New York Mellon Corp.	1,455,731
38,537	The Charles Schwab Corp.	659,368
19,867	The Goldman Sachs Group, Inc.	3,340,835
		11,263,025
Commercial Banks (3.0%)
26,958	BB&T Corp.	708,726
6,858	Comerica, Inc.	289,682
30,943	Fifth Third Bancorp	454,243
10,142	First Horizon National Corp. (b)	119,469
33,547	Huntington Bancshares, Inc.	230,468
34,214	KeyCorp	302,794
4,614	M&T Bank Corp.	401,649
20,517	Marshall & Ilsley Corp.	141,978
20,432	PNC Financial Services Group, Inc.	1,240,631
48,811	Regions Financial Corp.	341,677
19,428	SunTrust Banks, Inc.	573,320
74,545	US Bancorp	2,010,479
203,965	Wells Fargo & Co.	6,320,875
6,854	Zions Bancorporation	166,072
		13,302,063
Consumer Finance (0.7%)
40,697	American Express Co.	1,746,715
17,756	Capital One Financial Corp.	755,695
21,162	Discover Financial Services	392,132
18,869	SLM Corp. (b)	237,561
		3,132,103
Diversified Financial Services (4.2%)
391,906	Bank of America Corp.	5,228,026
1,128,883	Citigroup, Inc. (b)	5,339,617
2,605	CME Group, Inc.	838,159
2,828	IntercontinentalExchange, Inc. (b)	336,956
151,910	JPMorgan Chase & Co.	6,444,024
7,658	Leucadia National Corp.	223,461
7,917	Moody's Corp.	210,117

Shares		Fair Value(a)
Financial—continued
10,142	NYSE Euronext	$304,057
5,778	The NASDAQ OMX Group, Inc. (b)	136,996
		19,061,413
Diversified REIT's (0.1%)
6,305	Vornado Realty Trust	525,396
Industrial REIT's (0.1%)
22,112	ProLogis	319,297
Insurance (3.8%)
13,189	ACE, Ltd. (d)	821,015
18,313	Aflac, Inc.	1,033,403
5,441	American International Group, Inc. (b)	313,510
12,820	AON Corp.	589,848
4,112	Assurant, Inc.	158,394
67,244	Berkshire Hathaway, Inc. - Class B (b)	5,386,917
11,850	Chubb Corp.	706,734
6,324	Cincinnati Financial Corp.	200,408
19,025	Genworth Financial, Inc. - Class A (b)	249,989
17,274	Hartford Financial Services Group, Inc.	457,588
12,309	Lincoln National Corp.	342,313
12,292	Loews Corp.	478,282
21,118	Marsh & McLennan Cos., Inc.	577,366
35,218	MetLife, Inc.	1,565,088
12,449	Principal Financial Group, Inc.	405,340
18,861	Prudential Financial, Inc.	1,107,329
20,913	The Allstate Corp.	666,707
25,783	The Progressive Corp.	512,308
17,838	The Travelers Cos., Inc.	993,755
3,096	Torchmark Corp.	184,955
12,324	Unum Group	298,487
12,560	XL Group PLC (d)	274,059
		17,323,795
Office REIT's (0.1%)
5,510	Boston Properties, Inc.	474,411
Real Estate Management & Development (0.1%)
11,292	CB Richard Ellis Group, Inc. - Class A (b)	231,260

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Financial—continued
Residential REIT's (0.2%)
4,541	Apartment Investment & Management Co. - Class A	$117,339
3,359	AvalonBay Communities, Inc.	378,056
11,054	Equity Residential	574,255
		1,069,650
Retail REIT's (0.3%)
15,775	Kimco Realty Corp.	284,581
11,382	Simon Property Group, Inc.	1,132,395
		1,416,976
Specialized REIT's (0.6%)
14,163	HCP, Inc.	521,057
5,642	Health Care REIT, Inc.	268,785
25,878	Host Hotels & Resorts, Inc.	462,440
6,280	Plum Creek Timber Co., Inc.	235,186
5,499	Public Storage	557,708
6,105	Ventas, Inc.	320,390
20,827	Weyerhaeuser Co.	394,249
		2,759,815
Thrifts & Mortgage Finance (0.1%)
20,463	Hudson City Bancorp, Inc.	260,699
14,337	People's United Financial, Inc.	200,861
		461,560
Health Care (10.7%)
Biotechnology (1.3%)
36,715	Amgen, Inc. (b)	2,015,654
9,261	Biogen Idec, Inc. (b)	620,950
18,289	Celgene Corp. (b)	1,081,611
2,943	Cephalon, Inc. (b)	181,642
10,077	Genzyme Corp. (b)	717,482
31,549	Gilead Sciences, Inc. (b)	1,143,336
		5,760,675
Health Care Equipment & Supplies (1.5%)
22,645	Baxter International, Inc.	1,146,290
8,936	Becton Dickinson and Co.	755,271

Shares		Fair Value(a)
Health Care—continued
59,069	Boston Scientific Corp. (b)	$447,152
8,663	CareFusion Corp. (b)	222,639
3,603	CR Bard, Inc.	330,647
5,522	DENTSPLY International, Inc.	188,687
1,545	Intuitive Surgical, Inc. (b)	398,224
41,964	Medtronic, Inc.	1,556,445
13,322	St Jude Medical, Inc. (b)	569,515
13,272	Stryker Corp.	712,706
4,624	Varian Medical Systems, Inc. (b)	320,351
7,673	Zimmer Holdings, Inc. (b)	411,887
		7,059,814
Health Care Providers & Services (1.9%)
15,548	Aetna, Inc.	474,369
10,739	AmerisourceBergen Corp.	366,415
13,560	Cardinal Health, Inc.	519,484
10,528	CIGNA Corp.	385,956
5,767	Coventry Health Care, Inc. (b)	152,249
3,757	DaVita, Inc. (b)	261,074
20,481	Express Scripts, Inc. (b)	1,106,998
6,541	Humana, Inc. (b)	358,054
3,952	Laboratory Corp. of America Holdings (b)	347,460
9,834	McKesson Corp.	692,117
16,492	Medco Health Solutions, Inc. (b)	1,010,465
3,724	Patterson Cos., Inc.	114,066
5,496	Quest Diagnostics, Inc.	296,619
18,867	Tenet Healthcare Corp. (b)	126,220
42,743	UnitedHealth Group, Inc.	1,543,450
15,296	WellPoint, Inc. (b)	869,731
		8,624,727
Health Care Technology (0.1%)
2,750	Cerner Corp. (b)	260,535
Life Sciences Tools & Services (0.5%)
13,460	Agilent Technologies, Inc. (b)	557,648
7,249	Life Technologies Corp. (b)	402,319

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Health Care—continued
4,538	PerkinElmer, Inc.	$117,171
15,446	Thermo Fisher Scientific, Inc. (b)	855,090
3,539	Waters Corp. (b)	275,016
		2,207,244
Pharmaceuticals (5.4%)
60,070	Abbott Laboratories	2,877,954
11,950	Allergan, Inc.	820,607
66,515	Bristol-Myers Squibb Co.	1,761,317
39,433	Eli Lilly & Co.	1,381,732
11,099	Forest Laboratories, Inc. (b)	354,946
6,493	Hospira, Inc. (b)	361,595
106,719	Johnson & Johnson	6,600,570
119,722	Merck & Co., Inc.	4,314,781
16,912	Mylan, Inc. (b)	357,351
311,265	Pfizer, Inc.	5,450,250
4,825	Watson Pharmaceuticals, Inc. (b)	249,211
		24,530,314
Industrials (10.8%)
Aerospace & Defense (2.6%)
14,679	General Dynamics Corp.	1,041,622
4,854	Goodrich Corp.	427,492
30,317	Honeywell International, Inc.	1,611,652
7,135	ITT Corp.	371,805
4,399	L-3 Communications Holdings, Inc.	310,085
11,476	Lockheed Martin Corp.	802,287
11,347	Northrop Grumman Corp.	735,059
5,525	Precision Castparts Corp.	769,135
14,166	Raytheon Co.	656,452
6,095	Rockwell Collins, Inc.	355,095
28,507	The Boeing Co.	1,860,367
35,884	United Technologies Corp.	2,824,788
		11,765,839
Air Freight & Logistics (1.1%)
6,452	CH Robinson Worldwide, Inc.	517,386
8,252	Expeditors International of Washington, Inc.	450,559

Shares		Fair Value(a)
Industrials—continued
12,227	FedEx Corp.	$1,137,233
38,430	United Parcel Service, Inc. - Class B	2,789,250
		4,894,428
Airlines (0.1%)
29,031	Southwest Airlines Co.	376,822
Building Products (0.0%)
13,931	Masco Corp.	176,367
Commercial Services & Supplies (0.5%)
4,196	Avery Dennison Corp.	177,659
4,912	Cintas Corp.	137,340
7,777	Iron Mountain, Inc.	194,503
7,902	Pitney Bowes, Inc.	191,070
11,945	Republic Services, Inc.	356,678
8,016	RR Donnelley & Sons Co.	140,039
3,372	Stericycle, Inc. (b)	272,862
18,489	Waste Management, Inc.	681,689
		2,151,840
Construction & Engineering (0.2%)
6,948	Fluor Corp.	460,374
4,859	Jacobs Engineering Group, Inc. (b)	222,785
8,342	Quanta Services, Inc. (b)	166,173
		849,332
Electrical Equipment (0.5%)
29,248	Emerson Electric Co.	1,672,108
5,509	Rockwell Automation, Inc.	395,050
3,699	Roper Industries, Inc.	282,715
		2,349,873
Industrial Conglomerates (2.4%)
27,779	3M Co.	2,397,328
414,040	General Electric Co.	7,572,792
10,682	Textron, Inc.	252,522
19,020	Tyco International Ltd. (d)	788,189
		11,010,831
Machinery (2.3%)
24,665	Caterpillar, Inc.	2,310,124
7,687	Cummins, Inc.	845,647
20,838	Danaher Corp.	982,928
16,471	Deere & Co.	1,367,917

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Industrials—continued
7,259	Dover Corp.	$424,289
6,535	Eaton Corp.	663,368
2,169	Flowserve Corp.	258,588
19,272	Illinois Tool Works, Inc.	1,029,125
12,591	Ingersoll-Rand PLC (d)	592,910
14,172	PACCAR, Inc.	813,756
4,476	Pall Corp.	221,920
6,270	Parker Hannifin Corp.	541,101
2,238	Snap-On, Inc.	126,626
		10,178,299
Professional Services (0.1%)
1,939	Dun & Bradstreet Corp.	159,172
4,795	Equifax, Inc.	170,702
5,718	Robert Half International, Inc.	174,971
		504,845
Road & Rail (0.8%)
14,541	CSX Corp.	939,494
14,121	Norfolk Southern Corp.	887,081
2,049	Ryder System, Inc.	107,860
19,164	Union Pacific Corp.	1,775,736
		3,710,171
Trading Companies & Distributors (0.2%)
5,729	Fastenal Co.	343,224
2,255	WW Grainger, Inc.	311,438
		654,662
Information Technology (18.3%)
Communications Equipment (2.2%)
215,390	Cisco Systems, Inc. (b)	4,357,340
3,142	F5 Networks, Inc. (b)	408,963
4,985	Harris Corp.	225,820
8,652	JDS Uniphase Corp. (b)	125,281
20,331	Juniper Networks, Inc. (b)	750,621
91,296	Motorola, Inc. (b)	828,055
62,864	QUALCOMM, Inc.	3,111,139
14,336	Tellabs, Inc.	97,198
		9,904,417
Computers & Peripherals (4.3%)
35,647	Apple, Inc. (b) (c)	11,498,296
65,259	Dell, Inc. (b)	884,260
80,066	EMC Corp. (b)	1,833,511
88,124	Hewlett-Packard Co.	3,710,021

Shares		Fair Value(a)
Information Technology—continued
3,032	Lexmark International, Inc. - Class A (b)	$105,574
14,019	NetApp, Inc. (b)	770,484
4,104	QLogic Corp. (b)	69,850
9,107	SanDisk Corp. (b)	454,075
8,930	Western Digital Corp. (b)	302,727
		19,628,798
Electronic Equipment, Instruments & Components (0.4%)
6,769	Amphenol Corp. - Class A	357,268
60,733	Corning, Inc.	1,173,362
6,105	FLIR Systems, Inc. (b)	181,624
7,617	Jabil Circuit, Inc.	153,025
5,291	Molex, Inc.	120,211
		1,985,490
Internet Software & Services (1.9%)
7,081	Akamai Technologies, Inc. (b)	333,161
44,583	eBay, Inc. (b)	1,240,745
9,693	Google, Inc. - Class A (b)	5,757,351
5,057	Monster Worldwide, Inc. (b)	119,497
6,683	VeriSign, Inc.	218,334
50,653	Yahoo!, Inc. (b)	842,359
		8,511,447
IT Services (3.0%)
19,166	Automatic Data Processing, Inc.	887,003
11,793	Cognizant Technology Solutions Corp. - Class A (b)	864,309
6,003	Computer Sciences Corp.	297,749
10,238	Fidelity National Information Services, Inc.	280,419
5,779	Fiserv, Inc. (b)	338,418
48,278	International Business Machines Corp.	7,085,279
3,764	Mastercard, Inc. - Class A	843,550
12,508	Paychex, Inc.	386,622
11,410	SAIC, Inc. (b)	180,963
6,509	Teradata Corp. (b)	267,911

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Information Technology—continued
25,486	The Western Union Co.	$473,275
6,343	Total System Services, Inc.	97,555
18,937	Visa, Inc. - Class A	1,332,786
		13,335,839
Office Electronics (0.1%)
53,906	Xerox Corp.	620,997
Semiconductors & Semiconductor Equipment (2.5%)
22,254	Advanced Micro Devices, Inc. (b)	182,038
12,107	Altera Corp.	430,767
11,605	Analog Devices, Inc.	437,160
51,919	Applied Materials, Inc.	729,462
17,719	Broadcom Corp. - Class A	771,662
2,132	First Solar, Inc. (b)	277,458
216,759	Intel Corp.	4,558,442
6,492	KLA-Tencor Corp.	250,851
8,759	Linear Technology Corp.	302,974
23,958	LSI Corp. (b)	143,508
8,837	MEMC Electronic Materials, Inc. (b)	99,505
7,252	Microchip Technology, Inc.	248,091
33,293	Micron Technology, Inc. (b)	267,010
9,309	National Semiconductor Corp.	128,092
3,504	Novellus Systems, Inc. (b)	113,249
22,577	NVIDIA Corp. (b)	347,686
7,049	Teradyne, Inc. (b)	98,968
45,627	Texas Instruments, Inc.	1,482,877
10,069	Xilinx, Inc.	291,800
		11,161,600
Software (3.9%)
19,768	Adobe Systems, Inc. (b)	608,459
8,836	Autodesk, Inc. (b)	337,535
6,904	BMC Software, Inc. (b)	325,455
14,911	CA, Inc.	364,425
7,292	Citrix Systems, Inc. (b)	498,846
8,511	Compuware Corp. (b)	99,323
12,895	Electronic Arts, Inc. (b)	211,220
10,863	Intuit, Inc. (b)	535,546
6,013	McAfee, Inc. (b)	278,462
292,570	Microsoft Corp.	8,168,554

Shares		Fair Value(a)
Information Technology—continued
13,662	Novell, Inc. (b)	$80,879
150,421	Oracle Corp.	4,708,177
7,370	Red Hat, Inc. (b)	336,441
4,579	Salesforce.com, Inc. (b)	604,428
30,165	Symantec Corp. (b)	504,962
		17,662,712
Materials (3.7%)
Chemicals (2.1%)
8,304	Air Products & Chemicals, Inc.	755,249
2,944	Airgas, Inc.	183,882
2,811	CF Industries Holdings, Inc.	379,907
2,795	Eastman Chemical Co.	235,004
9,021	Ecolab, Inc.	454,839
35,475	EI du Pont de Nemours & Co.	1,769,493
2,810	FMC Corp.	224,491
3,077	International Flavors & Fragrances, Inc.	171,050
20,844	Monsanto Co.	1,451,576
6,335	PPG Industries, Inc.	532,583
11,906	Praxair, Inc.	1,136,666
4,697	Sigma-Aldrich Corp.	312,632
45,105	The Dow Chemical Co.	1,539,885
3,470	The Sherwin-Williams Co.	290,612
		9,437,869
Construction Materials (0.1%)
4,967	Vulcan Materials Co.	220,336
Containers & Packaging (0.2%)
3,432	Ball Corp.	233,548
4,154	Bemis Co., Inc.	135,670
6,359	Owens-Illinois, Inc. (b)	195,221
6,205	Sealed Air Corp.	157,917
		722,356
Metals & Mining (1.2%)
4,205	AK Steel Holding Corp.	68,836
39,693	Alcoa, Inc.	610,875
3,850	Allegheny Technologies, Inc.	212,443
5,255	Cliffs Natural Resources, Inc.	409,943
18,299	Freeport-McMoRan Copper & Gold, Inc.	2,197,527
19,161	Newmont Mining Corp.	1,177,060
12,269	Nucor Corp.	537,628

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Materials—continued
3,462	Titanium Metals Corp. (b)	$59,477
5,576	United States Steel Corp.	325,750
		5,599,539
Paper & Forest Products (0.1%)
16,999	International Paper Co.	463,053
6,538	MeadWestvaco Corp.	171,034
		634,087
Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.8%)
229,661	AT&T, Inc.	6,747,440
11,784	CenturyLink, Inc.	544,067
38,621	Frontier Communications Corp.	375,782
67,721	Qwest Communications International, Inc.	515,357
109,848	Verizon Communications, Inc.	3,930,362
18,796	Windstream Corp.	262,016
		12,375,024
Wireless Telecommunication Services (0.3%)
15,508	American Tower Corp. - Class A (b)	800,833
10,191	MetroPCS Communications, Inc. (b)	128,713
116,075	Sprint Nextel Corp. (b)	490,997
		1,420,543
Utilities (3.2%)
Electric Utilities (1.7%)
6,603	Allegheny Energy, Inc.	160,057
18,663	American Electric Power Co., Inc.	671,495
51,471	Duke Energy Corp.	916,698
12,661	Edison International	488,715
7,030	Entergy Corp.	497,935
25,702	Exelon Corp.	1,070,231
11,846	FirstEnergy Corp.	438,539
16,160	NextEra Energy, Inc.	840,158
6,851	Northeast Utilities	218,410
8,724	Pepco Holdings, Inc.	159,213

Shares		Fair Value(a)
Utilities—continued
4,223	Pinnacle West Capital Corp.	$175,043
18,780	PPL Corp.	494,289
11,383	Progress Energy, Inc.	494,933
32,590	Southern Co.	1,245,916
		7,871,632
Gas Utilities (0.1%)
1,743	Nicor, Inc.	87,011
4,101	Oneok, Inc.	227,482
		314,493
Independent Power Producers & Energy Traders (0.2%)
7,764	Constellation Energy Group, Inc.	237,811
9,606	NRG Energy, Inc. (b)	187,701
25,725	The AES Corp. (b)	313,331
		738,843
Multi-Utilities (1.2%)
9,319	Ameren Corp.	262,703
16,444	CenterPoint Energy, Inc.	258,500
9,504	CMS Energy Corp.	176,774
11,290	Consolidated Edison, Inc.	559,645
22,558	Dominion Resources, Inc.	963,678
6,572	DTE Energy Co.	297,843
3,006	Integrys Energy Group, Inc.	145,821
10,814	NiSource, Inc.	190,543
15,236	PG&E Corp.	728,890
19,660	Public Service Enterprise Group, Inc.	625,385
4,356	SCANA Corp.	176,854
9,329	Sempra Energy	489,586
8,344	TECO Energy, Inc.	148,523
4,522	Wisconsin Energy Corp.	266,165
17,879	Xcel Energy, Inc.	421,050
		5,711,960
Total common stocks (cost: $214,475,958)		444,157,784

See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Short-Term Securities (1.7%)
Investment Companies (1.7%)
1,400,000	JPMorgan U.S. Government Money Market Fund, current rate 0.000%	$1,400,000
6,568,904	Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	6,568,904
	Total short-term securities (cost: $7,968,904)	7,968,904
	Total investments in securities (cost: $222,444,862) (e)	$452,126,688
	Cash and other assets in excess of liabilities (0.1%)	237,735
	Total net assets (100.0%)	$452,364,423

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2010, securities with an aggregate market value of $11,379,475 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Future	March 2011	123	Long	$148,739	$—
		123		$148,739	$—

(d)  The Portfolio held 0.6% of net assets in foreign securities at December 31, 2010.

(e)  At December 31, 2010 the cost of securities for federal income tax purposes was $226,701,154. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$240,017,611
Gross unrealized depreciation	(14,592,077)
Net unrealized appreciation	$225,425,534

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities

December 31, 2010

(Percentages of each investment category relate to total net assets)

Principal(b)		Coupon	Maturity	Fair Value(a)
Long-Term Debt Securities (85.0%)
Argentina (1.3%)
Government (1.3%)
6,030,000	Argentina Bonos (USD) (c)	0.677%	08/03/12	$1,432,223
Australia (9.9%)
Government (9.9%)
2,500,000	Australia Government Bond (AUD)	5.750%	04/15/12	2,587,713
1,440,000	New South Wales Treasury Corp. (AUD)	5.500%	03/01/17	1,452,551
305,000	New South Wales Treasury Corp. (AUD)	6.000%	05/01/12	315,791
520,000	New South Wales Treasury Corp. (AUD)	6.000%	05/01/12	538,346
1,720,000	Queensland Treasury Corp. (AUD)	6.000%	06/14/11	1,771,373
1,325,000	Queensland Treasury Corp. (AUD)	6.000%	08/14/13	1,379,597
585,000	Queensland Treasury Corp. (AUD)	6.000%	09/14/17	605,183
90,000	Queensland Treasury Corp. - 144A Issue (NZD) (d)	7.125%	09/18/17	75,105
2,345,000	Western Australia Treasury Corp. (AUD)	5.500%	07/17/12	2,411,771
				11,137,430
Brazil (6.4%)
Government (6.4%)
2,125,000	Brazil Notas do Tesouro Nacional Serie B (BRL)	6.000%	05/15/15	2,518,036
2,000,000	Brazil Notas do Tesouro Nacional Serie B (BRL)	6.000%	05/15/45	2,564,319
495,000	Brazil Notas do Tesouro Nacional Serie F (BRL)	10.000%	01/01/12	292,755
3,300,000	Brazil Notas do Tesouro Nacional Serie F (BRL)	10.000%	01/01/17	1,821,760
				7,196,870
Canada (0.1%)
Government (0.1%)
145,000	Province of Manitoba Canada (NZD)	6.375%	09/01/15	118,304
France (1.1%)
Government (1.1%)
830,000	France Government Bond OAT (EUR)	4.250%	10/25/17	1,212,812
Germany (0.9%)
Financial (0.9%)
11,220,000	Landwirtschaftliche Rentenbank (MXN)	8.500%	02/22/16	978,316
Hungary (1.6%)
Government (1.6%)
30,000	Hungary Government International Bond (EUR)	3.500%	07/18/16	34,411
150,000	Hungary Government International Bond (EUR)	3.875%	02/24/20	160,181
175,000	Hungary Government International Bond (EUR)	4.375%	07/04/17	205,989

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Hungary—continued
530,000	Hungary Government International Bond (EUR)	5.750%	06/11/18	$660,212
735,000	Hungary Government International Bond (USD)	6.250%	01/29/20	711,154
				1,771,947
Indonesia (6.6%)
Government (6.6%)
18,680,000,000	Indonesia Treasury Bond (IDR)	9.500%	07/15/23	2,223,766
1,959,000,000	Indonesia Treasury Bond (IDR)	10.000%	09/15/24	238,579
2,155,000,000	Indonesia Treasury Bond (IDR)	10.250%	07/15/22	274,481
17,010,000,000	Indonesia Treasury Bond (IDR)	10.250%	07/15/27	2,049,272
6,128,000,000	Indonesia Treasury Bond (IDR)	11.000%	11/15/20	826,696
8,576,000,000	Indonesia Treasury Bond (IDR)	12.800%	06/15/21	1,277,494
3,361,000,000	Indonesia Treasury Bond (IDR)	12.900%	06/15/22	501,291
				7,391,579
Israel (1.2%)
Government (1.2%)
4,440,000	Israel Government Bond - Shahar (ILS)	7.000%	04/29/11	1,331,436
Lithuania (2.0%)
Government (2.0%)
1,130,000	Republic of Lithuania - 144A Issue (USD) (d)	6.750%	01/15/15	1,220,491
900,000	Republic of Lithuania - 144A Issue (USD) (d)	7.375%	02/11/20	994,173
				2,214,664
Malaysia (3.9%)
Government (3.9%)
13,550,000	Malaysia Government Bond (MYR)	3.756%	04/28/11	4,412,870
Mexico (9.6%)
Government (9.6%)
5,000,000	Mexican Bonos (MXN)	7.750%	12/14/17	430,842
7,150,000	Mexican Bonos (MXN)	8.000%	12/19/13	615,987
26,500,000	Mexican Bonos (MXN)	8.000%	12/17/15	2,295,062
2,400,000	Mexican Bonos (MXN)	9.000%	12/20/12	208,497
3,520,000	Mexican Bonos (MXN)	9.000%	06/20/13	308,507
54,800,000	Mexican Bonos (MXN)	10.000%	12/05/24	5,538,648
13,140,000	Mexican Bonos (MXN)	10.000%	11/20/36	1,319,859
				10,717,402
Netherlands (1.6%)
Government (1.6%)
1,180,000	Netherlands Government Bond (EUR)	4.500%	07/15/17	1,762,625
Norway (3.6%)
Government (3.6%)
22,970,000	Norway Government Bond (NOK)	6.000%	05/16/11	4,004,486

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Philippines (0.1%)
Government (0.1%)
3,950,000	Philippine Government Bond (PHP)	5.750%	02/21/12	$93,168
2,450,000	Philippine Government Bond (PHP)	8.750%	03/03/13	61,744
				154,912
Poland (6.6%)
Government (6.6%)
395,000	Poland Government Bond (PLN) (e)	4.617%	01/25/13	121,869
435,000	Poland Government Bond (PLN) (e)	4.647%	10/25/12	135,997
6,500,000	Poland Government Bond (PLN)	4.750%	04/25/12	2,207,851
1,740,000	Poland Government Bond (PLN)	5.750%	04/25/14	600,515
5,900,000	Poland Government Bond (PLN)	5.750%	09/23/22	1,941,453
1,440,000	Poland Government Bond (PLN)	6.250%	10/24/15	504,964
1,700,000	Poland Government International Bond (USD)	6.375%	07/15/19	1,904,357
				7,417,006
Russia (3.3%)
Government (3.3%)
3,186,200	Russian Foreign Bond - 144A Issue (USD) (d)	7.500%	03/31/30	3,680,061
South Africa (2.1%)
Government (2.1%)
560,000	South Africa Government International Bond (USD)	5.500%	03/09/20	595,700
1,475,000	South Africa Government International Bond (USD)	6.875%	05/27/19	1,727,594
				2,323,294
South Korea (11.4%)
Government (11.4%)
1,192,000,000	Korea Treasury Bond (KRW)	3.750%	06/10/13	1,058,469
2,580,800,000	Korea Treasury Bond (KRW)	4.000%	06/10/12	2,300,985
125,000,000	Korea Treasury Bond (KRW)	4.250%	12/10/12	111,926
2,230,000,000	Korea Treasury Bond (KRW)	4.750%	12/10/11	1,997,676
4,180,000,000	Korea Treasury Bond (KRW)	5.250%	09/10/12	3,801,653
272,670,000	Korea Treasury Bond (KRW)	5.250%	03/10/13	249,468
1,376,610,000	Korea Treasury Bond (KRW)	5.500%	06/10/11	1,227,287
1,760,000	Republic of Korea (USD)	7.125%	04/16/19	2,095,996
				12,843,460
Sri Lanka (1.8%)
Government (1.8%)
140,000	Sri Lanka Government Bonds (LKR) (f)	7.000%	03/01/14	1,220
82,800,000	Sri Lanka Government Bonds (LKR) (f)	11.000%	08/01/15	799,842
120,750,000	Sri Lanka Government Bonds (LKR) (f)	11.000%	09/01/15	1,166,022
4,370,000	Sri Lanka Government Bonds (LKR) (f)	12.000%	07/15/11	40,321
				2,007,405

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Supra-National (0.7%)
Government (0.7%)
640,000	Corp. Andina de Fomento (USD)	8.125%	06/04/19	$753,651
Sweden (3.6%)
Government (3.6%)
26,880,000	Sweden Government Bond (SEK)	5.250%	03/15/11	4,027,892
United Arab Emirates (1.6%)
Government (1.6%)
760,000	Emirate of Abu Dhabi - 144A Issue (USD) (d)	6.750%	04/08/19	881,742
770,000	Qatar Government International Bond - 144A Issue (USD) (d)	6.550%	04/09/19	881,650
				1,763,392
United States (2.5%)
Government (2.5%)
15,000	Alabama State University (USD)	5.000%	09/01/29	15,167
50,000	City of Philadelphia (USD)	5.000%	08/01/24	50,659
50,000	County of Bexar (USD)	5.250%	08/15/47	51,322
75,000	Illinois Municipal Electric Agency (USD)	5.000%	02/01/35	72,550
100,000	North Carolina Eastern Municipal Power Agency (USD)	5.250%	01/01/19	110,701
85,000	State of California (USD)	5.000%	04/01/38	76,272
200,000	State of California (USD)	5.125%	04/01/33	184,006
1,550,000	State of California (USD)	6.000%	04/01/38	1,580,070
275,000	State of California (USD)	7.625%	03/01/40	286,938
230,000	State of California (USD)	7.500%	04/01/34	237,992
120,000	Tarrant County Cultural Education Facilities Finance Corp. (USD)	6.250%	07/01/28	127,990
				2,793,667
Venezuela (0.7%)
Energy (0.0%)
25,000	Petroleos de Venezuela SA (USD) (e)	13.962%	07/10/11	23,875
Government (0.7%)
35,000	Venezuela Government International Bond (USD)	1.288%	04/20/11	33,950
780,000	Venezuela Government International Bond (USD)	10.750%	09/19/13	750,750
				784,700
Vietnam (0.8%)
Government (0.8%)
880,000	Socialist Republic of Vietnam - 144A Issue (USD) (d)	6.750%	01/29/20	893,200
	Total long-term debt securities (cost: $85,964,055)			95,149,479

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Principal(b)		Coupon	Maturity	Fair Value(a)
Short-Term Securities (11.9%)
Egypt (5.0%)
250,000	Egypt Treasury Bills (EGP) (e)	9.485%	03/22/11	$42,191
2,100,000	Egypt Treasury Bills (EGP) (e) (f)	9.676%	01/04/11	361,473
1,000,000	Egypt Treasury Bills (EGP) (e)	9.728%	04/12/11	167,800
325,000	Egypt Treasury Bills (EGP) (e)	9.766%	04/05/11	54,644
100,000	Egypt Treasury Bills (EGP) (e)	9.799%	03/08/11	16,930
375,000	Egypt Treasury Bills (EGP) (e)	9.861%	03/29/11	63,150
475,000	Egypt Treasury Bills (EGP) (e)	9.951%	05/03/11	79,252
3,525,000	Egypt Treasury Bills (EGP) (e)	9.984%	02/08/11	601,089
400,000	Egypt Treasury Bills (EGP) (e)	10.081%	06/07/11	66,091
22,200,000	Egypt Treasury Bills (EGP) (e)	10.094%	08/09/11	3,607,554
500,000	Egypt Treasury Bills (EGP) (e)	10.100%	05/31/11	82,798
250,000	Egypt Treasury Bills (EGP) (e)	10.132%	07/12/11	40,913
1,500,000	Egypt Treasury Bills (EGP) (e)	10.331%	11/08/11	237,851
225,000	Egypt Treasury Bills (EGP) (e)	10.400%	09/20/11	36,129
1,000,000	Egypt Treasury Bills (EGP) (e)	10.460%	12/06/11	157,036
				5,614,901
Israel (1.2%)
2,457,000	Israel Treasury Bill - Makam (ILS) (e) (f)	2.093%	07/06/11	686,409
110,000	Israel Treasury Bill - Makam (ILS) (e)	2.139%	06/01/11	30,789
962,000	Israel Treasury Bill - Makam (ILS) (e) (f)	2.176%	08/03/11	268,187
40,000	Israel Treasury Bill - Makam (ILS) (e) (f)	2.205%	09/07/11	11,128
1,195,000	Israel Treasury Bill - Makam (ILS) (e) (f)	2.300%	10/05/11	331,622
				1,328,135
Malaysia (0.7%)
1,830,000	Bank Negara Malaysia Monetary Notes (MYR) (e) (f)	2.750%	12/15/11	578,168
310,000	Bank Negara Malaysia Monetary Notes (MYR) (e) (f)	2.792%	08/25/11	98,754
250,000	Bank Negara Malaysia Monetary Notes (MYR) (e) (f)	2.813%	10/13/11	79,336
				756,258
Philippines (0.1%)
870,000	Philippine Treasury Bills (PHP) (e) (f)	1.913%	11/29/11	19,519
1,260,000	Philippine Treasury Bills (PHP) (e) (f)	1.933%	11/16/11	28,284
				47,803
Sri Lanka (0.0%)
140,000	Sri Lanka Treasury Bills (LKR) (e) (f)	8.959%	07/08/11	1,207
United States (2.8%)
395,000	Federal Farm Credit Discount Notes	0.010%	01/03/11	395,000
2,785,000	Federal Home Loan Bank (FHLB)	0.001%	01/03/11	2,785,000
				3,180,000

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
United States (2.1%)
2,394,215	Dreyfus Treasury Cash Management Fund, current rate 0.000%	$2,394,215
	Total short-term securities (cost: $13,401,286)	13,322,519
	Total investments in securities (cost: $99,365,341) (g)	$108,471,998
	Cash and other assets in excess of liabilities (3.2%)	3,506,010
	Total net assets (100.0%)	$111,978,008

Forward Foreign Currency Contracts

On December 31, 2010, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
01/04/11	3,051,690	EUR	31,461,400	SEK	$585,774	$–	Deutsche Bank AG
01/07/11	2,011,306	USD	7,507,400	ILS	108,446	–	Deutsche Bank AG
01/07/11	301,972	USD	1,023,987	MYR	30,043	–	Deutsche Bank AG
01/07/11	9,950,000	JPY	109,215	USD	–	13,468	UBS AG
01/07/11	9,980,000	JPY	109,524	USD	–	13,529	Citibank NA
01/07/11	19,970,000	JPY	219,180	USD	–	27,050	Barclays Bank PLC
01/11/11	10,020,000	JPY	109,624	USD	–	13,927	Deutsche Bank AG
01/11/11	10,030,000	JPY	109,617	USD	–	14,057	HSBC Bank USA NA
01/11/11	482,000	EUR	688,927	USD	42,309	–	Deutsche Bank AG
01/11/11	2,481,000	EUR	3,547,458	USD	219,115	–	UBS AG
01/13/11	203,608	USD	9,493,000	PHP	13,150	–	JPMorgan Chase (Singapore)
01/13/11	175,205	USD	8,112,000	PHP	10,019	–	JPMorgan Chase (Singapore)
01/13/11	86,388	USD	4,030,000	PHP	5,631	–	JPMorgan Chase (Singapore)
01/13/11	141,863	EUR	205,351	USD	15,038	–	JPMorgan Chase (Singapore)
01/13/11	204,914	EUR	296,628	USD	21,731	–	Citibank NA
01/13/11	204,914	EUR	297,367	USD	22,469	–	UBS AG
01/13/11	25,660,000	JPY	279,777	USD	–	36,631	HSBC Bank USA NA
01/13/11	267,964	EUR	388,864	USD	29,383	–	UBS AG
01/14/11	74,193	USD	3,470,000	PHP	5,042	–	HSBC Bank USA NA
01/14/11	20,250,000	JPY	223,744	USD	–	25,957	UBS AG
01/14/11	25,460,000	JPY	279,699	USD	–	34,246	Barclays Bank PLC
01/14/11	252,202	EUR	365,945	USD	27,610	–	Barclays Bank PLC
01/18/11	144,170	USD	6,730,000	PHP	9,527	–	HSBC Bank USA NA
01/18/11	82,449	USD	3,838,000	PHP	5,202	–	Deutsche Bank AG
01/18/11	459,600	EUR	664,844	USD	48,283	–	Deutsche Bank AG
01/19/11	205,665	USD	9,585,000	PHP	13,242	–	JPMorgan Chase (Singapore)
01/19/11	51,402	USD	2,402,000	PHP	3,456	–	Deutsche Bank AG
01/19/11	204,914	EUR	293,918	USD	19,024	–	Barclays Bank PLC
01/25/11	362,540	EUR	510,094	USD	23,748	–	UBS AG

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
01/26/11	32,469,093	JPY	713,000	BRL	$27,010	$–	Deutsche Bank AG
01/26/11	203,203	USD	8,856,000	PHP	–	894	HSBC Bank PLC
01/26/11	15,050,000	JPY	168,025	USD	–	17,579	Deutsche Bank AG
01/26/11	52,800,000	JPY	587,960	USD	–	63,195	UBS AG
01/26/11	60,350,000	JPY	671,957	USD	–	72,308	Barclays Bank PLC
01/27/11	340,740	USD	171,290,000	CLP	24,666	–	Deutsche Bank AG
01/27/11	12,152,944	JPY	266,000	BRL	9,551	–	HSBC Bank USA NA
01/27/11	310,400	EUR	438,207	USD	21,808	–	Citibank NA
01/27/11	51,897,000	JPY	577,834	USD	–	62,192	HSBC Bank USA NA
01/28/11	1,912,597	USD	2,522,849	NZD	54,763	–	Deutsche Bank AG
01/28/11	778,324	USD	394,260,000	CLP	62,671	–	Deutsche Bank AG
01/28/11	102,074	USD	51,930,000	CLP	8,698	–	JPMorgan Chase Bank NA
01/28/11	526,469	NZD	360,036	USD	–	50,513	UBS AG
01/28/11	2,522,849	NZD	1,736,351	USD	–	231,010	Deutsche Bank AG
01/31/11	5,252,694	USD	6,142,500,000	KRW	161,382	–	JPMorgan Chase (Singapore)
01/31/11	299,277	USD	155,160,000	CLP	31,620	–	Deutsche Bank AG
01/31/11	159,491	USD	82,680,000	CLP	16,834	–	Deutsche Bank AG
01/31/11	300,000	EUR	420,435	USD	17,991	–	Deutsche Bank AG
01/31/11	302,000	EUR	422,891	USD	17,763	–	UBS AG
02/01/11	1,181,538	USD	7,846,000	CNY	8,770	–	Deutsche Bank AG
02/03/11	181,704	USD	8,700,000	PHP	17,100	–	Deutsche Bank AG
02/03/11	64,772	USD	3,100,000	PHP	6,066	–	HSBC Bank USA NA
02/04/11	52,578	USD	2,500,000	PHP	4,551	–	HSBC Bank USA NA
02/04/11	52,632	USD	2,500,000	PHP	4,498	–	Banc of America NA
02/04/11	2,413,426	NZD	1,655,127	USD	–	225,843	Deutsche Bank AG
02/07/11	71,882	USD	3,400,000	PHP	5,815	–	JPMorgan Chase (Singapore)
02/07/11	65,470	USD	3,100,000	PHP	5,371	–	Banc of America NA
02/08/11	479,798	EUR	3,998,300	NOK	43,115	–	UBS AG
02/08/11	488,000	USD	585,982	AUD	110,113	–	Morgan Stanley and Co., Inc.
02/08/11	488,000	USD	585,820	AUD	109,948	–	UBS AG
02/08/11	341,000	EUR	468,142	USD	10,709	–	UBS AG
02/08/11	454,000	EUR	623,045	USD	14,028	–	Citibank NA
02/09/11	959,535	EUR	7,984,000	NOK	84,084	–	Deutsche Bank AG
02/09/11	671,711	EUR	5,588,300	NOK	58,724	–	UBS AG
02/09/11	13,766,418	JPY	186,000	AUD	20,027	–	Citibank NA
02/09/11	13,732,380	JPY	186,000	AUD	20,447	–	Barclays Bank PLC
02/09/11	13,794,504	JPY	186,000	AUD	19,681	–	Deutsche Bank AG
02/09/11	78,723	EUR	328,000	PLN	5,171	–	Deutsche Bank AG
02/09/11	158,000	EUR	216,081	USD	4,133	–	HSBC Bank USA NA
02/09/11	211,000	EUR	287,946	USD	4,903	–	Barclays Bank PLC
02/10/11	23,247,065	JPY	309,000,000	KRW	–	14,303	HSBC Bank USA NA
02/10/11	78,285	EUR	328,000	PLN	5,752	–	Barclays Bank PLC
02/10/11	96,417	USD	51,800,000	CLP	13,969	–	Deutsche Bank AG
02/10/11	96,417	USD	51,800,000	CLP	13,969	–	Merrill Lynch International Bank
02/10/11	52,000	EUR	71,100	USD	1,345	–	Deutsche Bank AG
02/10/11	14,652,000	JPY	164,698	USD	–	16,027	Morgan Stanley and Co., Inc.
02/10/11	178,000	EUR	243,237	USD	4,462	–	Barclays Bank PLC

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
02/11/11	151,904	USD	81,360,000	CLP	$21,460	$–	Deutsche Bank AG
02/11/11	96,406	USD	51,700,000	CLP	13,758	–	Barclays Bank PLC
02/11/11	160,000	EUR	220,019	USD	5,391	–	UBS AG
02/14/11	1,052,181	USD	1,228,000,000	KRW	30,830	–	HSBC Bank USA NA
02/14/11	558,206	USD	1,927,206	MYR	65,072	–	Deutsche Bank AG
02/14/11	78,977	EUR	328,000	PLN	4,798	–	Deutsche Bank AG
02/14/11	96,324	USD	51,100,000	CLP	12,537	–	Deutsche Bank AG
02/14/11	8,030,303	JPY	106,000,000	KRW	–	5,569	JPMorgan Chase (Singapore)
02/14/11	6,989,819	JPY	92,000,000	KRW	–	5,082	Deutsche Bank AG
02/14/11	60,964	NZD	41,023	USD	–	6,453	HSBC Bank USA NA
02/16/11	192,835	USD	102,000,000	CLP	24,427	–	Morgan Stanley and Co., Inc.
02/16/11	4,746,229	JPY	62,000,000	KRW	–	3,859	JPMorgan Chase (Singapore)
02/16/11	206,000	EUR	280,139	USD	3,811	–	UBS AG
02/16/11	206,000	EUR	280,284	USD	3,956	–	JPMorgan Chase (Singapore)
02/17/11	140,980	USD	485,000	MYR	15,847	–	HSBC Bank USA NA
02/18/11	92,176	USD	48,300,000	CLP	10,689	–	JPMorgan Chase Bank NA
02/18/11	45,889	USD	24,000,000	CLP	5,224	–	Deutsche Bank AG
02/18/11	210,000	EUR	288,527	USD	6,836	–	Deutsche Bank AG
02/18/11	210,000	EUR	288,500	USD	6,809	–	UBS AG
02/22/11	276,522	USD	145,600,000	CLP	33,468	–	Morgan Stanley and Co., Inc.
02/22/11	204,586	USD	106,800,000	CLP	22,797	–	Morgan Stanley and Co., Inc.
02/22/11	192,020	USD	100,820,000	CLP	22,631	–	Deutsche Bank AG
02/22/11	156,743	USD	82,000,000	CLP	17,839	–	JPMorgan Chase Bank NA
02/22/11	92,258	USD	48,200,000	CLP	10,363	–	Deutsche Bank AG
02/22/11	19,700,000	JPY	218,938	USD	–	24,084	JPMorgan Chase (Singapore)
02/22/11	19,720,000	JPY	219,323	USD	–	23,945	HSBC Bank PLC
02/23/11	92,141	USD	48,600,000	CLP	11,323	–	Merrill Lynch International Bank
02/24/11	92,228	USD	48,300,000	CLP	10,589	–	Morgan Stanley and Co., Inc.
02/25/11	334,967	USD	175,690,000	CLP	39,001	–	Citibank NA
02/25/11	197,280	USD	103,150,000	CLP	22,281	–	Morgan Stanley and Co., Inc.
02/25/11	138,294	USD	72,300,000	CLP	15,601	–	Deutsche Bank AG
02/28/11	191,853	USD	100,320,000	CLP	21,636	–	Deutsche Bank AG
02/28/11	56,084	USD	29,500,000	CLP	6,695	–	JPMorgan Chase Bank NA
03/01/11	311,606	USD	162,970,000	CLP	35,181	–	Deutsche Bank AG
03/01/11	189,704	USD	99,500,000	CLP	22,023	–	Morgan Stanley and Co., Inc.
03/01/11	49,781	USD	26,100,000	CLP	5,758	–	Merrill Lynch International Bank
03/01/11	20,800,000	JPY	232,798	USD	–	23,813	JPMorgan Chase (Singapore)

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
03/01/11	20,800,000	JPY	232,931	USD	$–	$23,680	HSBC Bank PLC
03/01/11	23,200,000	JPY	260,797	USD	–	25,422	UBS AG
03/02/11	47,464	USD	24,800,000	CLP	5,304	–	Deutsche Bank AG
03/04/11	195,258	USD	102,120,000	CLP	21,995	–	Deutsche Bank AG
03/07/11	294,000	EUR	402,268	USD	7,932	–	Banc of America NA
03/07/11	390,000	EUR	534,206	USD	11,107	–	UBS AG
03/08/11	104,000	EUR	142,313	USD	2,820	–	HSBC Bank PLC
03/10/11	396,751	USD	200,260,000	CLP	29,114	–	Deutsche Bank AG
03/15/11	387,404	USD	199,920,000	CLP	37,591	–	Deutsche Bank AG
03/15/11	85,176	USD	44,100,000	CLP	8,573	–	Morgan Stanley and Co., Inc.
03/18/11	12,600,000	JPY	139,842	USD	–	15,636	Morgan Stanley and Co., Inc.
03/18/11	17,050,000	JPY	189,590	USD	–	20,798	UBS AG
03/18/11	21,026,000	JPY	233,445	USD	–	26,004	Citibank NA
03/21/11	94,362	USD	48,700,000	CLP	9,124	–	JPMorgan Chase Bank NA
03/22/11	13,332,130	JPY	148,159	USD	–	16,359	Banc of America NA
03/29/11	815,000	USD	3,060,244	ILS	48,279	–	Morgan Stanley and Co., Inc.
03/31/11	183,188	USD	96,320,000	CLP	21,348	–	Deutsche Bank AG
04/04/11	194,914	USD	102,330,000	CLP	22,324	–	Deutsche Bank AG
04/07/11	301,000	EUR	406,621	USD	2,957	–	UBS AG
04/07/11	502,000	EUR	678,368	USD	5,148	–	Deutsche Bank AG
04/07/11	602,000	EUR	813,561	USD	6,234	–	HSBC Bank PLC
04/11/11	224,810	USD	10,203,000	INR	–	717	Deutsche Bank AG
04/12/11	482,045	USD	21,880,000	INR	–	1,567	Deutsche Bank AG
04/13/11	324,702	USD	14,696,000	INR	–	2,038	JPMorgan Chase (Singapore)
04/13/11	244,000	EUR	328,692	USD	1,483	–	UBS AG
04/14/11	381,000	EUR	520,118	USD	9,192	–	HSBC Bank PLC
04/15/11	318,736	USD	14,426,000	INR	–	2,110	JPMorgan Chase (Singapore)
04/19/11	158,548	USD	7,206,000	INR	–	498	JPMorgan Chase (Singapore)
04/19/11	123,501	USD	402,984	MYR	6,328	–	JPMorgan Chase (Singapore)
04/19/11	111,410	USD	5,058,000	INR	–	472	Deutsche Bank AG
04/20/11	12,300,000	JPY	134,201	USD	–	17,638	Citibank NA
04/20/11	12,300,000	JPY	134,130	USD	–	17,709	UBS AG
04/22/11	355,658	USD	1,155,000	MYR	16,382	–	JPMorgan Chase (Singapore)
04/25/11	300,251	USD	157,710,000	CLP	33,906	–	Morgan Stanley and Co., Inc.
04/26/11	226,253	USD	10,247,000	INR	–	1,776	Deutsche Bank AG
04/27/11	89,906	USD	47,223,000	CLP	10,132	–	JPMorgan Chase Bank NA
04/27/11	32,259	USD	1,462,000	INR	–	238	JPMorgan Chase (Singapore)
04/28/11	145,822	USD	76,119,000	CLP	15,415	–	Citibank NA
04/28/11	160,040	USD	7,253,000	INR	–	1,206	JPMorgan Chase (Singapore)

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
04/29/11	160,265	USD	7,260,000	INR	$–	$1,305	JPMorgan Chase (Singapore)
05/10/11	97,928	USD	52,000,000	CLP	12,098	–	Deutsche Bank AG
05/10/11	19,620,000	JPY	219,635	USD	–	22,634	Deutsche Bank AG
05/10/11	29,331,000	JPY	329,451	USD	–	32,730	UBS AG
05/10/11	29,346,000	JPY	329,458	USD	–	32,909	Citibank NA
05/24/11	291,452	EUR	1,238,000	PLN	24,526	–	Morgan Stanley and Co., Inc.
06/01/11	292,172	USD	13,884,000	INR	10,101	–	Deutsche Bank AG
06/03/11	281,995	USD	13,595,000	INR	13,884	–	HSBC Bank PLC
06/03/11	42,695	USD	2,037,000	INR	1,637	–	HSBC Bank PLC
06/03/11	8,636	USD	412,000	INR	331	–	HSBC Bank PLC
06/07/11	242,301	EUR	1,011,000	PLN	13,987	–	Deutsche Bank AG
06/07/11	229,119	EUR	956,000	PLN	13,226	–	Deutsche Bank AG
06/07/11	140,629	USD	6,798,000	INR	7,220	–	Deutsche Bank AG
06/07/11	92,086	EUR	384,000	PLN	5,238	–	Citibank NA
06/07/11	70,935	USD	3,429,000	INR	3,642	–	Deutsche Bank AG
06/08/11	57,317	USD	2,730,000	INR	2,048	–	HSBC Bank PLC
06/10/11	57,603	USD	2,769,000	INR	2,588	–	Deutsche Bank AG
06/13/11	143,357	USD	6,890,000	INR	6,339	–	HSBC Bank PLC
06/16/11	145,374	USD	6,930,000	INR	5,113	–	Deutsche Bank AG
06/20/11	132,598	USD	6,313,000	INR	4,397	–	Deutsche Bank AG
06/22/11	119,295	USD	5,688,000	INR	4,095	–	JPMorgan Chase (Singapore)
06/24/11	182,390	USD	8,607,000	INR	4,259	–	Deutsche Bank AG
06/27/11	121,659	USD	5,780,000	INR	3,621	–	HSBC Bank PLC
06/29/11	390,493	EUR	3,754,000	SEK	31,222	–	UBS AG
06/29/11	284,210	EUR	2,726,000	SEK	21,800	–	UBS AG
07/11/11	117,814	USD	5,714,000	INR	5,765	–	Deutsche Bank AG
07/12/11	316,032	USD	1,023,565	MYR	12,113	–	Deutsche Bank AG
07/12/11	117,845	USD	5,719,000	INR	5,826	–	JPMorgan Chase (Singapore)
07/12/11	71,543	USD	3,472,000	INR	3,537	–	JPMorgan Chase (Singapore)
07/12/11	59,710	USD	2,887,000	INR	2,720	–	Deutsche Bank AG
07/13/11	358,633	USD	1,160,000	MYR	13,232	–	Deutsche Bank AG
07/18/11	197,165	EUR	813,000	MYR	–	3,688	Deutsche Bank AG
07/18/11	71,594	USD	232,000	MYR	2,760	–	Deutsche Bank AG
07/18/11	25,378	USD	1,225,000	INR	1,091	–	Citibank NA
07/20/11	218,810	EUR	918,000	MYR	925	–	Deutsche Bank AG
07/20/11	112,550	USD	366,000	MYR	4,737	–	Deutsche Bank AG
07/20/11	25,336	USD	1,225,000	INR	1,126	–	JPMorgan Chase (Singapore)
07/25/11	281,209	EUR	1,180,000	MYR	1,166	–	Deutsche Bank AG
07/25/11	136,818	USD	445,000	MYR	5,748	–	Deutsche Bank AG
07/27/11	4,014,984	USD	13,031,032	MYR	159,351	–	JPMorgan Chase (Singapore)
07/27/11	282,425	EUR	1,180,000	MYR	–	501	JPMorgan Chase (Singapore)
08/12/11	882,715	EUR	3,590,000	PLN	14,717	–	Deutsche Bank AG
08/18/11	23,117,000	JPY	270,627	USD	–	15,273	JPMorgan Chase (Singapore)

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
08/18/11	28,340,000	JPY	333,510	USD	–	16,986	Deutsche Bank AG
08/18/11	46,522,000	JPY	547,466	USD	–	27,897	UBS AG
08/19/11	23,010,000	JPY	270,747	USD	–	13,835	HSBC Bank PLC
08/22/11	18,200,000	JPY	214,259	USD	–	10,847	Morgan Stanley and Co., Inc.
08/22/11	23,068,000	JPY	271,561	USD	–	13,754	Barclays Bank PLC
08/22/11	23,098,000	JPY	272,254	USD	–	13,432	Deutsche Bank AG
08/22/11	380,000	EUR	489,334	USD	–	19,878	UBS AG
08/23/11	22,797,000	JPY	269,271	USD	–	12,697	Deutsche Bank AG
08/23/11	381,000	EUR	489,821	USD	–	20,729	UBS AG
08/23/11	45,752,000	JPY	538,259	USD	–	27,632	Credit Suisse AG (London)
08/23/11	46,090,000	JPY	543,495	USD	–	26,576	Citibank NA
08/24/11	181,329	USD	8,758,000	INR	6,967	–	HSBC Bank PLC
08/24/11	156,883	USD	7,590,000	INR	6,301	–	Deutsche Bank AG
08/24/11	45,839,000	JPY	541,602	USD	–	25,375	Barclays Bank PLC
08/24/11	45,992,000	JPY	542,039	USD	–	26,830	JPMorgan Chase (Singapore)
08/25/11	404,588	EUR	3,820,973	SEK	20,788	–	Deutsche Bank AG
08/25/11	197,018	EUR	1,585,600	NOK	5,625	–	Deutsche Bank AG
08/25/11	9,516,000	JPY	112,035	USD	–	5,670	Deutsche Bank AG
08/25/11	114,000	EUR	144,267	USD	–	8,495	Barclays Bank PLC
08/25/11	18,925,000	JPY	223,014	USD	–	11,071	Barclays Bank PLC
08/25/11	28,956,000	JPY	341,241	USD	–	16,919	Deutsche Bank AG
08/25/11	378,000	EUR	478,359	USD	–	28,167	Barclays Bank PLC
08/26/11	774,000	JPY	9,140	USD	–	434	JPMorgan Chase (Singapore)
08/26/11	5,858,000	JPY	69,211	USD	–	3,249	JPMorgan Chase (Singapore)
08/26/11	7,784,000	JPY	91,944	USD	–	4,339	JPMorgan Chase (Singapore)
08/26/11	9,436,000	JPY	112,880	USD	–	3,837	HSBC Bank PLC
08/26/11	19,031,000	JPY	224,714	USD	–	10,687	JPMorgan Chase (Singapore)
08/26/11	19,137,000	JPY	228,930	USD	–	7,782	HSBC Bank PLC
08/26/11	22,609,000	JPY	270,464	USD	–	9,194	HSBC Bank PLC
08/26/11	24,053,000	JPY	286,540	USD	–	10,980	UBS AG
08/26/11	28,386,000	JPY	339,573	USD	–	11,543	HSBC Bank PLC
08/26/11	28,503,000	JPY	339,552	USD	–	13,011	UBS AG
08/26/11	33,934,000	JPY	405,942	USD	–	13,799	HSBC Bank PLC
08/26/11	34,051,000	JPY	407,341	USD	–	13,846	HSBC Bank PLC
08/26/11	743,770	EUR	941,181	USD	–	55,477	UBS AG
08/29/11	327,271	EUR	413,180	USD	–	25,361	JPMorgan Chase Bank NA
08/30/11	54,600,000	JPY	648,502	USD	–	26,912	Barclays Bank PLC
09/01/11	110,273	USD	5,367,000	INR	4,993	–	Deutsche Bank AG
09/01/11	22,848,000	JPY	269,307	USD	–	13,338	JPMorgan Chase (Singapore)
09/30/11	57,541	USD	2,600,000	PHP	1,677	–	HSBC Bank PLC
09/30/11	9,763,000	JPY	116,545	USD	–	4,293	JPMorgan Chase (Singapore)
10/03/11	46,473	USD	2,100,000	PHP	1,353	–	HSBC Bank PLC
10/04/11	252,934	USD	11,381,000	PHP	6,256	–	Deutsche Bank AG

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
10/04/11	202,570	USD	9,129,000	PHP	5,333	–	HSBC Bank PLC
10/05/11	304,102	USD	13,611,000	PHP	5,871	–	HSBC Bank PLC
10/05/11	303,843	USD	13,607,000	PHP	6,039	–	Deutsche Bank AG
10/06/11	80,310	USD	3,595,000	PHP	1,561	–	JPMorgan Chase (Singapore)
10/07/11	251,090	USD	11,170,000	PHP	3,290	–	Deutsche Bank AG
10/11/11	201,921	USD	8,955,000	PHP	2,012	–	HSBC Bank PLC
10/11/11	201,879	USD	8,939,000	PHP	1,689	–	Deutsche Bank AG
10/11/11	101,090	USD	4,471,000	PHP	729	–	Citibank NA
10/11/11	100,679	USD	4,460,000	PHP	888	–	JPMorgan Chase (Singapore)
10/12/11	326,474	USD	1,023,987	MYR	270	–	Deutsche Bank AG
10/12/11	60,409	USD	2,662,000	PHP	212	–	Deutsche Bank AG
10/13/11	252,804	USD	11,203,000	PHP	2,320	–	JPMorgan Chase (Singapore)
10/13/11	140,865	USD	441,908	MYR	138	–	Deutsche Bank AG
10/13/11	99,966	USD	4,438,000	PHP	1,100	–	HSBC Bank PLC
10/17/11	109,916	USD	4,825,000	PHP	–	40	JPMorgan Chase (Singapore)
10/17/11	33,100	USD	1,453,000	PHP	–	12	JPMorgan Chase (Singapore)
10/17/11	300,000	EUR	417,060	USD	15,153	–	HSBC Bank PLC
10/18/11	156,256	EUR	1,279,000	NOK	7,585	–	Barclays Bank PLC
10/18/11	300,000	EUR	420,810	USD	18,905	–	HSBC Bank PLC
10/19/11	156,231	EUR	1,284,000	NOK	8,456	–	Barclays Bank PLC
10/19/11	200,716	USD	8,856,000	PHP	954	–	HSBC Bank PLC
10/19/11	55,200	USD	2,431,000	PHP	159	–	Deutsche Bank AG
10/19/11	404,000	EUR	564,226	USD	22,998	–	HSBC Bank PLC
10/21/11	218,953	USD	9,718,000	PHP	2,345	–	Deutsche Bank AG
10/21/11	109,979	USD	4,880,000	PHP	1,148	–	JPMorgan Chase (Singapore)
10/26/11	215,094	USD	9,488,000	PHP	961	–	Deutsche Bank AG
10/26/11	200,489	USD	8,856,000	PHP	1,174	–	HSBC Bank PLC
10/26/11	107,637	USD	4,747,000	PHP	459	–	JPMorgan Chase (Singapore)
10/26/11	88,139	USD	4,087,000	INR	–	981	HSBC Bank PLC
10/26/11	85,963	USD	3,993,000	INR	–	810	Deutsche Bank AG
10/27/11	312,523	EUR	2,563,000	NOK	15,824	–	Barclays Bank PLC
10/27/11	181,411	USD	8,432,000	INR	–	1,615	Deutsche Bank AG
10/27/11	131,668	USD	6,087,000	INR	–	1,874	HSBC Bank PLC
10/27/11	39,854	USD	1,750,000	PHP	–	5	HSBC Bank PLC
10/28/11	86,679	USD	3,808,000	PHP	33	–	Deutsche Bank AG
10/28/11	79,481	USD	3,490,000	PHP	–	9	Deutsche Bank AG
10/28/11	26,424	USD	1,160,000	PHP	–	9	HSBC Bank PLC
10/31/11	51,626	USD	2,270,000	PHP	64	–	HSBC Bank PLC
11/04/11	26,499	USD	1,140,000	PHP	–	540	Deutsche Bank AG
11/07/11	294,836	EUR	2,447,400	NOK	19,713	–	UBS AG
11/08/11	13,826,020	JPY	171,032	USD	–	264	Citibank NA
11/10/11	13,582,000	JPY	168,032	USD	–	250	Barclays Bank PLC
11/14/11	39,487	USD	1,700,000	PHP	–	779	Deutsche Bank AG
11/14/11	13,769,800	JPY	171,678	USD	1,052	–	UBS AG
11/14/11	19,766,000	JPY	246,459	USD	1,532	–	Barclays Bank PLC

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Appreciation	Unrealized Depreciation	Counterparty
11/16/11	22,904,000	JPY	279,897	USD	$–	$3,929	JPMorgan Chase (Singapore)
11/16/11	45,867,000	JPY	560,319	USD	–	8,064	Deutsche Bank AG
11/17/11	11,041,000	JPY	134,232	USD	–	2,591	Barclays Bank PLC
11/17/11	11,968,000	JPY	144,786	USD	–	3,525	HSBC Bank PLC
11/17/11	18,297,000	JPY	222,213	USD	–	4,529	UBS AG
11/17/11	45,733,000	JPY	556,004	USD	–	10,733	Barclays Bank PLC
11/21/11	63,773,000	JPY	769,091	USD	–	21,287	Barclays Bank PLC
11/25/11	86,201	EUR	715,340	NOK	5,630	–	Morgan Stanley and Co., Inc.
11/28/11	491,853	EUR	4,060,000	NOK	28,361	–	UBS AG
11/28/11	132,301	EUR	1,100,000	NOK	8,970	–	Morgan Stanley and Co., Inc.
11/28/11	26,445	EUR	220,000	NOK	1,814	–	UBS AG
11/28/11	49,458,000	JPY	597,319	USD	–	15,758	Banc of America NA
11/29/11	17,886,000	JPY	216,119	USD	–	5,600	Citibank NA
11/29/11	72,061,000	JPY	870,197	USD	–	23,088	Barclays Bank PLC
12/01/11	158,788	EUR	1,310,000	NOK	9,005	–	UBS AG
12/01/11	44,347,000	JPY	529,896	USD	–	19,868	Deutsche Bank AG
12/02/11	100,000	EUR	130,125	USD	–	3,809	Deutsche Bank AG
12/06/11	202,851	EUR	265,796	USD	–	5,884	HSBC Bank PLC
12/12/11	89,000	EUR	117,605	USD	–	1,589	Barclays Bank PLC
12/16/11	417,945	USD	1,323,172	MYR	3,269	–	JPMorgan Chase (Singapore)
12/19/11	616,157	EUR	820,869	USD	–	4,291	UBS AG
					$3,858,231	$2,005,047

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Variable rate security.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(e)  For zero coupon issues (strips) the interest rate represents the yield to maturity at December 31, 2010.

(f)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(g)  At December 31, 2010 the cost of securities for federal income tax purposes was $99,365,341. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$11,348,442
Gross unrealized depreciation	(2,241,785)
Net unrealized appreciation	$9,106,657

See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities – continued

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
EGP	Egyptian Pound
EUR	Euro
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lankan Rupee
MXN	Mexican New Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
USD	United States Dollar

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities

December 31, 2010

(Percentages of each investment category relate to total net assets)

Shares		Fair Value(a)
Common Stocks (97.3%)
Consumer Discretionary (13.9%)
Auto Components (1.1%)
18,183	BorgWarner, Inc. (b)	$1,315,722
22,443	Gentex Corp.	663,415
		1,979,137
Automobiles (0.1%)
6,791	Thor Industries, Inc.	230,622
Distributors (0.3%)
23,123	LKQ Corp. (b)	525,355
Diversified Consumer Services (1.1%)
10,455	Career Education Corp. (b)	216,732
4,190	ITT Educational Services, Inc. (b)	266,861
4,675	Matthews International Corp. - Class A	163,532
9,129	Regis Corp.	151,541
39,134	Service Corp. International/US	322,856
10,746	Sotheby's	483,570
2,188	Strayer Education, Inc.	333,057
		1,938,149
Hotels, Restaurants & Leisure (2.1%)
8,549	Bally Technologies, Inc. (b)	360,682
4,873	Bob Evans Farms, Inc.	160,614
8,887	Boyd Gaming Corp. (b)	94,202
14,728	Brinker International, Inc.	307,521
4,990	Chipotle Mexican Grill, Inc. - Class A (b)	1,061,174
4,625	International Speedway Corp. - Class A	121,036
6,713	Life Time Fitness, Inc. (b)	275,166
4,859	Panera Bread Co. - Class A (b)	491,779
10,120	Scientific Games Corp. - Class A (b)	100,795
9,440	The Cheesecake Factory, Inc. (b)	289,431
51,531	Wendy's/Arby's Group, Inc. - Class A	238,073
9,216	WMS Industries, Inc. (b)	416,932
		3,917,405

Shares		Fair Value(a)
Consumer Discretionary—continued
Household Durables (1.5%)
6,417	American Greetings Corp. - Class A	$142,201
11,477	KB Home	154,825
6,047	MDC Holdings, Inc.	173,972
9,019	Mohawk Industries, Inc. (b)	511,918
992	NVR, Inc. (b)	685,492
6,972	Ryland Group, Inc.	118,733
23,042	Toll Brothers, Inc. (b)	437,798
10,117	Tupperware Brands Corp.	482,277
		2,707,216
Leisure Equipment & Products (0.4%)
43,048	Eastman Kodak Co. (b)	230,737
5,426	Polaris Industries, Inc.	423,337
		654,074
Media (0.8%)
11,483	DreamWorks Animation SKG, Inc. - Class A (b)	338,404
6,123	Harte-Hanks, Inc.	78,191
7,441	John Wiley & Sons, Inc. - Class A	336,631
9,174	Lamar Advertising Co. - Class A (b)	365,492
3,821	Scholastic Corp.	112,872
18,921	The New York Times Co. - Class A (b)	185,426
		1,417,016
Multiline Retail (0.8%)
7,492	99 Cents Only Stores (b)	119,423
20,049	Dollar Tree, Inc. (b)	1,124,348
25,703	Saks, Inc. (b)	275,022
		1,518,793
Specialty Retail (4.1%)
11,590	Aaron's, Inc.	236,320
13,512	Advance Auto Parts, Inc.	893,819
14,725	Aeropostale, Inc. (b)	362,824
31,257	American Eagle Outfitters, Inc.	457,290
9,280	AnnTaylor Stores Corp. (b)	254,179
6,252	Barnes & Noble, Inc.	88,466
28,435	Chico's FAS, Inc.	342,073

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Consumer Discretionary—continued
10,223	Collective Brands, Inc. (b)	$215,705
14,222	Dick's Sporting Goods, Inc. (b)	533,325
24,863	Foot Locker, Inc.	487,812
10,157	Guess?, Inc.	480,629
10,221	J Crew Group, Inc. (b)	440,934
44,360	Office Depot, Inc. (b)	239,544
18,829	PetSmart, Inc.	749,771
10,273	Rent-A-Center, Inc.	331,612
11,083	The Dress Barn, Inc. (b)	292,813
11,642	Tractor Supply Co.	564,521
16,996	Williams-Sonoma, Inc.	606,587
		7,578,224
Textiles, Apparel & Luxury Goods (1.6%)
6,190	Deckers Outdoor Corp. (b)	493,591
8,227	Fossil, Inc. (b)	579,839
15,340	Hanesbrands, Inc. (b)	389,636
10,634	Phillips-Van Heusen Corp.	670,048
6,180	The Timberland Co. - Class A (b)	151,966
7,143	The Warnaco Group, Inc. (b)	393,365
5,632	Under Armour, Inc. - Class A (b)	308,859
		2,987,304
Consumer Staples (3.5%)
Beverages (0.3%)
11,027	Hansen Natural Corp. (b)	576,492
Food & Staples Retailing (0.3%)
8,752	BJ's Wholesale Club, Inc. (b)	419,221
6,815	Ruddick Corp.	251,064
		670,285
Food Products (1.6%)
12,068	Corn Products International, Inc.	555,128
12,129	Flowers Foods, Inc.	326,391
18,559	Green Mountain Coffee Roasters, Inc. (b)	609,849
3,107	Lancaster Colony Corp.	177,721
8,804	Ralcorp Holdings, Inc. (b) (c)	572,348

Shares		Fair Value(a)
Consumer Staples—continued
26,521	Smithfield Foods, Inc. (b)	$547,128
3,925	Tootsie Roll Industries, Inc.	113,707
		2,902,272
Household Products (0.9%)
11,387	Church & Dwight Co., Inc.	785,931
11,354	Energizer Holdings, Inc. (b)	827,706
		1,613,637
Personal Products (0.3%)
13,763	Alberto-Culver Co.	509,782
Tobacco (0.1%)
3,773	Universal Corp.	153,561
Energy (5.8%)
Energy Equipment & Services (2.5%)
8,988	Atwood Oceanics, Inc. (b)	335,881
5,495	Dril-Quip, Inc. (b)	427,071
10,035	Exterran Holdings, Inc. (b)	240,338
16,808	Helix Energy Solutions Group, Inc. (b)	204,049
8,682	Oceaneering International, Inc. (b)	639,256
24,618	Patterson-UTI Energy, Inc.	530,518
28,166	Pride International, Inc. (b)	929,478
12,636	Superior Energy Services, Inc. (b)	442,134
8,242	Tidewater, Inc.	443,749
6,366	Unit Corp. (b)	295,892
		4,488,366
Oil, Gas & Consumable Fuels (3.3%)
25,954	Arch Coal, Inc.	909,947
7,471	Bill Barrett Corp. (b)	307,282
13,585	Cimarex Energy Co.	1,202,680
7,487	Comstock Resources, Inc. (b)	183,881
18,173	Forest Oil Corp. (b)	690,029
16,845	Frontier Oil Corp. (b)	303,379
4,293	Overseas Shipholding Group, Inc.	152,058
12,738	Patriot Coal Corp. (b)	246,735

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Energy—continued
22,366	Plains Exploration & Production Co. (b)	$718,843
18,749	Quicksilver Resources, Inc. (b)	276,360
10,096	SM Energy Co.	594,958
19,861	Southern Union Co.	478,054
		6,064,206
Financial (19.2%)
Capital Markets (2.3%)
8,293	Affiliated Managers Group, Inc. (b)	822,831
31,183	Apollo Investment Corp.	345,196
18,944	Eaton Vance Corp.	572,677
4,064	Greenhill & Co., Inc.	331,948
19,822	Jefferies Group, Inc.	527,860
15,971	Raymond James Financial, Inc.	522,252
23,356	SEI Investments Co.	555,639
13,701	Waddell & Reed Financial, Inc. - Class A	483,508
		4,161,911
Commercial Banks (3.5%)
27,637	Associated Banc-Corp	418,700
11,680	BancorpSouth, Inc.	186,296
7,739	Bank of Hawaii Corp.	365,358
12,491	Cathay General Bancorp	208,600
7,435	City National Corp.	456,212
12,393	Commerce Bancshares, Inc.	492,374
9,730	Cullen/Frost Bankers, Inc.	594,698
23,696	East West Bancorp, Inc.	463,257
17,344	FirstMerit Corp.	343,238
31,777	Fulton Financial Corp.	328,574
8,389	International Bancshares Corp.	168,032
4,942	PacWest Bancorp	105,660
7,477	Prosperity Bancshares, Inc.	293,697
6,726	SVB Financial Group (b)	356,814
125,701	Synovus Financial Corp.	331,851
20,319	TCF Financial Corp.	300,924

Shares		Fair Value(a)
Financial—continued
9,017	Trustmark Corp.	$223,982
25,737	Valley National Bancorp	368,039
10,470	Webster Financial Corp.	206,259
4,673	Westamerica Bancorporation	259,211
		6,471,776
Diversified Financial Services (0.4%)
19,017	MSCI, Inc. (b)	740,902
Diversified REIT's (0.4%)
16,569	Cousins Properties, Inc.	138,185
18,240	Liberty Property Trust	582,221
		720,406
Industrial REIT's (0.5%)
26,985	AMB Property Corp.	855,694
Insurance (3.9%)
12,588	American Financial Group, Inc.	406,467
16,972	Arthur J Gallagher & Co.	493,546
18,695	Brown & Brown, Inc.	447,558
8,759	Everest Re Group, Ltd. (d)	742,938
36,340	Fidelity National Financial, Inc. - Class A	497,131
16,599	First American Financial Corp.	247,989
18,473	HCC Insurance Holdings, Inc.	534,609
5,711	Mercury General Corp.	245,630
40,751	Old Republic International Corp.	555,436
13,736	Protective Life Corp.	365,927
11,731	Reinsurance Group of America, Inc.	630,072
7,364	StanCorp Financial Group, Inc.	332,411
7,202	The Hanover Insurance Group, Inc.	336,478
10,122	Transatlantic Holdings, Inc.	522,498
7,943	Unitrin, Inc.	194,921
19,042	WR Berkley Corp.	521,370
		7,074,981

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Financial—continued
Office REIT's (1.7%)
8,860	Alexandria Real Estate Equities, Inc.	$649,084
10,710	Corporate Office Properties Trust SBI	374,315
40,340	Duke Realty Corp.	502,636
11,484	Highwoods Properties, Inc.	365,765
12,732	Mack-Cali Realty Corp.	420,920
12,542	SL Green Realty Corp.	846,710
		3,159,430
Real Estate Management & Development (0.3%)
6,837	Jones Lang LaSalle, Inc.	573,761
Residential REIT's (1.3%)
10,267	BRE Properties, Inc.	446,614
10,996	Camden Property Trust	593,564
5,017	Essex Property Trust, Inc.	573,042
29,161	UDR, Inc.	685,867
		2,299,087
Retail REIT's (1.9%)
7,382	Equity One, Inc.	134,205
9,849	Federal Realty Investment Trust	767,532
18,748	Realty Income Corp.	641,182
13,126	Regency Centers Corp.	554,442
20,863	The Macerich Co.	988,280
19,205	Weingarten Realty Investors	456,311
		3,541,952
Specialized REIT's (1.6%)
19,686	Hospitality Properties Trust	453,565
20,213	Nationwide Health Properties, Inc.	735,349
15,768	Omega Healthcare Investors, Inc.	353,834
6,412	Potlatch Corp.	208,711
12,869	Rayonier, Inc.	675,880
22,341	Senior Housing Properties Trust	490,161
		2,917,500

Shares		Fair Value(a)
Financial—continued
Thrifts & Mortgage Finance (1.4%)
13,084	Astoria Financial Corp.	$181,998
33,422	First Niagara Financial Group, Inc.	467,240
69,743	New York Community Bancorp, Inc.	1,314,656
16,749	NewAlliance Bancshares, Inc.	250,900
17,936	Washington Federal, Inc.	303,477
		2,518,271
Health Care (10.8%)
Biotechnology (0.9%)
8,065	United Therapeutics Corp. (b)	509,869
32,525	Vertex Pharmaceuticals, Inc. (b) (c)	1,139,351
		1,649,220
Health Care Equipment & Supplies (4.0%)
11,103	Beckman Coulter, Inc.	835,279
18,281	Edwards Lifesciences Corp. (b)	1,477,836
7,706	Gen-Probe, Inc. (b)	449,645
10,081	Hill-Rom Holdings, Inc.	396,889
41,557	Hologic, Inc. (b)	782,103
9,253	IDEXX Laboratories, Inc. (b)	640,493
11,121	Immucor, Inc. (b)	220,529
10,023	Kinetic Concepts, Inc. (b)	419,763
9,432	Masimo Corp.	274,188
24,173	ResMed, Inc. (b)	837,353
9,452	STERIS Corp.	344,620
6,402	Teleflex, Inc.	344,491
9,374	Thoratec Corp. (b)	265,472
		7,288,661
Health Care Providers & Services (3.0%)
14,817	Community Health Systems, Inc. (b)	553,711
40,089	Health Management Associates, Inc. - Class A (b)	382,449
15,298	Health Net, Inc. (b)	417,483
14,775	Henry Schein, Inc. (b)	907,037
6,231	Kindred Healthcare, Inc. (b)	114,464

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Health Care—continued
8,438	LifePoint Hospitals, Inc. (b)	$310,097
15,628	Lincare Holdings, Inc.	419,299
7,639	Mednax, Inc. (b)	514,028
18,562	Omnicare, Inc.	471,289
10,156	Owens & Minor, Inc.	298,891
15,588	Universal Health Services, Inc. - Class B	676,831
13,786	VCA Antech, Inc. (b)	321,076
6,814	WellCare Health Plans, Inc. (b)	205,919
		5,592,574
Health Care Technology (0.3%)
29,956	Allscripts Healthcare Solutions, Inc. (b)	577,252
Life Sciences Tools & Services (1.6%)
3,105	Bio-Rad Laboratories, Inc. - Class A (b)	322,454
9,275	Charles River Laboratories International, Inc. (b)	329,634
10,384	Covance, Inc. (b)	533,841
5,256	Mettler-Toledo International, Inc. (b) (d)	794,760
18,953	Pharmaceutical Product Development, Inc.	514,384
5,940	Techne Corp.	390,080
		2,885,153
Pharmaceuticals (1.0%)
18,507	Endo Pharmaceuticals Holdings, Inc. (b)	660,885
9,649	Medicis Pharmaceutical Corp. - Class A	258,497
13,333	Perrigo Co.	844,379
		1,763,761
Industrials (15.8%)
Aerospace & Defense (0.5%)
5,323	Alliant Techsystems, Inc. (b)	396,191
16,404	BE Aerospace, Inc. (b)	607,440
		1,003,631
Airlines (0.4%)
21,615	AirTran Holdings, Inc. (b)	159,735

Shares		Fair Value(a)
Industrials—continued
5,896	Alaska Air Group, Inc. (b)	$334,244
32,203	JetBlue Airways Corp. (b)	212,862
		706,841
Building Products (0.2%)
7,187	Lennox International, Inc.	339,873
Commercial Services & Supplies (1.6%)
3,671	Clean Harbors, Inc. (b)	308,658
11,186	Copart, Inc. (b)	417,797
17,616	Corrections Corp. of America (b)	441,457
8,138	Deluxe Corp.	187,337
9,150	Herman Miller, Inc.	231,495
7,122	HNI Corp.	222,206
4,944	Mine Safety Appliances Co.	153,907
10,094	Rollins, Inc.	199,356
7,424	The Brink's Co.	199,557
18,434	Waste Connections, Inc.	507,488
		2,869,258
Construction & Engineering (1.3%)
18,978	Aecom Technology Corp. (b)	530,815
5,471	Granite Construction, Inc.	150,070
24,170	KBR, Inc.	736,460
13,641	The Shaw Group, Inc. (b)	466,931
13,248	URS Corp. (b) (c)	551,249
		2,435,525
Electrical Equipment (2.0%)
6,882	Acuity Brands, Inc.	396,885
25,618	AMETEK, Inc.	1,005,507
7,530	Baldor Electric Co.	474,691
9,614	Hubbell, Inc. - Class B	578,090
6,184	Regal-Beloit Corp.	412,844
8,281	Thomas & Betts Corp. (b)	399,972
9,500	Woodward Governor Co.	356,820
		3,624,809
Industrial Conglomerates (0.2%)
9,778	Carlisle Cos., Inc.	388,578

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Industrials—continued
Machinery (6.3%)
14,918	AGCO Corp. (b)	$755,746
12,990	Bucyrus International, Inc.	1,161,306
7,356	Crane Co.	302,111
12,251	Donaldson Co., Inc.	713,988
8,387	Gardner Denver, Inc.	577,193
9,561	Graco, Inc.	377,181
12,904	Harsco Corp.	365,441
13,063	IDEX Corp.	511,025
16,561	Joy Global, Inc.	1,436,667
13,140	Kennametal, Inc.	518,504
6,804	Lincoln Electric Holdings, Inc.	444,097
5,445	Nordson Corp.	500,287
14,517	Oshkosh Corp. (b)	511,579
15,827	Pentair, Inc.	577,844
8,015	SPX Corp.	572,992
17,430	Terex Corp. (b)	541,027
12,875	Timken Co.	614,524
12,688	Trinity Industries, Inc.	337,628
3,421	Valmont Industries, Inc.	303,545
7,685	Wabtec Corp.	406,460
		11,529,145
Marine (0.3%)
6,602	Alexander & Baldwin, Inc.	264,278
8,551	Kirby Corp. (b)	376,672
		640,950
Professional Services (1.1%)
7,407	FTI Consulting, Inc. (b)	276,133
7,322	Korn/Ferry International (b)	169,211
13,060	Manpower, Inc.	819,646
7,933	Navigant Consulting, Inc. (b)	72,984
5,495	The Corporate Executive Board Co.	206,337
7,259	Tower Watson & Co. - Class A	377,903
		1,922,214
Road & Rail (1.2%)
8,730	Con-way, Inc.	319,256
14,236	JB Hunt Transport Services, Inc.	580,971
16,445	Kansas City Southern (b)	787,058

Shares		Fair Value(a)
Industrials—continued
7,864	Landstar System, Inc.	$321,952
7,003	Werner Enterprises, Inc.	158,268
		2,167,505
Trading Companies & Distributors (0.7%)
7,424	GATX Corp.	261,919
7,142	MSC Industrial Direct Co. - Class A	462,016
9,606	United Rentals, Inc. (b)	218,536
4,474	Watsco, Inc.	282,220
		1,224,691
Information Technology (15.2%)
Communications Equipment (1.5%)
10,042	ADTRAN, Inc.	363,621
14,905	Ciena Corp. (b)	313,750
15,188	CommScope, Inc. (b)	474,169
7,644	Plantronics, Inc.	284,510
13,673	Polycom, Inc. (b)	532,974
23,535	Riverbed Technology, Inc. (b)	827,726
		2,796,750
Computers & Peripherals (0.4%)
10,533	Diebold, Inc.	337,583
25,504	NCR Corp. (b)	391,996
		729,579
Electronic Equipment, Instruments & Components (2.3%)
18,540	Arrow Electronics, Inc. (b)	634,995
24,349	Avnet, Inc. (b) (c)	804,248
25,026	Ingram Micro, Inc. - Class A (b)	477,746
6,474	Itron, Inc. (b)	358,983
9,426	National Instruments Corp.	354,795
7,473	Tech Data Corp. (b)	328,961
19,226	Trimble Navigation, Ltd. (b) (c)	767,694
26,400	Vishay Intertechnology, Inc. (b)	387,552
		4,114,974
Internet Software & Services (1.1%)
17,017	AOL, Inc. (b)	403,473
6,356	Digital River, Inc. (b)	218,773
7,410	Equinix, Inc. (b)	602,137

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Information Technology—continued
15,550	Rackspace Hosting, Inc. (b)	$488,425
12,927	ValueClick, Inc. (b)	207,220
		1,920,028
IT Services (2.4%)
12,831	Acxiom Corp. (b)	220,052
8,325	Alliance Data Systems Corp. (b)	591,325
20,017	Broadridge Financial Solutions, Inc.	438,973
19,505	Convergys Corp. (b)	256,881
16,597	CoreLogic, Inc.	307,376
5,671	DST Systems, Inc.	251,509
11,715	Gartner, Inc. - Class A (b)	388,938
12,782	Global Payments, Inc.	590,656
13,675	Jack Henry & Associates, Inc.	398,626
14,621	Lender Processing Services, Inc.	431,612
3,606	Mantech International Corp. - Class A (b)	149,036
11,811	NeuStar, Inc. - Class A (b)	307,677
6,845	SRA International, Inc. - Class A (b)	139,980
		4,472,641
Office Electronics (0.2%)
9,089	Zebra Technologies Corp. - Class A (b)	345,291
Semiconductors & Semiconductor Equipment (3.2%)
73,375	Atmel Corp. (b)	903,980
17,428	Cree, Inc. (b)	1,148,331
19,828	Fairchild Semiconductor International, Inc. (b)	309,515
24,580	Integrated Device Technology, Inc. (b)	163,703
11,109	International Rectifier Corp. (b)	329,826
19,856	Intersil Corp. - Class A	303,201
19,690	Lam Research Corp. (b)	1,019,548
44,003	RF Micro Devices, Inc. (b)	323,422
9,958	Semtech Corp. (b)	225,449
7,002	Silicon Laboratories, Inc. (b)	322,232

Shares		Fair Value(a)
Information Technology—continued
29,345	Skyworks Solutions, Inc. (b)	$840,148
		5,889,355
Software (4.1%)
5,249	ACI Worldwide, Inc. (b)	141,041
2,542	Advent Software, Inc. (b)	147,233
14,575	ANSYS, Inc. (b)	758,920
42,694	Cadence Design Systems, Inc. (b)	352,652
7,300	Concur Technologies, Inc. (b)	379,089
7,428	Factset Research Systems, Inc.	696,449
6,386	Fair Isaac Corp.	149,241
15,025	Informatica Corp. (b)	661,551
17,530	Mentor Graphics Corp. (b)	210,360
12,945	MICROS Systems, Inc. (b)	567,768
18,869	Parametric Technology Corp. (b)	425,119
9,628	Quest Software, Inc. (b)	267,081
16,838	Rovi Corp. (b)	1,044,124
11,235	Solera Holdings, Inc.	576,580
23,723	Synopsys, Inc. (b)	638,386
26,733	TIBCO Software, Inc. (b)	526,907
		7,542,501
Materials (6.6%)
Chemicals (3.3%)
14,640	Albemarle Corp.	816,619
12,625	Ashland, Inc.	642,108
10,477	Cabot Corp.	394,459
7,866	Cytec Industries, Inc.	417,370
7,105	Intrepid Potash, Inc. (b)	264,945
10,508	Lubrizol Corp.	1,123,095
3,008	Minerals Technologies, Inc.	196,753
1,592	NewMarket Corp.	196,405
12,699	Olin Corp.	260,584
20,637	RPM International, Inc.	456,078
7,963	Sensient Technologies Corp.	292,481
7,408	The Scotts Miracle-Gro Co. - Class A	376,104
15,790	Valspar Corp.	544,439
		5,981,440

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Materials—continued
Construction Materials (0.4%)
7,299	Martin Marietta Materials, Inc.	$673,260
Containers & Packaging (1.5%)
10,717	Aptargroup, Inc.	509,808
4,990	Greif, Inc. - Class A	308,881
16,419	Packaging Corp. of America	424,267
6,246	Rock-Tenn Co. - Class A	336,972
8,041	Silgan Holdings, Inc.	287,948
16,475	Sonoco Products Co.	554,713
17,181	Temple-Inland, Inc.	364,924
		2,787,513
Metals & Mining (1.3%)
7,050	Carpenter Technology Corp.	283,692
18,229	Commercial Metals Co.	302,419
5,240	Compass Minerals International, Inc.	467,775
11,909	Reliance Steel & Aluminum Co.	608,550
34,671	Steel Dynamics, Inc.	634,479
8,891	Worthington Industries, Inc.	163,594
		2,460,509
Paper & Forest Products (0.1%)
21,126	Louisiana-Pacific Corp. (b)	199,852
Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.3%)
32,222	Cincinnati Bell, Inc. (b)	90,222
24,206	tw telecom, Inc. (b)	412,712
		502,934
Wireless Telecommunication Services (0.5%)
11,241	Syniverse Holdings, Inc. (b)	346,785
14,711	Telephone & Data Systems, Inc.	537,687
		884,472
Utilities (5.7%)
Electric Utilities (1.6%)
9,738	Cleco Corp.	299,541
18,973	DPL, Inc.	487,796

Shares		Fair Value(a)
Utilities—continued
21,638	Great Plains Energy, Inc.	$419,561
15,022	Hawaiian Electric Industries, Inc.	342,351
7,864	IDACORP, Inc.	290,811
37,602	NV Energy, Inc.	528,308
13,798	PNM Resources, Inc.	179,650
17,766	Westar Energy, Inc.	446,992
		2,995,010
Gas Utilities (2.0%)
12,496	AGL Resources, Inc.	447,982
14,457	Atmos Energy Corp.	451,058
11,526	Energen Corp.	556,245
13,144	National Fuel Gas Co.	862,509
27,961	Questar Corp.	486,801
17,630	UGI Corp.	556,755
8,154	WGL Holdings, Inc.	291,669
		3,653,019
Independent Power Producers & Energy Traders (0.1%)
16,445	Dynegy, Inc. (b)	92,421
Multi-Utilities (1.7%)
17,767	Alliant Energy Corp.	653,293
6,286	Black Hills Corp.	188,580
30,074	MDU Resources Group, Inc.	609,600
16,611	NSTAR	700,818
15,614	OGE Energy Corp.	711,062
13,046	Vectren Corp.	331,107
		3,194,460
Water Utilities (0.3%)
22,010	Aqua America, Inc.	494,785
Total common stocks (cost: $144,129,964)		177,808,002

See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Short-Term Securities (2.8%)
Investment Companies (2.8%)
500,000	JPMorgan U.S. Government Money Market Fund, current rate 0.000%	$500,000
1,250,000	SEI Investments Treasury Mutual Funds, current rate 0.000%	1,250,000
3,255,010	Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	3,255,010
	Total Short-Term Securities (cost: $5,005,010)	5,005,010
	Total investments in securities (cost: $149,134,974) (e)	$182,813,012
	Liabilities in excess of cash and other assets (-0.1%)	(109,103)
	Total net assets (100.0%)	$182,703,909

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2010, securities with an aggregate market value of $2,589,210 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation	Unrealized Depreciation
S&P Mid 400® E-Mini Future	March 2011	52	Long	$64,421	$—
		52		$64,421	$—

(d)  The Portfolio held 0.8% of net assets in foreign securities at December 31, 2010.

(e)  At December 31, 2010 the cost of securities for federal income tax purposes was $149,966,465. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$42,250,261
Gross unrealized depreciation	(9,403,714)
Net unrealized appreciation	$32,846,547

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities

December 31, 2010

(Percentages of each investment category relate to total net assets)

Shares		Fair Value(a)
Common Stocks (94.8%)
Consumer Discretionary (1.5%)
Hotels, Restaurants & Leisure (1.5%)
32,900	Gaylord Entertainment Co. (b)	$1,182,426
7,705	Marriott International, Inc. - Class A	320,066
		1,502,492
Financial (92.0%)
Diversified REIT's (5.2%)
13,500	PS Business Parks, Inc.	752,220
39,200	Retail Opportunity Investments Corp.	388,472
37,186	Vornado Realty Trust	3,098,709
35,300	Washington Real Estate Investment Trust	1,093,947
		5,333,348
Industrial REIT's (7.1%)
28,600	AMB Property Corp.	906,906
69,300	DuPont Fabros Technology, Inc.	1,474,011
106,400	First Potomac Realty Trust	1,789,648
216,376	ProLogis	3,124,470
		7,295,035
Office REIT's (18.9%)
29,800	Alexandria Real Estate Equities, Inc.	2,183,148
137,300	BioMed Realty Trust, Inc.	2,560,645
30,821	Boston Properties, Inc.	2,653,688
154,100	Brandywine Realty Trust	1,795,265
59,920	Corporate Office Properties Trust SBI	2,094,204
55,000	Digital Realty Trust, Inc.	2,834,700
96,508	Douglas Emmett, Inc.	1,602,033
24,600	Kilroy Realty Corp.	897,162
31,000	Mack-Cali Realty Corp.	1,024,860
24,200	SL Green Realty Corp.	1,633,742
		19,279,447
Real Estate Management & Development (6.0%)
151,000	Brookfield Properties Corp. (c)	2,647,030
37,700	CB Richard Ellis Group, Inc. - Class A (b)	772,096
86,800	Forest City Enterprises, Inc. - Class A (b)	1,448,692

Shares		Fair Value(a)
Financial—continued
36,600	Hudson Pacific Properties, Inc.	$550,830
8,457	Jones Lang LaSalle, Inc.	709,712
		6,128,360
Residential REIT's (16.8%)
53,900	American Campus Communities, Inc.	1,711,864
81,300	Associated Estates Realty Corp.	1,243,077
1,251	AvalonBay Communities, Inc.	140,800
27,900	BRE Properties, Inc.	1,213,650
26,800	Camden Property Trust	1,446,664
77,500	Campus Crest Communities, Inc.	1,086,550
21,200	Equity Lifestyle Properties, Inc.	1,185,716
87,400	Equity Residential	4,540,430
7,326	Essex Property Trust, Inc.	836,776
19,300	Home Properties, Inc.	1,070,957
10,800	Mid-America Apartment Communities, Inc.	685,692
82,600	UDR, Inc.	1,942,752
		17,104,928
Retail REIT's (21.1%)
75,756	Acadia Realty Trust	1,381,789
21,100	Agree Realty Corp.	552,609
47,700	CBL & Associates Properties, Inc.	834,750
94,100	Developers Diversified Realty Corp.	1,325,869
62,400	Equity One, Inc.	1,134,432
14,400	Federal Realty Investment Trust	1,122,192
108,400	General Growth Properties, Inc.	1,678,032
27,294	Kite Realty Group Trust	147,661
26,905	Regency Centers Corp.	1,136,467
83,079	Simon Property Group, Inc.	8,265,530
63,869	The Macerich Co.	3,025,474
38,800	Weingarten Realty Investors	921,888
		21,526,693

See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities – continued

Shares		Fair Value(a)
Financial—continued
Specialized REIT's (16.9%)
8,900	Chatham Lodging Trust	$153,525
145,614	DiamondRock Hospitality Co. (b)	1,747,368
43,600	Extra Space Storage, Inc.	758,640
125,400	HCP, Inc.	4,613,466
31,700	Health Care REIT, Inc.	1,510,188
61,279	Hersha Hospitality Trust	404,441
160,046	Host Hotels & Resorts, Inc.	2,860,022
40,100	LaSalle Hotel Properties	1,058,640
20,500	Nationwide Health Properties, Inc.	745,790
44,500	Pebblebrook Hotel Trust	904,240
16,400	Public Storage	1,663,288
87,400	U-Store-It Trust	832,922
		17,252,530
Health Care (0.4%)
Health Care Providers & Services (0.4%)
20,356	Brookdale Senior Living, Inc. (b)	435,822

Shares		Fair Value(a)
Telecommunication Services (0.9%)
Wireless Telecommunication Services (0.9%)
10,700	American Tower Corp. - Class A (b)	$552,548
8,000	Crown Castle International Corp. (b)	350,640
		903,188
Total common stocks (cost: $69,137,209)		96,761,843
Preferred Stocks (0.5%)
Financial (0.5%)
Diversified REIT's (0.5%)
20,500	CapLease, Inc. (Series A)	504,300
Total preferred stocks (cost: $472,730)		504,300

Shares
Short-Term Securities (3.4%)
Investment Company (3.4%)
3,525,643	Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	3,525,643
	Total Short-Term Securities (cost: $3,525,643)	3,525,643
	Total investments in securities (cost: $73,131,830) (d)	$100,791,786
	Cash and other assets in excess of liabilities (1.3%)	1,317,051
	Total net assets (100.0%)	$102,108,837

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  The Portfolio held 2.6% of net assets in foreign securities at December 31, 2010.

(d)  At December 31, 2010 the cost of securities for federal income tax purposes was $76,738,242. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$24,313,466
Gross unrealized depreciation	(259,922)
Net unrealized appreciation	$24,053,544

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

Advantus Series Fund, Inc.

Statements of Assets and Liabilities

December 31, 2010

	Bond Portfolio	Money Market Portfolio		Mortgage Securities Portfolio	Index 500 Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*	$401,649,452		$107,122,899	$131,120,636	$452,126,688
Cash in bank on demand deposit	–		–	–	1,279
Foreign currency in bank on deposit (identified cost $13,852 for International Bond Portfolio)	–		–	–	–
Receivable for Fund shares sold	30		–	–	–
Receivable for investment securities sold (including paydowns)	1,967,145		–	498,358	32,655
Dividends and accrued interest receivable	2,809,814		11,716	476,115	525,711
Receivable for refundable foreign incomes taxes withheld	–		–	–	–
Receivable from Adviser (note 4)	–		54,077	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–		–	–	–
Variation margin receivable	89,922		–	–	–
Prepaid expenses	5,885		4,327	1,963	6,184
Total assets	406,522,248		107,193,019	132,097,072	452,692,517
Liabilities
Bank overdraft	6		–	4,979	–
Payable for Fund shares repurchased	230,737		141,766	126,287	87,374
Payable for investment securities purchased	–		–	–	7,635
Payable for investment securities purchased on a forward – commitment basis (note 2)	39,756,617		–	19,331,952	–
Payable to Adviser	206,381		53,042	66,783	155,395
Dividends to shareholders	–		4	–	–
Accrued expenses	74,060		97,236	66,401	66,703
Unrealized depreciation on forward foreign currency contracts held, at value	–		–	–	–
Variation margin payable	–		–	–	10,987
Total liabilities	40,267,801		292,048	19,596,402	328,094
Net assets applicable to outstanding capital stock	$366,254,447		$106,900,971	$112,500,670	$452,364,423
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$2,120,339		$1,069,380	$712,615	$1,036,964
Additional paid-in-capital	404,530,226		105,866,525	144,094,230	225,901,925
Undistributed (distributions in excess of) net investment income	–		–	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(33,745,691)		(34,934)	(25,551,788)	(4,405,031)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(6,650,427)		–	(6,754,387)	229,830,565
Total – representing net assets applicable to outstanding capital stock	$366,254,447		$106,900,971	$112,500,670	$452,364,423
Net assets by class:
Class 1	$331,459	$	N/A	$157,459	$251,575
Class 2	365,922,988		106,900,971	112,343,211	452,112,848
Net asset value per share of outstanding capital stock by class:
Class 1	1.736		N/A	1.587	4.384
Class 2	1.727		1.000	1.579	4.362
* Identified cost	$407,937,824		$107,122,899	$137,875,023	$222,444,862
** Shares outstanding by class:
Class 1	190,945		N/A	99,244	57,383
Class 2	211,842,967		106,937,969	71,162,273	103,639,064

See accompanying notes to financial statements.

	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*	$108,471,998	$182,813,012	$100,791,786
Cash in bank on demand deposit	–	7,819	17,838
Foreign currency in bank on deposit (identified cost $13,852 for International Bond Portfolio)	13,903	–	–
Receivable for Fund shares sold	14	11	13,577
Receivable for investment securities sold (including paydowns)	–	–	1,108,190
Dividends and accrued interest receivable	1,640,424	142,228	335,761
Receivable for refundable foreign incomes taxes withheld	230,277	–	–
Receivable from Adviser (note 4)	–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	3,858,231	–	–
Variation margin receivable	–	–	–
Prepaid expenses	7,276	2,961	2,031
Total assets	114,222,123	182,966,031	102,269,183
Liabilities
Bank overdraft	–	–	–
Payable for Fund shares repurchased	76,439	105,917	–
Payable for investment securities purchased	–	–	20,792
Payable for investment securities purchased on a forward – commitment basis (note 2)	–	–	–
Payable to Adviser	84,517	64,813	83,213
Dividends to shareholders	–	–	–
Accrued expenses	78,112	58,632	56,341
Unrealized depreciation on forward foreign currency contracts held, at value	2,005,047	–	–
Variation margin payable	–	32,760	–
Total liabilities	2,244,115	262,122	160,346
Net assets applicable to outstanding capital stock	$111,978,008	$182,703,909	$102,108,837
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$531,938	$846,837	$413,525
Additional paid-in-capital	100,900,817	149,010,525	87,175,730
Undistributed (distributions in excess of) net investment income	(455,886)	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	–	(895,912)	(13,140,374)
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	11,001,139	33,742,459	27,659,956
Total – representing net assets applicable to outstanding capital stock	$111,978,008	$182,703,909	$102,108,837
Net assets by class:
Class 1	$293,109	$178,904	$307,747
Class 2	111,684,899	182,525,005	101,801,090
Net asset value per share of outstanding capital stock by class:
Class 1	2.116	2.168	2.482
Class 2	2.105	2.157	2.469
* Identified cost	$99,365,341	$149,134,974	$73,131,830
** Shares outstanding by class:
Class 1	138,540	82,514	124,009
Class 2	53,055,253	84,601,215	41,228,485

Advantus Series Fund, Inc.

Statements of Operations

Year ended December 31, 2010

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio
Investment Income
Interest (net of foreign withholding taxes of $110,162 for International Bond Portfolio)	$16,605,325	$265,420	$4,521,794	$1,476
Dividends (net of foreign withholding taxes of $10,909 for Real Estate Securities Portfolio)	950	–	1,044	8,801,311
Total investment income	16,606,275	265,420	4,522,838	8,802,787
Expenses (note 4):
Investment advisory fee	1,464,875	341,649	468,074	651,955
Rule 12b-1 fees – Class 2	914,908	284,707	292,256	1,086,185
Shareholder servicing fee	157,490	89,879	63,692	91,399
Audit and accounting services	54,726	50,913	58,515	40,383
Administrative services fee	49,381	31,945	55,776	27,755
Legal fees	18,710	47,266	20,467	24,322
Custodian fees	9,217	6,580	3,935	21,111
Printing and shareholder reports	22,801	22,801	22,801	22,801
Director's fees	14,786	14,785	14,786	14,786
S&P Licensing fee	–	–	–	34,309
Insurance	12,750	4,492	4,328	15,308
Other	21,842	33,012	12,301	23,740
Total expenses before waiver	2,741,486	928,029	1,016,931	2,054,064
Less waiver[1]	–	(662,609)	–	–
Total expenses net of waiver	2,741,486	265,420	1,016,931	2,054,064
Investment income – net	13,864,789	–	3,505,907	6,748,723
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)	5,129,082	1,342	(6,710,350)	10,994,259
Foreign currency transactions	–	–	–	–
Net increase from litigation payments	8,264	10	–	29,119
Futures transactions	1,071,417	–	(60,689)	1,243,908
Net change in unrealized appreciation or depreciation on:
Investments	12,990,255	–	11,023,383	40,492,448
Translation of assets and liabilities in foreign currency	–	–	–	–
Futures transactions	(315,524)	–	(7,516)	(73,813)
Net gains on investments	18,883,494	1,352	4,244,828	52,594,919
Net increase in net assets resulting from operations	$32,748,283	$1,352	$7,750,735	$59,434,644

1  Waiver includes advisory fees of $341,649, Rule 12b-1 distribution fees of $284,707, and other fees of $36,253.

See accompanying notes to financial statements.

	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Investment Income
Interest (net of foreign withholding taxes of $110,162 for International Bond Portfolio)	$5,782,233	$1,096	$2,235
Dividends (net of foreign withholding taxes of $10,909 for Real Estate Securities Portfolio)	5	2,041,048	1,959,553
Total investment income	5,782,238	2,042,144	1,961,788
Expenses (note 4):
Investment advisory fee	633,762	235,541	657,675
Rule 12b-1 fees – Class 2	263,566	392,252	234,379
Shareholder servicing fee	68,396	63,358	61,391
Audit and accounting services	60,661	41,701	34,384
Administrative services fee	52,272	36,635	36,635
Legal fees	24,322	24,322	24,322
Custodian fees	99,448	9,666	14,429
Printing and shareholder reports	22,801	22,801	22,801
Director's fees	14,786	14,786	14,786
S&P Licensing fee	–	14,519	–
Insurance	3,476	4,986	2,948
Other	10,834	12,145	10,057
Total expenses before waiver	1,254,324	872,712	1,113,807
Less waiver[1]	–	–	–
Total expenses net of waiver	1,254,324	872,712	1,113,807
Investment income – net	4,527,914	1,169,432	847,981
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)	1,130,266	5,843,058	12,703,765
Foreign currency transactions	199,435	–	–
Net increase from litigation payments	463	7,747	–
Futures transactions	–	1,367,310	–
Net change in unrealized appreciation or depreciation on:
Investments	5,540,644	29,833,938	10,404,969
Translation of assets and liabilities in foreign currency	2,120,322	–	–
Futures transactions	–	(187,093)	–
Net gains on investments	8,991,130	36,667,233	21,874,090
Net increase in net assets resulting from operations	$13,519,044	$38,034,392	$23,956,715

Advantus Series Fund, Inc.

Statements of Changes in Net Assets

Year ended December 31, 2010 and year ended December 31, 2009

	Bond Portfolio		Money Market Portfolio
	2010	2009	2010	2009
Operations:
Investment income – net	$13,864,789	$16,726,390	$–	$418,911
Net realized gains (losses) on investments	6,208,763	(18,225,364)	1,352	(36,286)
Net change in unrealized appreciation or depreciation of investments	12,674,731	49,667,521	–	–
Net increase in net assets resulting from operations	32,748,283	48,168,547	1,352	382,625
Distributions to shareholders from:
Investment income – net
Class 2	–	–	(34,564)	(384,347)
Net realized gain
Class 2	–	–	–	–
Capital share transactions (note 6):
Proceeds from sales
Class 1	134,273	165,595	–	–
Class 2	15,361,117	19,090,027	38,684,022	28,967,014
Shares issued as a result of reinvested distributions
Class 2	–	–	34,564	384,347
Payments for redemption of shares
Class 1	(18,899)	(107,676)	–	–
Class 2	(28,914,365)	(55,268,755)	(46,153,573)	(64,069,435)
Increase (decrease) in net assets from capital share transactions	(13,437,874)	(36,120,809)	(7,434,987)	(34,718,074)
Total increase (decrease) in net assets	19,310,409	12,047,738	(7,468,199)	(34,719,796)
Net assets at beginning of year	346,944,038	334,896,300	114,369,170	149,088,966
Net assets at end of year*	$366,254,447	$346,944,038	$106,900,971	$114,369,170
* including undistributed net investment income of	$–	$–	$–	$34,564

See accompanying notes to financial statements.

	Mortgage Securities Portfolio		Index 500 Portfolio
	2010	2009	2010	2009
Operations:
Investment income – net	$3,505,907	$5,514,986	$6,748,723	$6,866,178
Net realized gains (losses) on investments	(6,771,039)	(12,192,556)	12,267,286	(1,914,421)
Net change in unrealized appreciation or depreciation of investments	11,015,867	15,740,735	40,418,635	84,476,994
Net increase in net assets resulting from operations	7,750,735	9,063,165	59,434,644	89,428,751
Distributions to shareholders from:
Investment income – net
Class 2	–	–	–	–
Net realized gain
Class 2	–	–	–	–
Capital share transactions (note 6):
Proceeds from sales
Class 1	83,581	62,287	155,662	99,597
Class 2	1,927,957	2,670,437	9,187,159	30,070,975
Shares issued as a result of reinvested distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(11,182)	(38,571)	(62,422)	(14,876)
Class 2	(14,643,958)	(27,025,268)	(66,092,921)	(42,493,204)
Increase (decrease) in net assets from capital share transactions	(12,643,602)	(24,331,295)	(56,812,522)	(12,337,508)
Total increase (decrease) in net assets	(4,892,867)	(15,268,130)	2,622,122	77,091,243
Net assets at beginning of year	117,393,537	132,661,667	449,742,301	372,651,058
Net assets at end of year*	$112,500,670	$117,393,537	$452,364,423	$449,742,301
* including undistributed net investment income of	$–	$–	$–	$–

Advantus Series Fund, Inc.

Statements of Changes in Net Assets – continued

Year ended December 31, 2010 and year ended December 31, 2009

	International Bond Portfolio		Index 400 Mid-Cap Portfolio
	2010	2009	2010	2009
Operations:
Investment income – net	$4,527,914	$3,323,606	$1,169,432	$1,183,706
Net realized gains (losses) on investments	1,330,164	7,975,017	7,218,115	(6,795,486)
Net change in unrealized appreciation or depreciation of investments	7,660,966	2,327,205	29,646,845	42,877,415
Net increase in net assets resulting from operations	13,519,044	13,625,828	38,034,392	37,265,635
Capital share transactions (note 6):
Proceeds from sales
Class 1	148,914	76,302	70,252	90,589
Class 2	8,771,392	7,956,220	13,337,022	12,921,773
Payments for redemption of shares
Class 1	(19,128)	(12,307)	(11,644)	(46,287)
Class 2	(6,678,601)	(18,476,256)	(15,121,566)	(16,257,638)
Increase (decrease) in net assets from capital share transactions	2,222,577	(10,456,041)	(1,725,936)	(3,291,563)
Total increase (decrease) in net assets	15,741,621	3,169,787	36,308,456	33,974,072
Net assets at beginning of year	96,236,387	93,066,600	146,395,453	112,421,381
Net assets at end of year*	$111,978,008	$96,236,387	$182,703,909	$146,395,453
* including undistributed (excess of distributions over) net investment income of	$(455,886)	$669,353	$–	$–

See accompanying notes to financial statements.

	Real Estate Securities Portfolio
	2010	2009
Operations:
Investment income – net	$847,981	$1,883,040
Net realized gains (losses) on investments	12,703,765	(18,064,360)
Net change in unrealized appreciation or depreciation of investments	10,404,969	34,766,366
Net increase in net assets resulting from operations	23,956,715	18,585,046
Capital share transactions (note 6):
Proceeds from sales
Class 1	143,001	68,838
Class 2	2,494,555	6,994,030
Payments for redemption of shares
Class 1	(18,222)	(5,118)
Class 2	(12,620,362)	(8,948,120)
Increase (decrease) in net assets from capital share transactions	(10,001,028)	(1,890,370)
Total increase (decrease) in net assets	13,955,687	16,694,676
Net assets at beginning of year	88,153,150	71,458,474
Net assets at end of year*	$102,108,837	$88,153,150
* including undistributed (excess of distributions over) net investment income of	$–	$–

Advantus Series Fund, Inc.
Notes to Financial Statements

December 31, 2010

(1)  Organization

Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of seven portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 MidCap and Real Estate Securities.) Each Portfolio is diversified except for the International Bond Portfolio. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies. The Portfolios issue two classes of shares: Class 1 and Class 2, except for the Money Market Portfolio which only issues one class of shares (Class 1 shares were registered under the Securities Act of 1933 effective November 6, 2007, but the Portfolios did not commence issue of Class 1 shares until February 11, 2008). Class 2 shares and shares of the Money Market Portfolio are subject to a Rule 12b-1 fee that Class 1 shares are not. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class 1 and Class 2 shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's ("Minnesota Life") separate accounts in connection with Minnesota Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life, and may also be offered to certain qualified plans.

(2)  Summary of Significant Accounting Policies

The significant accounting policies followed consistently by the Fund are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Management, Inc. ("Advantus Capital") Valuation Committee under the supervision of the Fund's Board of Directors and in accordance with Board-approved valuation policies and procedures.

A Portfolio's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share value is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Short-term securities, with the exception of those held in the Money Market Portfolio, are valued at fair value. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued at amortized cost, which approximates fair value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the highest-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to or protect itself from market changes, the Fund (excluding the Money Market Portfolio) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Portfolio requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Portfolio may incur a loss upon disposition of the securities. Repurchase agreements are carried at fair value obtained from an independent pricing source. At December 31, 2010, no Portfolios were invested in repurchase agreements.

Federal Taxes

Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

Management has analyzed the Funds' tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for the 2007, 2008 and 2009 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2010 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

	Carryover expiring in:
Portfolio	2015	2016	2017	2018
Bond	$–	$15,640,574	$18,343,698	$–
Money Market	–	–	34,934	–
Mortgage Securities	41,705	7,319,303	11,322,909	6,867,362
Index 500	–	–	–	–
International Bond	–	–	–	–
Index 400 Mid-Cap	–	–	–	–
Real Estate Securities	–	–	9,533,962	–

The Bond, Money Market, Index 500, Index 400 Mid-Cap, and Real Estate Securities Portfolios utilized $5,916,180, $1,352, $2,249,543, $6,612,442 and $11,262,800, respectively, of prior capital loss carryovers during the year ended December 31, 2010.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Undistributed Net Investment Income	Accumulated Realized gain (loss)	Additional Paid-in-Capital
Bond	$(13,864,789)	$–	$13,864,789
Money Market	–	–	–
Mortgage Securities	(3,505,907)	–	3,505,907
Index 500	(6,748,723)	(10,086,252)	16,834,975
International Bond	(5,653,153)	(1,316,863)	6,970,016
Index 400 Mid-Cap	(1,169,432)	(431,497)	1,600,929
Real Estate Securities	(847,981)	–	847,981

Included in the reclassification adjustments above are $13,864,789, $3,505,907, $16,834,975, $6,970,016, $1,600,929, and $847,981 in consent dividends for Bond, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

	Year ended December 31,
	2010	2009
Money Market Distributions paid from:
Ordinary Income	$34,564	$384,347

The Fund intends to distribute long-term capital gains to shareholders in the form of consent dividends. The following are the long-term gains incurred in tax years 2010 and 2009 that have been, or will be, distributed in the following calendar year.

	Long-term capital gains incurred in 2010	Long-term capital gains incurred in 2009
Index 500	$10,086,252	$–
International Bond	502,075	4,780
Index 400 Mid-Cap	431,497	–

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

As of December 31, 2010, the components of distributable earnings on a tax basis for each Portfolio are as follows:

	Undistributed Ordinary Income	Accumulated Long-term gain (loss)	Unrealized appreciation (depreciation)
Bond	$–	$(33,984,272)	$(6,411,846)
Money Market	–	(34,934)	–
Mortgage Securities	–	(25,551,279)	(6,754,896)
Index 500	–	–	225,425,534
International Bond	–	–	10,545,253
Index 400 Mid-Cap	–	–	32,846,547
Real Estate Securities	–	(9,533,962)	24,053,544

Distributions to Shareholders

Distributions to shareholders from net investment income for the Money Market Portfolio are declared daily and reinvested at month-end in additional shares of capital stock. The Fund (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2010, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $37,761,535 and $18,868,243, respectively. The Portfolios have segregated assets to cover such when-issued and forward commitments.

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2010 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Bond	$224,825,783	$239,087,039	$693,339,770	$644,499,931
Mortgage Securities	9,751,252	11,841,469	269,946,776	248,093,323
Index 500	17,094,217	60,598,802	–	–
International Bond	8,788,455	13,752,068	1,898,322	314,587
Index 400 Mid-Cap	23,184,864	20,030,992	–	–
Real Estate Securities	61,328,726	68,735,647	–	–

*Includes U.S. government-sponsored enterprise securities

(4)  Expenses and Related Party Transactions

The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Bond	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Money Market	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion

Mortgage Securities	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Index 500	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion

International Bond	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion

Index 400 Mid-Cap	.15% of net assets to $1 billion; .10% of net assets exceeding $1 billion

Real Estate Securities	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. (the "Sub-Adviser), a registered investment adviser, for the International Bond Portfolio, under which Advantus Capital pays the Sub-Adviser an annual fee of .37% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Fund's Chief Compliance Officer, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

Administrative Services Fee

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. Effective January 1, 2010, administrative service fees for accounting fees are allocated to the portfolios as determined by the providers based on time and effort. Total monthly fees by portfolio range from $259 to $2,594. Legal services for each portfolio is $2,054 per month.

Accounting Services

The Fund has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administration services. In 2010, these fees ranged from .02% to .08% of net assets depending on the size and makeup of the portfolio. The fees are based upon a calculation of a number of factors including base fees, size of assets, out of pocket expenses and certain other fees.

Distribution Fees

The Fund has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Money Market Portfolio ("Covered Portfolios"). Each Covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Portfolio. These fees are paid out of the Covered Portfolio's assets, which reduces a Covered Portfolio's net assets as do other Covered Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian), the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Net Investment Income Maintenance Agreement for the Money Market Portfolio

Effective February 1, 2009, a net investment income maintenance agreement was approved on behalf of the Money Market Portfolio. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Portfolio's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Portfolio unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Portfolio. For the year ended December 31, 2010, the advisory, 12b-1 distribution and other fee waivers totaled $341,649, $284,707 and $36,253 respectively. These amounts are reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2010, Advantus Capital and Securian Financial have collectively waived a cumulative total of $821,964 pursuant to the agreement.

(5)  Illiquid Securities

Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. At December 31, 2010, investments in securities of Bond and Mortgage Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond and Mortgage Securities were $23,925,223 and $3,666,561, respectively, which represent 6.5% and 3.3% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(6)  Capital Share Transactions

Transactions in shares of the Portfolios for the year ended December 31, 2010 and December 31, 2009 were as follows:

	Bond – Class 1		Bond – Class 2
	2010	2009	2010	2009
Sold	79,287	110,093	9,260,474	12,958,720
Redeemed	(11,068)	(71,241)	(17,055,284)	(38,387,348)
	68,219	38,852	(7,794,810)	(25,428,628)
	Money Market
	2010	2009
Sold	38,684,022	28,967,014
Issued for reinvested distributions	34,564	384,347
Redeemed	(46,153,570)	(64,069,435)
	(7,434,984)	(34,718,074)
	Mortgage Securities Class 1		Mortgage Securities Class 2
	2010	2009	2010	2009
Sold	53,863	43,480	1,255,005	1,863,447
Redeemed	(7,251)	(26,539)	(9,429,587)	(19,427,759)
	46,612	16,941	(8,174,582)	(17,564,312)

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Capital Share Transactions – (continued)

	Index 500 – Class 1		Index 500 – Class 2
	2010	2009	2010	2009
Sold	39,414	30,409	2,389,943	8,617,010
Redeemed	(15,960)	(4,407)	(16,799,827)	(13,712,983)
	23,454	26,002	(14,409,884)	(5,095,973)
	International Bond Class 1		International Bond Class 2
	2010	2009	2010	2009
Sold	73,207	43,874	4,390,666	4,568,210
Redeemed	(9,392)	(7,523)	(3,332,731)	(11,704,827)
	63,815	36,351	1,057,935	(7,136,617)
	Index 400 Mid-Cap Class 1		Index 400 Mid-Cap Class 2
	2010	2009	2010	2009
Sold	37,385	60,160	7,246,272	8,700,704
Redeemed	(6,172)	(27,943)	(8,042,781)	(12,809,717)
	31,213	32,217	(796,509)	(4,109,013)
	Real Estate – Class 1		Real Estate – Class 2
	2010	2009	2010	2009
Sold	63,004	48,232	1,131,251	5,538,655
Redeemed	(8,157)	(3,515)	(5,856,017)	(6,042,383)
	54,847	44,717	(4,724,766)	(503,728)

(7)  Fair Value Measurement

The Fund has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical investments. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of an investment. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, written options and swap contracts.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement – (continued)

The following is a summary of the levels used as of December 31, 2010, in valuing the Portfolio's assets and liabilities:

		Fair Value Measurement at December 31, 2010 using
Fund	Quoted Prices in Active Markets for Identical Investments, Investments in Securities (Level 1)	Quoted Prices in Active Markets for Identical Investments, Other Financial Instruments** (Level 1)	Other Significant Observable Inputs, Investments in Securities (Level 2)	Significant Unobservable Inputs, Investments in Securities (Level 3)	Value at 12/31/2010
Bond
Assets
Government Obligations	$–	$–	$194,847,742	$–	$194,847,742
Asset-Backed	–	–	17,366,887	1,142,426	18,509,313
Other Mortgage-Backed	–	–	34,426,161	1,421,880	35,848,041
Corporate Obligations	–	–	106,313,052	–	106,313,052
Investment Companies	46,131,304	–	–	–	46,131,304
Total Investments	46,131,304	–	352,953,842	2,564,306	401,649,452
Liabilities
Other Financial Instruments Futures Contracts	–	(362,055)	–	–	(362,055)
Money Market
Assets
Commercial Paper	$–	$–	$34,993,298	$–	$34,993,298
Corporate Notes	–	–	10,517,005	–	10,517,005
U.S. Government Obligations	–	–	49,989,738	–	49,989,738
Other Short-Term Investments	–	–	4,041,773	–	4,041,773
Investment Companies	7,581,085	–	–	–	7,581,085
Total Investments	7,581,085	–	99,541,814	–	107,122,899
Mortgage Securities
Assets
Government Obligations	–	–	94,747,013	–	94,747,013
Asset-Backed	–	–	4,857,330	862,287	5,719,617
Other Mortgage-Backed	–	–	7,414,710	1,052,193	8,466,903
Investment Companies	22,187,103	–	–	–	22,187,103
Total Investments	22,187,103	–	107,019,053	1,914,480	131,120,636
Index 500
Assets
Common Stocks*	444,157,784	–	–	–	444,157,784
Investment Companies	7,968,904	–	–	–	7,968,904
Total Investments	452,126,688	–	–	–	452,126,688
Other Financial Instruments Futures Contracts	–	148,739	–	–	148,739

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement – (continued)

		Fair Value Measurement at December 31, 2010 using
Fund	Quoted Prices in Active Markets for Identical Investments, Investments in Securities (Level 1)	Quoted Prices in Active Markets for Identical Investments, Other Financial Instruments** (Level 1)	Other Significant Observable Inputs, Investments in Securities (Level 2)	Significant Unobservable Inputs, Investments in Securities (Level 3)	Value at 12/31/2010
International Bond
Assets
Long Term Debt Securities
Argentina	$–	$–	$1,432,223	$–	$1,432,223
Australia	–	–	11,137,430	–	11,137,430
Brazil	–	–	7,196,870	–	7,196,870
Canada	–	–	118,304	–	118,304
France	–	–	1,212,812	–	1,212,812
Germany	–	–	978,316	–	978,316
Hungary	–	–	1,771,947	–	1,771,947
Indonesia	–	–	7,391,579	–	7,391,579
Israel	–	–	1,331,436	–	1,331,436
Lithuania	–	–	2,214,664	–	2,214,664
Malaysia	–	–	4,412,870	–	4,412,870
Mexico	–	–	10,717,402	–	10,717,402
Netherlands	–	–	1,762,625	–	1,762,625
Norway	–	–	4,004,486	–	4,004,486
Philippines	–	–	154,912	–	154,912
Poland	–	–	7,417,006	–	7,417,006
Russia	–	–	3,680,061	–	3,680,061
South Africa	–	–	2,323,294	–	2,323,294
South Korea	–	–	12,843,460	–	12,843,460
Sri Lanka	–	–	–	2,007,405	2,007,405
Supra-National	–	–	753,651	–	753,651
Sweden	–	–	4,027,892	–	4,027,892
United Arab Emirates	–	–	1,763,392	–	1,763,392
United States	–	–	2,793,667	–	2,793,667
Venezuela	–	–	808,575	–	808,575
Vietnam	–	–	893,200	–	893,200
Short Term Debt Securities
Egypt	–	–	5,253,428	361,473	5,614,901
Israel	–	–	30,789	1,297,346	1,328,135
Malaysia	–	–	–	756,258	756,258
Philippines	–	–	–	47,803	47,803
Sri Lanka	–	–	–	1,207	1,207
United States	–	–	3,180,000	–	3,180,000
Investment Companies	2,394,215	–	–	–	2,394,215
Total Investments	2,394,215	–	101,606,291	4,471,492	108,471,998
Other Financial Instruments**
Forward Foreign Currency Contracts	–	–	1,853,184	–	1,853,184

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement – (continued)

		Fair Value Measurement at December 31, 2010 using
Fund	Quoted Prices in Active Markets for Identical Investments, Investments in Securities (Level 1)	Quoted Prices in Active Markets for Identical Investments, Other Financial Instruments** (Level 1)	Other Significant Observable Inputs, Investments in Securities (Level 2)	Significant Unobservable Inputs, Investments in Securities (Level 3)	Value at 12/31/2010
Index 400 Mid-Cap
Assets
Common Stocks*	177,808,002	–	–	–	177,808,002
Investment Companies	5,005,010	–	–	–	5,005,010
Total Investments	182,813,012	–	–	–	182,813,012
Other Financial Instruments**
Futures Contracts	–	64,421	–	–	64,421
Real Estate Securities
Assets
Common Stocks*	96,761,843	–	–	–	96,761,843
Preferred Stocks	504,300	–	–	–	504,300
Investment Companies	3,525,643	–	–	–	3,525,643
Total Investments	100,791,786	–	–	–	100,791,786

*  For additional details on investments in securities, see Schedule of Investments.

**  Investments in Other Financial Instruments are derivative instruments reflected in the notes to the Schedule of Investments. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Level 2 Measurements:

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement – (continued)

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Long-term debt securities comprised of Foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Level 3 Measurements:

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3.

Corporate obligations comprised of U.S. corporate and foreign corporate securities – These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

Long-term debt securities comprised of Foreign government and state and political subdivision securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

For the year ended December 31, 2010, it has been determined that no significant transfers between Levels 1 and 2 occurred.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement – (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of December 31, 2010, is as follows:

Portfolio	Beginning balance 12/31/2009	Net purchases (sales)	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in to Level 3	Transfers out of Level 3	Ending Balance 12/31/2010
Bond
Government Obligations	$–	$4,738,525	$(72)	$27,155	$–	$(4,765,608)	$–
Asset-Backed	1,043,618	(99,345)	–	198,153	–	–	1,142,426
Other Mortgage Backed	1,314,823	3,001,218	(44,078)	286,397	–	(3,136,480)	1,421,880
Corporate Obligations	1,083,876	3,918	–	92,944	–	(1,180,738)	–
Total	3,442,317	7,644,316	(44,150)	604,649	–	(9,082,828)	2,564,306
Money Market	–	3,295,000	–	–	–	(3,295,000)	–
Total	–	3,295,000	–	–	–	(3,295,000)	–
Mortgage Securities	–	–	–	–	–	–	–
Government Obligations	–	3,538,598	(289)	–	–	(3,538,309)	–
Asset-Backed	787,725	–	2	74,560	–	–	862,287
Other Mortgage Backed	1,265,598	235,776	(20,176)	81,358	–	(510,363)	1,052,193
Total	2,053,323	3,774,374	(20,463)	155,918	–	(4,048,672)	1,914,480
Index 500	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–
International Bond	–	–	–	–	–	–	–
Egypt	–	5,467,130	145,753	32,310	–	(5,283,720)	361,473
Israel	323,448	1,230,907	10,525	65,412	–	(332,946)	1,297,346
Malaysia	–	744,156	559	11,543	–	–	756,258
Philippines	–	47,655	95	53	–	–	47,803
Sri Lanka	1,745,647	41,710	4,176	217,079	–	–	2,008,612
Total	2,069,095	7,531,558	161,108	326,397	–	(5,616,666)	4,471,492
Index 400 Mid-Cap	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–
Real Estate Securities	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–

The information used in the above reconciliation represents fiscal year to date activity for any security identified as using level 3 inputs at either the beginning or end of the year. Transfers in or out of level 3 represents either

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Fair Value Measurement – (continued)

the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the pricing level occurred from the beginning to the end of the period.

The amount of total gains or losses for the year ended December 31, 2010, included in changes in net assets attributable to the change in unrealized gains or losses relating to assets still held at the reporting date.

Portfolio	Total unrealized gains (losses)
Bond	$446,122
Mortgage Securities	137,060
International Bond	269,661

(8)  Derivative Instruments Reporting

The Fund provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of assets and liabilities and the location, by line item, of amounts of gains and losses reported in the statement of operations. Generally the derivative instruments outstanding as of period end are disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains or losses on derivatives during the year as disclosed in the Statement of Operations, serves as indicators of the volume of derivatives activity. Although the way in which the Fund uses currency forwards has not changed, the number of transactions increased slightly as the changes in global economic conditions drove the Fund to be slightly more active than it had been historically.

Equity derivatives are purchased or sold to generally manage the Index Portfolios' liquidity and to attempt to replicate intended stock investments to maintain a fully invested Portfolio.

Interest rate derivatives are used both to manage the average duration of a Portfolio's fixed income portfolio, as well as, to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes on a Portfolios' current or intended investments in foreign securities, as well as, to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each of the Portfolios from derivative instruments:

				Risk Exposure
Portfolio	Instrument Type	Total Value at December 31, 2010	Balance Sheet Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$(362,055)	Variation Margin Receivable*	$–	$(362,055)	$–
Money Market	–	–	–	–	–	–
Mortgage Securities	–	–	–	–	–	–
Index 500	Futures	148,739	Variation Margin Payable*	148,739	–	–
International Bond	Foreign currency forwards	1,853,184	Unrealized appreciation/ depreciation on forward foreign currency contracts	–	–	1,853,184
Index 400 Mid-Cap	Futures	64,421	Variation Margin Payable*	64,421	–	–
Real Estate Securities	–	–	–	–	–	–
Total		$1,704,289		$213,160	$(362,055)	$1,853,184

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Derivative Instruments Reporting – (continued)

				Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Instrument Type	Total Value at December 31, 2010	Income Statement Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$1,071,417	Net realized gains (losses) from futures transactions	$–	$1,071,417	$–
Money Market	–	–	–	–	–	–
Mortgage Securities	Futures	(60,689)	Net realized gains (losses) from futures transactions	–	(60,689)	–
Index 500	Futures	$1,243,908	Net realized gains (losses) from futures transactions	$1,243,908	$–	$–
International Bond	Foreign currency forwards	199,435	Net realized gains (losses) from foreign currency transactions**	–	–	199,435
Index 400 Mid-Cap	Futures	1,367,310	Net realized gains (losses) from futures transactions	1,367,310	–	–
Real Estate Securities	–	–		–	–	–
Total		$3,821,381		$2,611,218	$1,010,728	$199,435
				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Instrument Type	Total Value at December 31, 2010	Income Statement Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$(315,524)	Net change in unrealized appreciation or depreciation on futures transactions	$–	$(315,524)	$–
Money Market	–	–	–	–	–	–
Mortgage Securities	Futures	(7,516)	–	–	(7,516)	–
Index 500	Futures	(73,813)	Net change in unrealized appreciation or depreciation on futures transactions	(73,813)	–	–
International Bond	Foreign currency forwards	2,120,322	Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currency	–	–	2,120,322

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(8)  Derivative Instruments Reporting – (continued)

				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Instrument Type	Total Value at December 31, 2010	Income Statement Location	Equity	Interest Rate	Foreign Exchange
Index 400 Mid-Cap	Futures	$(187,093)	Net change in unrealized appreciation or depreciation on futures transactions	$(187,093)	$–	$–
Real Estate Securities	–	–		–	–	–
Total		$1,536,376		$(260,906)	$(323,040)	$2,120,322

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

**  Net realized gains (losses) from foreign currency transactions include realized gains (losses) of $158,131 in foreign currency transactions other than forward currency contracts.

(9)  Subsequent Events

Management has evaluated subsequent events for the Portfolios through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights

Bond Portfolio

	Class 1 Shares
	Year ended December 31,		Period from February 11, 2008(c) to December 31,
	2010	2009	2008
Net asset value, beginning of period	$1.583	$1.370	$1.580
Income from investment operations:
Net investment income (d)	.067	.077	.070
Net gains (losses) on securities (both realized and unrealized)	.086	.136	(.280)
Total from investment operations	.153	.213	(.210)
Net asset value, end of period	$1.736	$1.583	$1.370
Total return (a)	9.69%	15.85%	(13.53)%
Net assets, end of period (in thousands)	$331	$194	$115
Ratios to average net assets:
Expenses (e)	.50%	.51%	.50	%(b)
Net investment income	3.94%	5.27%	5.35	%(b)
Portfolio turnover rate (excluding short-term securities)	247.1%	266.4%	229.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

(e)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Bond Portfolio

	Class 2 Shares
	Year ended December 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$1.579	$1.370	$1.580	$1.540		$1.480
Income from investment operations:
Net investment income (c)	.064	.073	.080	.080		.070
Net gains (losses) on securities (both realized and unrealized)	.084	.136	(.290)	(.040)		(.010)
Total from investment operations	.148	.209	(.210)	–		.060
Net asset value, end of period	$1.727	$1.579	$1.370	$1.580		$1.540
Total return (a)	9.41%	15.57%	(13.52)%	2.29	%(b)	4.66%
Net assets, end of period (in thousands)	$365,923	$346,750	$334,782	$406,106		$366,077
Ratios to average net assets:
Expenses (d)	.75%	.76%	.75%	.73%		.74%
Net investment income	3.79%	5.04%	5.10%	5.18%		4.92%
Portfolio turnover rate (excluding short-term securities)	247.1%	266.4%	229.6%	89.6%		90.2%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  In 2007, 0.10% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been 2.19%.

(c)  Based on average shares outstanding during the year.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Money Market Portfolio

	Year ended December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$1.000		$1.000		$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (b)	–		.003		.020	.040	.040
Total from investment operations	–		.003		.020	.040	.040
Dividends from net investment income	–	(c)	(.003)		(.020)	(.040)	(.040)
Net asset value, end of period	$1.000		$1.000		$1.000	$1.000	$1.000
Total return (a)	.03%		.27%		1.95%	–%	4.36%
Net assets, end of period (in thousands)	$106,901		$114,369		$149,089	$133,217	$113,487
Ratios to average net assets:
Expenses before waiver (e)	.78%		.77%		.68%	.68%	.71%
Expenses net of waiver (e)	.23	%(d)	.65	%(d)	.68%	.68%	.71%
Net investment income	–%		.32%		1.88%	4.51%	4.31%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Based on average shares outstanding during the year.

(c)  Amount represents less than $0.0005 per share.

(d)  Ratio is net of fees waived by the adviser and distributor (see note 4).

(e)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Class 1 Shares
	Year ended December 31,		Period from February 11, 2008(c) to December 31,
	2010	2009	2008
Net asset value, beginning of period	$1.482	$1.370	$1.580
Income from investment operations:
Net investment income (d)	.048	.068	.070
Net gains (losses) on securities (both realized and unrealized)	.057	.044	(.280)
Total from investment operations	.105	.112	(.210)
Net asset value, end of period	$1.587	$1.482	$1.370
Total return (a)	7.02%	8.32%	(13.32)%
Net assets, end of period (in thousands)	$157	$78	$49
Ratios to average net assets:
Expenses (e)	.62%	.66%	.56	%(b)
Net investment income	3.08%	4.78%	5.43	%(b)
Portfolio turnover rate (excluding short-term securities)	252.0%	209.6%	127.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

(e)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Mortgage Securities Portfolio

	Class 2 Shares
	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.479	$1.370	$1.570	$1.520	$1.450
Income from investment operations:
Net investment income (b)	.046	.066	.080	.080	.080
Net gains (losses) on securities (both realized and unrealized)	.054	.043	(.280)	(.030)	(.010)
Total from investment operations	.100	.109	(.200)	.050	.070
Net asset value, end of period	$1.579	$1.479	$1.370	$1.570	$1.520
Total return (a)	6.76%	8.05%	(12.97)%	3.19%	5.34%
Net assets, end of period (in thousands)	$112,343	$117,316	$132,613	$187,180	$191,993
Ratios to average net assets:
Expenses (c)	.87%	.91%	.81%	.76%	.76%
Net investment income	3.00%	4.65%	5.18%	5.44%	5.49%
Portfolio turnover rate (excluding short-term securities)	252.0%	209.6%	127.5%	87.8%	89.4%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  Based on average shares outstanding during the year.

(c)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 500 Portfolio

	Class 1 Shares
	Year ended December 31,		Period from February 11, 2008(c) to December 31,
	2010	2009	2008
Net asset value, beginning of period	$3.818	$3.030	$4.400
Income from investment operations:
Net investment income (d)	.072	.065	.060
Net gains (losses) on securities (both realized and unrealized)	.494	.723	(1.430)
Total from investment operations	.566	.788	(1.370)
Net asset value, end of period	$4.384	$3.818	$3.030
Total return (a)	14.82%	26.18%	(31.26)%
Net assets, end of period (in thousands)	$252	$130	$24
Ratios to average net assets:
Expenses (e)	.22%	.23%	.22	%(b)
Net investment income	1.82%	1.93%	2.10	%(b)
Portfolio turnover rate (excluding short-term securities)	4.1%	6.7%	4.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

(e)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 500 Portfolio

	Class 2 Shares
	Year ended December 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$3.809	$3.030	$4.820	$4.590		$3.980
Income from investment operations:
Net investment income (c)	.061	.058	.080	.070		.080
Net gains (losses) on securities (both realized and unrealized)	.492	.721	(1.870)	.160		.530
Total from investment operations	.553	.779	(1.790)	.230		.610
Net asset value, end of period	$4.362	$3.809	$3.030	$4.820		$4.590
Total return (a)	14.54%	25.87%	(37.21)%	5.02	%(b)	15.23%
Net assets, end of period (in thousands)	$452,113	$449,613	$372,627	$637,194		$669,976
Ratios to average net assets:
Expenses (d)	.47%	.48%	.47%	.48%		.49%
Net investment income	1.55%	1.81%	1.85%	1.52%		1.83%
Portfolio turnover rate (excluding short-term securities)	4.1%	6.7%	4.6%	3.5%		3.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  In 2007, 0.23% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with Securian Financial Group related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been 4.79%.

(c)  Based on average shares outstanding during the year.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

International Bond Portfolio

	Class 1 Shares
	Year ended December 31,		Period from February 11, 2008(c) to December 31,
	2010	2009	2008
Net asset value, beginning of period	$1.853	$1.570	$1.540
Income from investment operations:
Net investment income (d)	.094	.070	.050
Net gains (losses) on securities (both realized and unrealized)	.169	.213	(.020)
Total from investment operations	.263	.283	.030
Net asset value, end of period	$2.116	$1.853	$1.570
Total return (a)	14.19%	17.85%	2.34%
Net assets, end of period (in thousands)	$293	$138	$60
Ratios to average net assets:
Expenses (e)	.95%	.99%	1.00	%(b)
Net investment income	4.65%	4.08%	3.38	%(b)
Portfolio turnover rate (excluding short-term securities)	11.0%	56.5%	103.8%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

(e)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

International Bond Portfolio

	Class 2 Shares
	Year ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$1.848	$1.570	$1.510	$1.380	$1.330
Income from investment operations:
Net investment income (b)	.086	.065	.050	.030	–
Net gains on securities (both realized and unrealized)	.171	.213	.010	.100	.050
Total from investment operations	.257	.278	.060	.130	.050
Net asset value, end of period	$2.105	$1.848	$1.570	$1.510	$1.380
Total return (a)	13.90%	17.56%	4.23%	9.43%	3.99%
Net assets, end of period (in thousands)	$111,685	$96,098	$93,006	$83,407	$62,683
Ratios to average net assets:
Expenses (c)	1.19%	1.23%	1.25%	1.18%	1.16%
Net investment income	4.28%	3.82%	3.13%	2.17%	2.70%
Portfolio turnover rate (excluding short-term securities)	11.0%	56.5%	103.8%	139.3%	225.7%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Based on average shares outstanding during the year.

(c)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Class 1 Shares
	Year ended December 31,		Period from February 11, 2008(c) to December 31,
	2010	2009	2008
Net asset value, beginning of period	$1.717	$1.260	$1.840
Income from investment operations:
Net investment income (d)	.019	.018	.020
Net gains (losses) on securities (both realized and unrealized)	.432	.439	(.600)
Total from investment operations	.451	.457	(.580)
Net asset value, end of period	$2.168	$1.717	$1.260
Total return (a)	26.24%	36.77%	(31.84)%
Net assets, end of period (in thousands)	$179	$88	$24
Ratios to average net assets:
Expenses (e)	.31%	.34%	.32	%(b)
Net investment income	1.02%	1.22%	1.33	%(b)
Portfolio turnover rate (excluding short-term securities)	13.2%	20.2%	24.0%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

(e)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Index 400 Mid-Cap Portfolio

	Class 2 Shares
	Year ended December 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$1.713	$1.260	$1.980	$1.840		$1.680
Income from investment operations:
Net investment income (c)	.014	.014	.020	.020		.020
Net gains (losses) on securities (both realized and unrealized)	.430	.439	(.740)	.120		.140
Total from investment operations	.444	.453	(.720)	.140		.160
Net asset value, end of period	$2.157	$1.713	$1.260	$1.980		$1.840
Total return (a)	25.93%	36.43%	(36.54)%	7.44	%(b)	9.78%
Net assets, end of period (in thousands)	$182,525	$146,307	$112,397	$167,993		$145,021
Ratios to average net assets:
Expenses (d)	.56%	.60%	.57%	.53%		.56%
Net investment income	.74%	1.01%	1.08%	1.21%		1.02%
Portfolio turnover rate (excluding short-term securities)	13.2%	20.2%	24.0%	22.8%		15.5%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  In 2007, 0.32% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with Securian Financial Group related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been 7.12%.

(c)  Based on average shares outstanding during the year.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Class 1 Shares
	Year ended December 31,		Period from February 11, 2008(c) to December 31,
	2010	2009	2008
Net asset value, beginning of period	$1.920	$1.540	$2.260
Income from investment operations:
Net investment income (d)	.030	.044	.040
Net gains (losses) on securities (both realized and unrealized)	.532	.336	(.760)
Total from investment operations	.562	.380	(.720)
Net asset value, end of period	$2.482	$1.920	$1.540
Total return (a)	29.23%	24.90%	(31.97)%
Net assets, end of period (in thousands)	$308	$133	$38
Ratios to average net assets:
Expenses (e)	.94%	.99%	.92	%(b)
Net investment income	1.38%	2.85%	2.23	%(b)
Portfolio turnover rate (excluding short-term securities)	66.9%	67.1%	43.6%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(b)  Adjusted to an annual basis.

(c)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(d)  Based on average shares outstanding during the year.

(e)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(10)  Financial Highlights – (continued)

Real Estate Securities Portfolio

	Class 2 Shares
	Year ended December 31,
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$1.915	$1.540	$2.410	$2.860		$2.190
Income from investment operations:
Net investment income (c)	.020	.039	.040	.070		.070
Net gains (losses) on securities (both realized and unrealized)	.534	.336	(.910)	(.520)		.600
Total from investment operations	.554	.375	(.870)	(.450)		.670
Net asset value, end of period	$2.469	$1.915	$1.540	$2.410		$2.860
Total return (a)	28.91%	24.59%	(36.27)%	(15.76	)%(b)	30.63%
Net assets, end of period (in thousands)	$101,801	$88,020	$71,421	$115,080		$147,021
Ratios to average net assets:
Expenses (d)	1.19%	1.25%	1.17%	1.08%		1.10%
Net investment income	.90%	2.67%	1.98%	2.65%		2.90%
Portfolio turnover rate (excluding short-term securities)	66.9%	67.1%	43.6%	37.3%		39.7%

(a)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(b)  In 2007, 0.31% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with Securian Financial Group related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been (16.07%).

(c)  Based on average shares outstanding during the year.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Advantus Series Fund, Inc.
Fund Expense Examples

(Unaudited)

Fund Expenses Paid by Shareholders

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Advantus Series Fund, Inc.
Fund Expense Examples – continued

(Unaudited)

	Account Value
	Beginning of Period July 1, 2010	End of Period December 31, 2010	Expenses Paid During Period*	Expense Ratio During Period*
Bond Portfolio Class 1
Actual Return	$1,000.00	$1,027.20	$2.55	0.50%
Hypothetical return before expenses	$1,000.00	$1,022.68	$2.55	0.50%
Bond Portfolio Class 2
Actual Return	$1,000.00	$1,025.91	$3.83	0.75%
Hypothetical return before expenses	$1,000.00	$1,021.42	$3.82	0.75%
Money Market Portfolio
Actual Return	$1,000.00	$1,000.29	$1.26	0.25%
Hypothetical return before expenses	$1,000.00	$1,023.95	$1.28	0.25%
Mortgage Securities Portfolio Class 1
Actual Return	$1,000.00	$1,014.99	$3.15	0.62%
Hypothetical return before expenses	$1,000.00	$1,022.08	$3.16	0.62%
Mortgage Securities Portfolio Class 2
Actual Return	$1,000.00	$1,013.71	$4.42	0.87%
Hypothetical return before expenses	$1,000.00	$1,020.82	$4.43	0.87%
Index 500 Portfolio Class 1
Actual Return	$1,000.00	$1,231.09	$1.35	0.24%
Hypothetical return before expenses	$1,000.00	$1,024.00	$1.22	0.24%
Index 500 Portfolio Class 2
Actual Return	$1,000.00	$1,229.54	$2.70	0.48%
Hypothetical return before expenses	$1,000.00	$1,022.79	$2.45	0.48%
International Bond Portfolio Class 1
Actual Return	$1,000.00	$1,087.00	$5.10	0.97%
Hypothetical return before expenses	$1,000.00	$1,020.32	$4.94	0.97%
International Bond Portfolio Class 2
Actual Return	$1,000.00	$1,085.64	$6.31	1.20%
Hypothetical return before expenses	$1,000.00	$1,019.16	$6.11	1.20%

Advantus Series Fund, Inc.
Fund Expense Examples – continued

(Unaudited)

	Account Value
	Beginning of Period July 1, 2010	End of Period December 31, 2010	Expenses Paid During Period*	Expense Ratio During Period*
Index 400 Mid-Cap Portfolio Class 1
Actual Return	$1,000.00	$1,281.84	$1.73	0.30%
Hypothetical return before expenses	$1,000.00	$1,023.69	$1.53	0.30%
Index 400 Mid-Cap Portfolio Class 2
Actual Return	$1,000.00	$1,280.23	$3.22	0.56%
Hypothetical return before expenses	$1,000.00	$1,022.38	$2.85	0.56%
Real Estate Securities Portfolio Class 1
Actual Return	$1,000.00	$1,221.74	$5.21	0.93%
Hypothetical return before expenses	$1,000.00	$1,020.52	$4.74	0.93%
Real Estate Securities Portfolio Class 2
Actual Return	$1,000.00	$1,220.21	$6.72	1.20%
Hypothetical return before expenses	$1,000.00	$1,019.16	$6.11	1.20%

*  Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Advantus Series Fund, Inc.
Proxy Voting and Quarterly Holdings Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Fund's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantus Series Fund, Inc.
Directors and Executive Officers

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors

Linda L. Henderson 1949	Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Dorothy J. Bridges 1955	Director since December 28, 2004	President, Chief Executive Officer and Director, City First Bank of DC since September 2008; President and Chief Executive Officer, Franklin National Bank of Minneapolis from 1999 to August 2008; member, Franklin National Bancorporation from 1999 to August 2008; member, Federal Reserve Bank's Consumer Advisory Council from 2006 to October 2008; Chairman, Community Bankers Council of the American Bankers Association; Vice Chair, Northwest Area Foundation Board of Directors since 2002; Director, Federal Reserve Bank of Minneapolis from 2007 to September 2008

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2)

Gregory S. Strong 1944	President since April 25, 2007	Retired since December 2008, prior for more than five years Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc.; Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President and Director, Advantus Capital Management, Inc.; Second Vice President, Minnesota Life Insurance Company; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice President, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Financial Vice President, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets)

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)  Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets).

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This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Advantus Series Fund, Inc. ("Fund") if preceded or accompanied by (a) the current prospectus for the Fund and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

A00758-0211

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

Call 1-800-362-3141 to receive your financial documents electronically. It's fast and convenient.

©2010 Advantus Series Fund, Inc. All rights reserved.

F38897 Rev 2-2011

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Dorothy J. Bridges, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Bridges as the Audit Committee’s financial expert.  Ms. Bridges is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2010	2009
169,520	$165,550

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2010	2009
0	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2010	2009
15,380	$16,400

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4 were as follows:

2010	2009
0	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                    Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Advantus Series Fund, Inc. (the “Fund”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

(e)(2)                    None of the services provided to the registrant described in paragraphs (b) – (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    No disclosures are required by this Item 4(f).

(g)                                 The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010	2009
$281,649	$222,070

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent directors”).  The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors.  The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style.  The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                  Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                          Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                          A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                          Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus Series Fund, Inc.

By (Signature and Title)	/s/ Gregory S. Strong
Gregory S. Strong, President

Date: March , 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory S. Strong
Gregory S. Strong, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date: March 7, 2011